Exhibit 10.2

STATE OF CALIFORNIA

STANDARD AGREEMENT	APPROVED BY THE	CONTRACT NUMBER	AM. NO.
STD. 2_(__V. 5-91)	ATTORNEY GENERAL	00-91035

TAXPAYER’S FEDERAL EMPLOYER IDENTIFICATION NUMBER
THIS AGREEMENT, made and entered into this 1st day of August, 2000, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting		33-0519730

TITLE OF OFFICER ACTING FOR STATE	AGENCY

Chief, Program Support Branch	Department of Health Services	, hereafter called the State, and

CONTRACTORS NAME

Sharp Health Plan

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows: (Set forth service to be rendered by Contractor, amount to be paid Contractor, time for performance of completion, and attach plans and specifications, if any.)

This Contract is entered into under the provisions of Section 14089 and 14089.05, Welfare and Institutions Code.

WHEREAS, it is in the best interest of all parties to enter into this Contract,

NOW THEREFORE, the Contract is entered as follows:

CONTINUED ON 152 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.

The provisions on the reverse side hereof constitute a part of this agreement.

.

STATE OF CALIFORNIA		CONTRACTOR
AGENCY		CONTRACTOR (If Other than an individual, state whether a corporation, partnership, etc.)
Department of Health Services		Sharp Health Plan

BY (AUTHORIZED SIGNATURE)		BY (AUTHORIZED SIGNATURE)

/s/ Nadine Fujita Roh		/s/ B. Kathlyn Mead
PRINTED NAME OF PERSON SIGNING		PRINTED NAME AND TITLE OF PERSON SIGNING
Edward E. Stahlberg	Nadine Fujita Roh, Chief CMU Production	B. Kathlyn Mead, President and CEO
TITLE		ADDRESS
Chief, Program Support Branch		9325 Sky Park Court, Suite 300, San Diego, CA 92123

AMOUNT ENCUMBERED BY THIS DOCUMENT $	PROGRAM/CATEGORY (CODE AND TITLE)	FUND TITLE	Department of General Services Use Only
	Loc. Asst. Sect. 14157 W&I Code	Health Care Deposit	EXEMPT FROM PCC PER W&I CODE SECTION 14089(j)
PRIOR AMOUNT ENCUMBERED FOR THIS CONTRACT $ -0-	(OPTIONAL USE)
Fed. Cat. No. 93778
TOTAL AMOUNT ENCUMBERED TO DATE $	ITEM CHAPTER	STATUTE FISCAL YEAR
	4260-601-912 52	2000 00/01

OBJECT OF EXPENDITURE (CODE AND TITLE) 9912-705-95915

__ hereby certify upon my own personal knowledge that budgeted funds are available for the period and purpose of the expenditure stated above.		T.B.A. NO. B.R. NO.

SIGNATURE OF ACCOUNTING OFFICER		DATE
	/s/ Illegible	7/31/00

☐ CONTRACTOR	☐ STATE AGENCY	☐ ___________	☐ CONTROLLER	☐ ___________

Sharp Health Plan	00-91035

TABLE OF CONTENTS

ARTICLE 1.0 - PREAMBLE		1-1

ARTICLE 2.0 - DEFINITIONS		2-1

ARTICLE 3.0 - GENERAL PROVISIONS		3-1
3.1	Governing Law	3-1
3.2	Compliance with Applicable Laws	3-1
3.3	Authorized Representative/Delegation of Authority	3-2
3.4	Authority of the State	3-3
3.5	Fulfillment of Obligations	3-3
3.6	Assignment of Contract	3-4
3.7	Amendment of Contract	3-4
3.8	Interpretation of Contract/Captions/Word Usage	3-5
3.9	Submissions to DHS/Notices	3-5
3.10	Disputes and Appeals	3-6
3.11	Inspection Rights	3-10
3.12	Confidentiality of Information	3-11
3.13	Discrimination Prohibition	3-11
3.14	Discrimination Complaints	3-12
3.15	Equal Opportunity Employer	3-12
3.16	Nondiscrimination Clause Compliance	3-13
3.17	Contractor’s National Labor Relations Board (NLRB) Declaration	3-13
3.18	Ownership/Interest Certification	3-14
3.19	Financial Interest Disclosure	3-14
3.20	Conflict of Interest - Current and Former State Employees	3-15
3.21	Disabled Veteran Business Enterprises	3-15
3.22	Drug Free Workplace Act of 1990	3-15
3.23	Americans with Disabilities Act of 1990 and Rehabilitation Act of 1973 Requirements	3-16
3.24	Child Support Compliance Act Acknowledgment	3-16
3.25	Consequential Damages	3-16

i

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ARTICLE 4.0 - TERM AND TERMINATION		4-1
4.1	Contract Term	4-1
4.2	Termination of Covered Service Obligations	4-1
4.3	Termination	4-2
4.4	Notice to Members of Transfer of Care	4-4
4.5	Sanctions	4-4

ARTICLE 5.0 - POLICIES, PROTOCOLS AND STANDARDS		5-1
5.1	Operational Policies	5-1
5.2	Amendments to Operational Policies	5-2
5.3	Compliance with Operational Policies	5-2
5.4	Operational Protocols/Obtaining State Approval	5-2
5.5	Compliance with Protocols	5-3
5.6	License and Certification Standards	5-4
5.7	Preventive Care Standards	5-5

ARTICLE 6.0 - ENROLLMENT AND DISENROLLMENT		6-1
6.1	Enrollment	6-1
6.2	Enrollment Capacity	6-1
6.3	Enrollment Limitation	6-1
6.4	Coverage	6-2
6.5	Participation in Enrollment Program	6-2
6.6	Disenrollment	6-2
6.7	Circumstances Under Which Member Is Disenrolled For Service Exclusion	6-7
6.8	Marketing Activities	6-9
6.9	Liability	6-11

ARTICLE 7.0 - SERVICE DELIVERY REQUIREMENTS		7-1
7.1	Scope of Service/Contractor Risk in Providing Services	7-1
7.2	Network Capacity/Composition	7-2
7.3	Specified Services	7-6
7.4	Preventive Services	7-8
7.5	Availability and Accessibility	7-11

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7.6	Coordination of Care and Referral Requirements	7-13
7.7	Services With Special Payment Arrangement/Or Payments for Out-Of-Plan Providers	7-22
7.8	Member Health Education Services	7-30
7.9	Religious or Ethical Objections to Perform Services	7-33
7.10	Subcontract With Local Health Department (LHD)	7-34
7.11	Subcontract or Memorandum of Agreement (MOA) with Other Entities	7-35

ARTICLE 8.0 - ADMINISTRATIVE & OPERATIONAL REQUIREMENTS		8-1
8.1	Organizational Legal Authority	8-1
8.2	Organization and Administrative Capabilities	8-1
8.3	Financial Systems	8-3
8.4	Books and Records	8-12
8.5	Management Information System (MIS)	8-14
8.6	Quality Improvement Plan (QIP)	8-17
8.7	Credentialing and Recredentialing	8-26
8.8	Facility Review	8-28
8.9	Medical Records	8-29
8.10	Utilization Management (UM) Program	8-31
8.11	Infection Control Plan	8-32
8.12	Member Services	8-33
8.13	Cultural and Linguistic Services	8-39
8.14	Provider Services	8-41
8.15	Reporting Fraud and Abuse	8-42

ARTICLE 9.0 - SUBCONTRACT		9-1
9.1	Knox-Keene Regulations	9-1
9.2	Subcontract Requirements	9-1
9.3	Subcontract Non-federally Qualified HMOs - DHS Approval	9-3
9.4	Subcontract Federally Qualified HMOs - DHS Approval	9-3
9.5	Subcontract Compensation	9-3
9.6	Payments to Subcontractors	. 9-4
9.7	Public Records	9-4
9.8	Disclosures	9-4

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9.9	Linguistic Service Provisions	9-5
9.10	Physician Incentive Plan Requirements	9-5

ARTICLE 10.0 - PAYMENT PROVISIONS		10-1
10.1	Contractor Risk in Providing Provisions	10-1
10.2	Amounts Payable	10-1
10.3	Capitation Rates	10-1
10.4	Capitation Rates Constitute Payment In Full	10-2
10.5	Negotiation of Rates	10-3
10.6	Redetermination of Rates - Obligation Changes	10-4
10.7	Reinsurance	10-5
10.8	Catastrophic Coverage Limitation	10-5
10.9	Recovery of Capitation Payments	10-5
10.10	Limitation to Federal Financial Participation	10-6

ARTICLE 11.0 - DUTIES OF THE STATE		11-1
11.1	Payment for Services	11-1
11.2	Medical Reviews	11-1
11.3	Facility Inspections	11-2
11.4	Enrollment Processing	11-2
11.5	Disenrollment Processing	11-2
11.6	Certification of Marketing Representatives	11-3
11.7	Approval Process	11-3
11.8	Program Information	11-3
11.9	Beneficiary Notification of Health Plan Contract Termination	11-3
11.10	Pilot Projects	11-4
11.11	Confidentiality of Information	11-4

ATTACHMENT I EXCLUDED DRUGS FOR THE TREATMENT OF HIV AND AIDS

ATTACHMENT II EXCLUDED PSYCHOTHERAPUETIC DRUGS

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ARTICLE 2.0 - DEFINITIONS

As used in this Contract, unless otherwise expressly provided or the context otherwise requires, the following definitions of terms will govern the construction of this Contract:

2.1	Administrative Costs means only those costs which arise out of the operation of the plan excluding direct and overhead costs incurred in the furnishing of health care services which would ordinarily be incurred in the provision of these services whether or not through a plan.

2.2	Affiliate means an organization or person that directly, or indirectly through one or more intermediaries controls or is controlled by, or is under common control with Contractor and that provides services to or receives services from Contractor.

2.3	Ambulatory Care means the type of health services that are provided on an outpatient basis, at locations such as a clinic, health center, or physician’s office.

2.4	California Children Services (CCS) Program means a public health program which assures the delivery of specialized diagnostic, treatment, and therapy services to financially and medically eligible children under the age of 21 years who have CCS eligible conditions, as defined in Title 22, California Code of Regulations (CCR), Section 41800.

2.5	Catastrophic Coverage Limitation means the date beyond which Contractor is not at risk, as determined by the Director, to provide or make reimbursement for illness or injury to beneficiaries which results from or is greatly aggravated by a catastrophic occurrence or disaster including but not limited to, an act of war, declared or undeclared, and which occurs subsequent to Enrollment.

2.6	Child Health and Disability Prevention (CHDP) Program Service means those preventive health care services for beneficiaries under 21 years of age provided in accordance with the provisions of Health and Safety Code Section 124025, et seq., and Title 17, CCR, Sections 6840 through 6850.

2.7	CMAC means the California Medical Assistance Commission.

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2.8	Collaborative Initiative means collaboration of all Medi-Cal Managed Care Plans and Department of Health Services (DHS) to develop a standard methodology in order to study a common topic and produce comparable results.

2.9	Confidential Information means specific facts or documents identified as “confidential” by either law, regulations or Contract language.

2.10	Contract means this written agreement between the State and Contractor.

2.11	Contracting Officer means the single administrator of this Contract appointed by the Director of DHS. On behalf of DHS, the Contracting Officer will make all determinations and take all actions as are appropriate under this Contract, subject to the limitations of applicable federal and State laws and regulations.

2.12	Contracting Providers means a physician, nurse, technician, teacher, researcher, hospital, home health agency, nursing home, or any other individual or institution that contracts with a health plan to provide medical services to Members.

2.13	Contractor means the Knox-Keene licensed plan, Sharp Health Plan.

2.14	Contractor’s Representative means the single administrator who is designated by the Contractor to make all determinations and take all actions as are appropriate to implement this Contract, subject to the limitations of the Contract and federal and State laws and regulations.

2.15	Coordinate Benefits means the process of utilizing third party liability resources to ensure that the Medi-Cal program is the payer of last resort. This is accomplished by either operating a cost avoidance method of paying claims, when the existence of Medicare or private health coverage is known at the time the claim is processed, or the method of post- payment recovery of the cost of services, if the coverage is identified retroactively.

2.16	Corrective Actions means specific identifiable activities or undertakings of Contractor which address program deficiencies or problems identified by formal audits or monitoring activities by the State or its designated representatives.

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2.17	Covered Services means Medical Case Management and those services set forth in Title 22, CCR, Division 3, Subdivision I, Chapter 3, beginning with Section 51301, and Title 17, CCR, Chapter 4, Subchapter 13, Article 4, beginning with Section 6840, except the following excluded services:

a)	Services for major organ transplant meaning heart, liver, heart-lung, lung, combined liver and small bowel, combined liver and kidney transplant, and bone marrow transplant or any new transplant that is approved by DHS as a Medi-Cal benefit;

b)	Long term care services rendered to Members who require Skilled Nursing Facility Services as described in Title 22, CCR, Section 51335; Intermediate Care Facility Services as described in Title 22, CCR, Sections 51334, 51343.1, 51343.2; or Sub-Acute Care Services as described in Title 22, CCR, Section 51335.5; and who have been institutionalized for more than the month of admission plus one month;

c)	Home and community based services as defined in 22, CCR, Section 51176. Home and community based services do not include any service that is available as an Early and Periodic Screening, Diagnosis and Treatment (EPSDT) service, including EPSDT supplemental services, as described in Title 22, CCR, Sections 51184,51340 and 51340.1. Early and Periodic Screening, Diagnosis and Treatment services are Covered Services under this Contract;

d)	California Children Services;

e)	Specialty Mental Health Services;

f)	Alcohol and drug treatment services available under the Drug Medi-Cal program as defined in Title 22, CCR, Section 51341.1, and outpatient heroin detoxification as provided for in Title 22, CCR Section 51328;

g)	Fabrication of optical lenses;

h)	Directly Observed Therapy (DOT) for tuberculosis;

i)	Services in any federal or State governmental hospital;

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j)	In-home medical care services as defined in Title 22, CCR, Section 51344;

k)	Personal Care Services as defined in Title 22, CCR, Section 51183 and 51350;

l)	Dental services as specified in Title 22, CCR, Section 51307, and Early Periodic Screening, Diagnosis and Treatment supplemental dental services as described in Title 22, CCR, Section 51340.1(a). However, Contractor is responsible for all medical Covered Services necessary to support dental services provided to Members as specified in Article 7, Subsection 7.6.4;

m)	Any Local Education Agency services as specified in Title 22, CCR, Sections 51360 and 51190.4 provided pursuant to an Individualized Education Plan as set forth in Education Code, Section 56340 et seq., or an Individualized Family Service Plan as set forth in Government Code Section 95020, or Local Education Agency services provided under an Individualized Health and Support Plan, as described in Title 22, CCR, Section 51535.5(f)(2)(C);

n)	Laboratory services provided under the State serum alphafetoprotein testing program administered by the Genetic Disease Branch of DHS;

o)	Adult Day Health Care;

p)	Targeted case management services as defined in Title 22, CCR, Section 51185 and specified in Title 22, CCR, Section 51351;

q)	Childhood lead poisoning case management services provided by San Diego County Local Health Department;

r)	Human Immunodeficiency Virus (HIV) and Acquired Immune Deficiency (AIDS) drugs listed in Attachment I (consisting of one page), and HIV and AIDS drugs classified as Nucleoside Analogs, Protease Inhibitors, and Non-Nucleoside Reverse Transcriptase Inhibitors, approved by the federal Food and Drug Administration (FDA) after July 1, 1997 and psychotherapeutic drugs listed in Attachment II (consisting of two pages).

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2.18	Credentialing means the recognition of professional or technical competence. The process involved may include registration, certification, and professional licensure.

2.19	DDS means the Department of Developmental Services.

2.20	Derivative Aid Code means an aid code which is a subset of Eligible Beneficiaries derived from an original Covered Aid Code.

2.21	DHS means the Department of Health Services, the single Department responsible for administration of the Medi-Cal Program, Children’s Medical Services Program, California Children Services, Genetically Handicapped Persons Program, Child Health and Disability Prevention Program, and other health related programs.

2.22	DHHS means the Department of Health and Human Services, the federal agency responsible for management of the Medicaid program.

2.23	Director means the Director of the State of California Department of Health Services.

2.24	Disproportionate Share Hospital means a health facility licensed pursuant to Chapter 2, Division 2, Health and Safety Code, to provide acute inpatient hospital services, which is eligible to receive payment adjustments from the State pursuant to Welfare & Institution (W&I) Code, Section 14105.98.

2.25	Eligible Beneficiary means a Medi-Cal beneficiary who is residing in Contractor’s Service Area with either a mandatory aid code or a non-mandatory aid code. Those with non-mandatory aid codes are not required to enroll in a managed care plan but may do so voluntarily.

Mandatory Aid Codes:

Public Assistance, Family (CalWORKS formerly AFDC):

Aid Codes: 30, 32, 33, 35, 3E, 3G, 3H, 3L, 3M, 3P, 3R, 3U

Public Assistance - Family:

Aid Codes: 38, 39, 54, 59, 5X, 7X

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Medically Needy, Family (CalWORKS formerly AFDC), No Share of Costs:

Aid Codes: 3A, 3C, 3N, 34

Special Program/Percent/Children:

Aid Codes: 47, 72, 7A, 8P, 8R

Medically Indigent Child:

Aid Code: 82

Refugee/Entrant:

Aid Codes: 01, 02, 08, 0A

Non-Mandatory Aid Codes:

Public Assistance, Aged:

Aid Codes: 10, 18

Public Assistance, Blind/Disabled:

Aid Codes: 20, 28, 60, 68

Medically Needy, Aged, No Share of Costs:

Aid Codes: 14, 16

Medically Needy, Blind/Disabled, No Share of Costs:

Aid Codes: 6A, 6C, 6G, 6N, 24, 26, 36, 64, 66

Foster Care:

Aid Codes: 4C, 40, 42, 4F, 4G, 4K, 5K

Pregnant/Medically Indigent Adult:

Aid Code: 86

Disabled/Medically Needy/Children:

Aid Code: 6P, 6R

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Foster Care/Medically Indigent Children:

Aid Code: 45

Adoption Assist/Medically Indigent - Child:

Aid Codes: 03, 04, 4A

Individuals with the following status regardless of aid code are not Eligible Beneficiaries for the purposes of enrollment:

a)	Individuals who have been approved by the Medi-Cal Field Office or the California Children Services Program for bone marrow, heart, heart-lung, liver, lung, combined liver and kidney, or combined liver and small bowel transplants.

b)	Individuals who elect and are accepted to participate in the following Medi-Cal waiver programs: In-Home Medical Care Waiver Program, the Skilled Nursing Facility Waiver Program, and the Model Waiver Program.

c)	Individuals determined by the Medi-Cal Field Office to be in need of long term care and residing in a skilled nursing facility for 30 days past the month of admission.

d)	Individuals who have commercial or Medicare HMO coverage.

2.26	Emergency Medical Condition means a medical condition which is manifested by acute symptoms of sufficient severity, including severe pain, such that a prudent lay person who possesses an average knowledge of health and medicine could reasonably expect the absence of immediate medical attention to result in:

i)	placing the health of the individual (or, in the case of a pregnant woman, the health of the woman or her unborn child) in serious jeopardy,

ii)	serious impairment to bodily functions, or

iii)	serious dysfunction of any bodily organ or part.

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2.27	Emergency Services means health services needed to evaluate or stabilize an Emergency Medical Condition.

2.28	Encounter means a single “face-to-face” visit or medically related service rendered by (a) provider(s) in an Ambulatory Care setting to an Eligible Beneficiary enrolled in the health plan during the date of service. It includes, but is not limited to, all services for which Contractor incurred any financial liability.

2.29	Enrollment means the process by which an Eligible Beneficiary becomes a Member of Contractor’s plan.

2.30	Facility means any premise that is owned, leased, used or operated directly or indirectly by or for Contractor or its Affiliates for purposes related to this Contract or maintained by a provider to provide services on behalf of Contractor.

2.31	Federal Financial Participation means federal expenditures provided to match proper State expenditures made under approved State Medicaid plans.

2.32	Federally Qualified Health Center (FQHC) means an entity as defined in Title 22, CCR, Section 53810(r).

2.33	Fee-For-Service (FFS) means a method of charging based upon billing for a specific number of units of services rendered to an Eligible Beneficiary.

2.34	Fee-For-Service Medi-Cal Mental Health (FFS/MC) means the mental health services covered through Fee-For-Service Medi-Cal which include outpatient services and acute care inpatient services. These services are provided through Primary Care Physicians as well as psychiatrists and psychologists.

2.35	Financial Performance Guarantee means cash or cash equivalents which are immediately redeemable upon demand by DHS, in an amount determined by DHS, which shall not be less than one full month’s capitation.

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2.36	Financial Statements means reports including balance sheets, income statements, statements of cash flows, statements of equity and accompanying footnotes prepared in accordance with generally accepted accounting principles.

2.37	Fiscal Year (FY) means any 12-month period for which annual accounts are kept. The State fiscal year is July 1 through June 30; the federal fiscal year is October 1 through September 30.

2.38	Geographic Managed Care (GMC) Program means the GMC Program authorized by Section 14089 et seq., of the W&I Code.

2.39	Grievance means a complaint filed by either a Member or a provider.

2.40	Health Plan Employer Data and Information Set (HEDIS) means the set of standardized performance measures sponsored and maintained by the National Committee for Quality Assurance (NCQA).

2.41	HEDIS Compliance Audit means an audit process that uses specific standards and guidelines for assessing the collecting, storing, analyzing and reporting of HEDIS measures. This audit process is designed to ensure accurate HEDIS reporting.

2.42	Internal Quality Improvement Projects (IQIPs) means studies selected by each Medi-Cal Managed Care Plan to be used for their own internal quality improvement purposes. The studies include an initial report, 4 phases and a final report:

Initial Report:	Includes information about the purpose and feasibility of the proposed project.

Phase 1:	Development of the research design, methodology and project timeline.

Phase 2:	Collection of baseline data.

Phase 3:	Baseline data analyzed and interventions have been proposed.

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Phase 4:	Interventions have been implemented and remeasurement shows Significant Improvement.

Final Report:	Remeasurement indicates Sustained Improvement has been achieved.

2.43	Knox-Keene Health Care Service Plan Act means the law which regulates health maintenance organizations and is administered by the Department of Managed Health Care commencing with Section 1340, Health & Safety Code.

2.44	Local Health Department (LHD) means the County of San Diego Health and Human Services Agency.

2.45	Marketing means any activity conducted on behalf of Contractor where information regarding the services offered by Contractor is disseminated in order to persuade Eligible Beneficiaries to enroll. Marketing also includes any similar activity to secure the endorsement of any individual or organization on behalf of Contractor.

2.46	Marketing Representative means a person who is engaged in Marketing activities on behalf of Contractor either through direct employment by Contractor or through a Marketing organization.

2.47	Medical Case Management means services provided by a Primary Care provider to ensure the coordination of Medically Necessary health care services, assuring the provision of preventive services in accordance with established standards and periodicity schedules and ensuring continuity of care for Medi-Cal enrollees. It includes health risk assessment, treatment planning, coordination, referral, follow-up, and monitoring of appropriate services and resources required to meet an individual’s health care needs.

2.48	Medical Records means written documentary evidence of treatments rendered to plan Members.

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2.49	Medically Necessary means reasonable and necessary services to protect life, to prevent significant illness or significant disability, or to alleviate severe pain through the diagnosis or treatment of disease, illness, or injury.

2.50	Member means any Eligible Beneficiary who has enrolled in Contractor’s plan and receives Covered Services under this Contract.

2.51	Minimum Performance Level refers to a minimum requirement of performance of the Contractor on each of the HEDIS measures selected by DHS.

2.52	Minor Consent Services means those Covered Services of a sensitive nature which minors do not need parental consent to access related to:

a)	Sexual assault, including rape;

b)	Drug or alcohol abuse for children 12 years of age or older;

c)	Pregnancy and abortion services;

d)	Family planning;

e)	Sexually transmitted diseases, designated by the Director, in children 12 years of age or older;

f)	Outpatient mental health care for children 12 years of age or older who are mature enough to participate intelligently and where either (1) there is a danger of serious physical or mental harm to the minor or others or (2) the children are the alleged victims of incest or child abuse.

g)	State law provides minors the right to obtain an abortion without parental consent.

2.53	National Committee for Quality Assurance (NCQA) is a non-profit organization committed to evaluating and publicly reporting on the quality of managed care plans.

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2.54	NCQA Licensed HEDIS Compliance Organization is an entity licensed by NCQA to provide auditors certified by NCQA to conduct HEDIS Compliance Audits.

2.55	Newborn Child means a child born to a Medi-Cal beneficiary during the period of time she is receiving Medi-Cal benefits or in the month prior to initial receipt of Medi-Cal benefits.

2.56	Non-Medical Transportation Services means transportation required to access medical appointments and to obtain other Medically Necessary Covered Services by Members who do not have a medical condition necessitating the use of medical transportation as defined in Title 22, CCR, Section 51323.

2.57	Non Physician Medical Practitioners means a nurse practitioner, certified nurse midwife, or physician assistant authorized to provide primary care under physician supervision.

2.58	Not-Report means:

a)	Contractor did not calculate the measure and a population existed for which the measure could have been calculated.

b)	Contractor calculated the measure but result was in error:

i)	for measures reported as a rate (e.g. effectiveness of care measures) any error that causes a (+/-) 5 percentage point difference in the reported rate.

ii)	for non-rate measures (e.g. Use of Services measures) any error that causes a (+/-) 10 percent change in the reported event.

2.59	Other Health Coverage (OHC) means coverage for health related services or entitlements for which an Eligible Beneficiary is eligible under any private health plan, any indemnification insurance program, any other State or federal medical care program, or under other contractual or legal entitlement.

2.60	Operations Period means that period of time during which Contractor is responsible for the delivery of Covered Services to Members, commencing August 1, 2000 through and including the last day of the Contract term.

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2.61	Physician Incentive Plan means any compensation arrangement between Contractor and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services provided to Members under this Contract.

2.62	Policy Letter means a document which has been dated, numbered and issued by the Medi-Cal Managed Care Division and clarifies regulatory or contractual requirements, but does not add new obligations to the Contract.

2.63	Preventive Care means health care designed to prevent disease and /or its consequences. There are three levels of Preventive Care: primary, such as immunizations, aimed at preventing disease; secondary, such as disease screening programs, aimed at early detection of disease; and tertiary, such as physical therapy, aimed at restoring function after the disease has occurred.

2.64	Primary Care means a basic level of health care usually rendered in ambulatory settings by general practitioners, family practitioners, internists, obstetricians, pediatricians, and Non-Physician Medical Practitioners. This type of care emphasizes caring for the Member’s general health needs as opposed to specialists focusing on specific needs.

2.65	Primary Care Physician (PCP) means a person duly licensed by the Medical Board of California who is responsible for supervising, coordinating, and providing initial and Primary Care to Members; for initiating referrals and for maintaining the continuity of care for the Member. A Primary Care Physician has focused the delivery of medicine to general practice or is a board certified or board eligible internist, obstetrician/gynecologist, pediatrician or family practitioner. A resident or intern shall not be a Primary Care Physician.

2.66	Prior Authorization means the process by which Contractor approves, usually in advance of the rendering, requested medical services. This is part of the utilization management system.

2.67	Prior Authorization Request means a method by which practitioners seek approval from Contractor to render medical services. Contractor’s utilization review coordinator is responsible for granting approval of providing specific, non-emergency Covered Services in advance of rendering such services.

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2.68	Quality Assurance (QA) means a formal set of activities to assure the quality of clinical and non-clinical services provided. Quality Assurance includes quality assessment and Corrective Actions taken to remedy any deficiencies identified through the assessment process. Comprehensive Quality Assurance includes mechanisms to assess and assure the quality of both health services and administrative and support services.

2.69	Quality Improvement (QI) means the result of an effective QA program which objectively and systematically monitors and evaluates the quality and appropriateness of care and services to Members through quality of care studies and other health related activities.

2.70	Quality Improvement Plan (QIP) means systematic activities to monitor and evaluate the clinical and non-clinical services provided to Members according to the standards set forth in statute, regulations, and Contract language. The QIP consists of processes which measure the effectiveness of care, identify problems, and implement improvement on a continuing basis towards an identified, targeted outcome measurement.

2.71	Quality of Care means the degree to which health services for individuals and populations increase the likelihood of desired health outcomes and are consistent with current professional knowledge.

2.72	Quality Indicators means measurable variables relating to a specific clinic or health services delivery area which are reviewed over a period of time to screen delivered health care and to monitor the process or outcome of care delivered in that clinical area.

2.73	Rural Health Clinic (RHC) means an entity as defined in Title 22, CCR, Section 51115.5.

2.74	Safety-net Provider means a provider of comprehensive Primary Care and/or a hospital providing acute inpatient services to both the medically indigent and Eligible Beneficiaries. Safety-net Providers are:

a)	Governmental - operated health systems,

b)	Community health centers, rural and Indian/Alaskan Native Health Clinics,

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c)	Disproportionate Share Hospitals, public and university hospitals, and rural and children’s hospitals, and

d)	Federally Qualified Health Centers and qualified look-a-likes.

2.75	Sensitive Services means those services related to:

a)	Family planning;

b)	Sexually Transmitted Disease (STD);

c)	Abortion; and

d)	Human Immunodeficiency Virus testing.

2.76	Service Area means the geographic area comprised of those areas designated by the United States Postal Service ZIP codes in San Diego County that have been proposed by Contractor and approved in writing by DHS.

2.77	Service Location means any location at which a Member obtains any health care service provided by Contractor under the terms of this Contract.

2.78	Service Site means the location designated by Contractor at which Members receive Primary Care services.

2.79	Short-Doyle Medi-Cal Mental Health Services (SD/MC) means those services as defined in Title 22, California Code of Regulations, Section 51341. Short-Doyle Medi-Cal Mental Health Services include: crisis intervention, crisis stabilization, inpatient hospital services, crisis residential treatment case management, adult residential treatment, day treatment intensive, rehabilitation, outpatient therapy, medication, and support services.

2.80	Significant Improvement means a reduction of the performance gap, which is further defined, by the reduction of at least ten percent in the number of Members that do not achieve the desired outcome. This can also be defined as demonstrating that an improvement measured is statistically significant with a P value of less than or equal to 0.10.

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2.81	Specialty Mental Health Provider means a person or entity who is licensed, certified or otherwise recognized or authorized under State law governing the healing arts to provide Specialty Mental Health Services and who meets the standards for participation in the Medi-Cal program. Specialty Mental Health Providers include clinics, hospital outpatient departments, certified residential treatment facilities, skilled nursing facilities, psychiatric health facilities, hospitals, and licensed mental health professionals, including psychiatrists, psychologists, licensed clinical social workers, marriage, family and child counselors, and registered nurses authorized to provide Specialty Mental Health Services.

2.82	Specialty Mental Health Services means:

1.	Rehabilitative services, which includes mental health services, medication support services, day treatment intensive, day rehabilitation, crisis intervention, crisis stabilization, adult residential treatment services, crisis residential services, and psychiatric health facility services;

2.	Psychiatric inpatient hospital services;

3.	Targeted Case Management;

4.	Psychiatrist services;

5.	Psychologist services; and

6.	EPSDT supplemental specialty mental health services.

2.83	State means the State of California.

2.84	Subcontract means a written agreement entered into by Contractor with any of the following:

a)	A provider of health care services which agrees to furnish Covered Services to Members;

b)	A Marketing organization; and

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c)	Any other organization or person(s) which agree(s) to perform any administrative function or service for Contractor specifically related to fulfilling Contractor’s obligations to the State under the terms of this Contract.

2.85	Sub-Subcontractor means a party to an agreement with a subcontractor descending from and subordinate to a Subcontract, which is entered into for the purpose of providing any goods or services connected with the obligations under this Contract.

2.86	Sustained Improvement means the organization sustains the improvements in performance for at least one year after the improvement in performance is first achieved. Sustained Improvement is documented through the continued measurement of Quality Indicators for at least one year after the performance improvement project is completed.

2.87	Third Party Liability means the responsibility of an individual or entity, other than Contractor or the Member, for the payment of all or part of the medical costs incurred because of illness, trauma, disease, or disability sustained by a Member. This liability may result from a health insurance policy, or other contractual agreement, or legal obligation, excluding tort liability.

2.88	Third Party Tort Liability means the responsibility of persons other than Contractor or the Member for payment of claims for injuries or trauma sustained by Members. This responsibility may be contractual, a legal obligation or as a result of or the fault or negligence of third parties (e.g., auto accidents or other personal injury casualty claims or workers compensation appeals).

2.89	Traditional Provider means physicians, Non-physician Medical Practitioners, pharmacies, optometrists and podiatrists who have and continue to deliver health care services to Eligible Beneficiaries. Traditional Providers can be profit or non-profit entities, publically or privately run and operated.

2.90	Turnover and Phaseout Period means the six month time period commencing on the date the Operations Period of the Contract or Contract extension ends.

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2.91	Urgent Care means the services required to prevent serious deterioration of health following the onset of an unforeseen condition or injury (i.e., sore throats, fever, minor lacerations, and some broken bones).

2.92	Utilization means the rate patterns of service usage or types of service occurring within a specified time. Inpatient Utilization is generally expressed in rates per unit of population-at-risk for a given period; e.g., the number of hospital admissions per 1,000 persons enrolled in a health maintenance organization per year.

2.93	Utilization Review means the process of evaluating the necessity, appropriateness, and efficiency of the use of medical services, procedures and facilities.

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ARTICLE 3.0 - GENERAL PROVISIONS

3.1	GOVERNING LAW

This Contract will be construed in accordance with the applicable laws of the State of California. Such applicable laws may be used as aids in interpreting this Contract. However, the parties agree that such applicable laws will not create additional contractual obligations upon DHS, unless such applicable laws are expressly incorporated into this Contract in some other Section other than Section 3.1.

3.1.1	Severance and Acquiescence

In the event any provision of this Contract shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

3.2	COMPLIANCE WITH APPLICABLE LAWS

Contractor shall comply with all federal and State statutes and regulations.

Contractor’s failure to comply with any applicable State or federal statute or regulation will be grounds for the imposition of sanctions in accordance with Article 4, Section 4.5.

The parties agree that any remedies for DHS’ non-compliance with laws not expressly incorporated into this Contract, or any covenants implied to be part of the Contract, shall not include money damages, but may include equitable remedies such as injunctive relief or specific performance.

3.2.1	Change in Statutes or Regulations

The parties recognize that during the life of this Contract, the Medi-Cal Managed Care Program will be a dynamic program requiring numerous changes to its operations and that the scope and complexity of these changes will vary widely over the life of the Contract.

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The parties agree that the development of a system that has the capability to implement such changes in an orderly and timely manner is of considerable importance.

Any provision of this Contract which is in conflict with current or future applicable State or federal statutes or regulations is hereby amended to conform to the provisions of those laws and regulations. Such amendment of the Contract shall be effective on the effective date of the statutes or regulations necessitating it, and shall be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

Failure or refusal by Contractor to comply with such an amendment shall constitute grounds for termination of this Contract in accordance with the provisions of Article 4, Subsection 4.3.1, Termination - DHS, and Article 4, Subsection 4.3.2, Termination - Contractor. The parties shall be bound by the terms of the amendment until the effective date of the termination.

3.3	AUTHORIZED REPRESENTATIVES/DELEGATION OF AUTHORITY

The Director of the Department of Health Services shall appoint a single administrator for the Contract, hereafter called the “Contracting Officer”. The Contracting Officer, on behalf of the Director, shall make all determinations and take all actions as are appropriate under this Contract, subject to the limitations of applicable federal and State laws and regulations. The Contracting Officer may delegate his/her authority to act to an authorized representative through prior written notice to Contractor.

Contractor’s Chief Executive Officer shall be Contractor’s Project Director who shall designate a single administrator, hereafter called the “Contractor’s Representative,” who shall be located at Contractor’s facility in the State of California. The Project Director may act as Contractor’s Representative. Contractor’s Representative, on behalf of Contractor, shall make all determinations and take all actions as are appropriate to implement this Contract, subject to the limitations of the Contract, federal and State laws and regulations. Contractor’s Representative may delegate his/her authority to act to an authorized representative through written notice to the Contracting Officer. Contractor’s Representative shall be empowered to legally bind Contractor to all agreements reached with the State.

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Contractor’s Representative shall be designated in writing by Contractor. Such designation shall be submitted to the Contracting Officer.

3.4	AUTHORITY OF THE STATE

Sole authority to establish, define, or determine the reasonableness, the necessity and level and scope of Covered Services under the Geographic Managed Care Program administered in this Contract or coverage for such benefits, or the eligibility of the beneficiaries or providers to participate in the Geographic Managed Care Program resides with the State.

Sole authority to establish or interpret policy and its application related to the above areas resides with the State.

Contractor may not make any limitations, exclusions, or changes in benefits or benefit coverage; any changes in definition or interpretation of benefits; or any changes in the administration of the Contract related to the scope of benefits, allowable coverage for those benefits, or eligibility of beneficiaries or providers to participate in the program, without the express, written direction or approval of the Contracting Officer.

3.5	FULFILLMENT OF OBLIGATIONS

No covenant, condition, duty, obligation, or undertaking continued or made a part of this Contract shall be waived except by written agreement of the parties hereto, and forbearance or indulgence in any other form or manner by either party in any regard whatsoever shall not constitute a waiver of the covenant, condition, duty, obligation, or undertaking to be kept, performed or discharged by the party to which the same may apply; and, until performance or satisfaction of all covenants, conditions, duties, obligations, and undertakings is complete, the other party shall have the right to invoke any remedy available under this Contract, or under law, notwithstanding such forbearance or indulgence.

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3.6	ASSIGNMENT OF CONTRACT

This Contract shall not be assigned, in whole or in part, without the express written consent of DHS and amendment of the Contract by CMAC.

3.7	AMENDMENT OF CONTRACT

Should either party during the life of this Contract desire a change in this Contract, that change shall be proposed in writing to the other party. The other party shall acknowledge receipt of the proposal within 10 calendar days of receipt of the proposal. The party proposing any such change shall have the right to withdraw the proposal any time prior to acceptance or rejection by the other party. Any proposal shall set forth a detailed explanation of the reason and basis for the proposed change and the text of the desired amendment to this Contract which would provide for the change. If the proposal is accepted, this Contract shall be amended to provide for changes mutually agreed to by the parties on the condition that the amendment is approved by DHHS, if necessary. Contractor-proposed changes shall be submitted to DHS and CMAC.

3.7.1	Informal Amendment Ineffective

It is the expressed intention of both DHS and Contractor that the terms of this totally integrated writing consisting of the Contract, standard agreement form, documents incorporated by reference and any amendments shall comprise the entire Contract which is not subject to rescission, modification, or waiver except as defined in a subsequent written instrument executed in the same manner and with the same authority. In furtherance of this agreement, the State and Contractor mutually covenant and request of any reviewing tribunal that any claim of rescission, modification, or waiver predicated upon any evidence other than a subsequent written instrument executed in the same manner and with the same authority as this writing be regarded as void.

The informal toleration by either party of defective performance of any independent covenant in this Contract shall not constitute a waiver of either the right to performance or the express conditions which have been created in this Contract.

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3.8	INTERPRETATION OF CONTRACT/CAPTIONS/WORD USAGE

This Contract is the product of mutual negotiations, and if ambiguities arise in the interpretation of this Contract, both parties shall be deemed authors of this Contract.

The captions, index, or headings in this Contract are for convenience only and in no way define, limit or describe the scope or intent of any provisions, articles, sections or clauses of this Contract.

Unless the context of this Contract clearly requires otherwise, (a) the plural and singular numbers shall each be deemed to include the other; (b) the masculine, feminine, and other neuter genders shall each be deemed to include the others; (c) “shall”, “will”, or “agrees” are mandatory, and “may” is permissive; (d) “or” is not exclusive; and (e) “includes and including” are not limiting.

3.9	SUBMISSIONS TO DHS/NOTICES

All deliverables, correspondence, notices, reports and records required under this Contract shall be in writing and shall be deemed to have been provided when mailed. All submissions to the State shall be sent to DHS, except requests to re-negotiate the Contract shall be submitted to CMAC. Required notices, records and reports shall be sent to the following addresses as appropriate:

State Department of Health Services

Medi-Cal Managed Care Division

Healthy San Diego, Geographic Managed Care Project

714 P Street, Room 1400

P.O. Box 942732

Sacramento, CA 94234-7320

Attn: Contracting Officer

Sharp Health Plan

9325 Sky Park Court, Suite 300

San Diego, CA 92123

Attention: Andrew Shogren

Government Contract Manager

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California Medical Assistance Commission

770 L Street, Suite 1000

Sacramento, California 95814

3.10	DISPUTES AND APPEALS

This Dispute and Appeals Section shall be used by Contractor as the means of seeking resolution of disputes on contractual issues.

Filing a dispute shall not preclude the State from recouping the value of the amount in dispute from Contractor or from offsetting this amount from subsequent capitation payment(s). If the amount to be recouped exceeds 25 percent of the capitation payment, amounts of up to 25 percent shall be withheld from successive capitation payments until the amount in dispute is fully recouped. If a recoupment or offset is later found to be inappropriate, the State shall repay Contractor the full amount of recoupment or offset, plus interest at the pooled money investment rate pursuant to Government Code, Section 16480 et seq.

3.10.1	Disputes/Resolution by Negotiation

DHS and Contractor agree to attempt to resolve all Contract issues by negotiation and mutual agreement at the Contracting Officer level without litigation. The parties recognize that the implementation of this policy depends on open-mindedness, and the need for both sides to present adequate supporting information on matters in question.

Before issuance of a Contracting Officer’s decision, informal discussions between the parties by individuals who have not participated substantially in the matter in dispute shall be considered by the parties in efforts to reach mutual agreement.

3.10.2	Notification of Dispute

Within 15 calendar days of the date the dispute concerning performance of this Contract arises or otherwise becomes known to Contractor, Contractor shall notify the Contracting Officer in writing of the dispute, describing the conduct (including actions, inactions, and written or oral communications) which it is disputing.

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Contractor’s Notification of Dispute shall state, on the basis of the most accurate information then available to Contractor, the following:

a)	That it has a dispute;

b)	The date, nature, and circumstances of the conduct which is the subject of the dispute, including specification of applicable Contract provisions at issue;

c)	The names, business address, phone numbers, function, and activity of each Contractor, subcontractor employee, State official or State employee involved in or who has knowledge of the conduct;

d)	The identification of any documents and the substances of any oral and written communications involved in the conduct. Copies of all identified documents shall be attached;

e)	The reason why Contractor is disputing the conduct;

f)	The cost impact to Contractor directly attributable to the alleged conduct, if any; and

g)	Contractor’s desired remedy.

The required documentation, including cost impact data, shall be carefully prepared and submitted with substantiating documentation by Contractor. This documentation shall serve as the basis for any subsequent appeal under Section 3.10.6.

Notwithstanding submission of the required notification, with supporting documentation, and the pendency of a dispute and appeal, Contractor shall diligently continue performance of this Contract, including matters identified in this Section, and shall not be excused therefrom.

3.10.3	Contracting Officer’s or Alternative Dispute Officer’s Decision

Any disputes concerning performance of this Contract shall be decided by the Contracting Officer in a written decision stating the factual basis for the decision. Alternatively pursuant to a request by Contractor, the Contracting Officer shall provide for a dispute to be decided

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by an Alternative Dispute Officer designated by the State, who is not the Contracting Officer and is not directly involved in the Medi-Cal Managed Care Program.

Within 30 calendar days of receipt of a Notification of Dispute, the decision maker, who is the Contracting Officer or the Alternative Dispute Officer, shall either render a decision or shall request additional substantiating documentation from Contractor, which in the opinion of the decision maker is sufficient to allow the rendering of a decision.

Within 30 calendar days of receipt of additional substantiating documentation requested, a decision shall be rendered by the decision maker. A copy of the decision shall be served on Contractor. The decision shall be final and conclusive unless within 30 calendar days from the date of service of that decision Contractor files a written appeal addressed to the Director, Department of Health Services, State of California. The decision shall:

a)	Find in favor of Contractor, in which case the decision maker may:

i)	countermand the earlier conduct which caused Contractor to file a dispute; or

ii)	reaffirm the conduct and, if there is a cost impact sufficient to constitute a change in obligations pursuant to the provisions contained in Article 10, Payment Provisions, direct DHS to comply with those requirements.

b)	Deny Contractor’s dispute and, where necessary, direct the manner of future conduct or performance; or

c)	Request additional substantiating documentation in the event the information in Contractor’s notification is inadequate to permit a decision to be made under a) or b) directly above, and advise Contractor as to what additional information is required, and how that information is to be furnished. Contractor shall have 30 calendar days to respond to the decision maker’s request for further information. Upon receipt of this additional requested information, the decision maker shall have 30 calendar days to respond with a decision. Failure to supply additional information required by the decision maker within the time period specified above shall constitute waiver by Contractor of all claims, actions and proceedings in accordance with Subsection 3.10.5.

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3.10.4	Contractor Duty to Perform

Pending final determination of any dispute hereunder, Contractor shall proceed diligently with the performance of this Contract and in accordance with the Contracting Officer’s or Alternate Dispute Officer’s (decision maker’s) decision.

If pursuant to an appeal under Section 3.10.6 (Appeal of Contracting Officer’s or Alternate Dispute Officer’s Decision), the Contracting Officer or Alternate Dispute Officer’s decision is reversed, the effect of the decision pursuant to Section 3.10.6 shall be retroactive to the date of the Contractor Officer’s or Alternate Dispute Officer’s decision, and Contractor shall promptly receive any benefits of such decision. DHS shall not pay interest on any amounts paid pursuant to a Contracting Officer’s or Alternate Dispute Officer’s decision or any appeal of such decision.

3.10.5	Waiver of Claims

If Contractor fails to submit a Notification of Dispute, supporting and substantiating documentation, or any additionally required information in the manner and within the time specified in the Disputes and Appeals sections, that failure shall constitute a waiver by Contractor of all claims arising out of that conduct.

3.10.6	Appeal of Contracting Officer’s or Alternate Dispute Officer’s Decision

Contractor shall have 30 calendar days following the receipt of the decision to file an appeal of the decision to the Director and make a request for a hearing to the Director. All appeals and requests for hearing shall be governed by Health and Safety Code, Section 100171, and Government Code Sections 1140 et seq., and 1150 et seq., except for those provisions of Government Code Section 100171(d)(1), relating to accusations, statements of issues, statement to respondent, and notice of defense. All appeals and requests for hearing shall be in writing and shall be filed with and addressed to DHS Office of Administrative Hearings and Appeals, 1029 J Street, Room 200, Sacramento, CA. 95814 with a copy served on and addressed to the Contracting Officer.

An appeal and a request for hearing shall be deemed filed on the date it is received by the Office of Administrative Hearings and Appeals. An appeal and request for hearing shall

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specifically set forth each issue in dispute, include Contractor’s contentions as to those issues, and the estimated amount each issue involves. However, Contractor’s appeal shall be limited to those issues raised in its Notice of Dispute filed pursuant to Section 3.10.2, (Notification of Dispute). Failure to timely appeal the decision and request a hearing shall constitute a waiver by Contractor of all claims, actions, and proceedings arising out of that conduct, in accordance with Section 3.10.5, (Waiver of Claims).

3.10.7	Exhaustion of Disputes and Appeals Procedures

Contractor shall exhaust all procedures provided for under Section 3.10. (Disputes and Appeals) prior to initiating or maintaining any other action to enforce this Contract.

3.11	INSPECTION RIGHTS

Contractor shall allow the State, including the Department of Health Services, the Department of Justice (DOJ) Bureau of Medi-Cal Fraud and the Department of Managed Health Care (DMHC), the federal government, including the Department of Health and Human Services and the Comptroller General of the United States; any other government entity which is statutorily authorized to have oversight responsibilities over the GMC program and contracts; and the successors and duly authorized representatives of the above noted entities, including DHS external quality review organization contractor, to inspect, monitor or otherwise evaluate the quality, appropriateness, and timeliness of services performed under this Contract and applicable federal and State laws and regulations, and to inspect, evaluate, and audit any and all books, records, and Facilities maintained by Contractor or subcontractor and any and all Subcontracts pertaining to these services at any time during normal business hours with or without notice and copy records as needed.

Books and records shall include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract including working papers, reports, financial records, and books of account, Medical Records, medical charts, prescription files, laboratory results, Subcontracts, management information systems and procedures and any other documentation pertaining to medical and non-medical services rendered to Members. Upon request, through the end of the records retention period specified in this Contract,

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Contractor shall furnish any record, or copy of it, to the entities specified in this Section, or their duly authorized representatives.

Staff designated by the State shall have access to all security areas and Contractor shall provide, and shall require any and all of its subcontractors to provide reasonable facilities, cooperation and assistance to State representative(s) in the performance of their duties. Access shall be undertaken in such a manner as to not unduly delay the work of Contractor and/or the subcontractor(s).

3.12	CONFIDENTIALITY OF INFORMATION

Notwithstanding any other provision of this Contract, names of persons receiving public social services are Confidential Information and are to be protected from unauthorized disclosure in accordance with Title 42, Code of Federal Regulations (CFR), Section 431.300 et seq., Section 14100.2, W&I Code, and regulations adopted thereunder. For the purpose of this Contract, all information, records, data, and data elements collected and maintained for the operation of the Contract and pertaining to individual Members shall be protected by Contractor from unauthorized disclosure.

Contractor may release Medical Records in accordance with applicable law pertaining to the release of this type of information.

3.13	DISCRIMINATION PROHIBITION

Contractor shall not discriminate against Eligible Beneficiaries because of race, color, creed, religion, ancestry, marital status, sexual orientation, national origin, age, sex, or physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 United States Code (USC), Section 2000(d), rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulations.

For purposes of this Contract, discrimination on the basis of race, color, creed, religion, ancestry, age, sex, national origin, marital status, sexual orientation, or physical or mental handicap include but are not limited to the following: denying any Eligible Beneficiary any

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Covered Service or availability of a Facility; providing to an Eligible Beneficiary any Covered Service which is different, or is provided in a different manner or at a different time from that provided to other Members under this Contract except where medically indicated; subjecting an Eligible Beneficiary to segregation or separate treatment in any manner related to the receipt of any Covered Service; restricting an Eligible Beneficiary in any way in the enjoyment of any advantage or privilege enjoyed by others receiving any Covered Service, treating an Eligible Beneficiary differently from others in determining whether he or she satisfies any admission, Enrollment, quota, eligibility, membership, or other requirement or condition which individuals must meet in order to be provided any Covered Service; the assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual orientation, or the physical or mental handicap of the participants to be served.

Contractor shall take affirmative action to ensure that Members are provided Covered Services without regard to race, color, creed, religion, sex, national origin, ancestry, age, marital status, sexual orientation, or physical or mental handicap, except where medically indicated. For the purposes of this Section, physical handicap includes the carrying of a gene which may, under some circumstances, be associated with disability in that person’s offspring, but which causes no adverse effects on the carrier. Such genes shall include, but are not limited to, Tay-Sachs trait, sickle cell trait, thalassemia trait, and X-linked hemophilia.

3.14	DISCRIMINATION COMPLAINTS

Contractor agrees that copies of all Grievances alleging discrimination against Members because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual orientation, or physical or mental handicap shall be forwarded to the State for review.

3.15	EQUAL OPPORTUNITY EMPLOYER

Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of Contractor, state that Contractor is an equal opportunity employer, and shall send to each labor union or representative of workers with which it has a collective bargaining agreement

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or other contract or understanding, a notice to be provided by the State, advising the labor union or workers’ representative of Contractor’s commitments as an equal opportunity employer. Contractor shall post copies of the notice in conspicuous places available to employees and applicants for employment.

3.16	NONDISCRIMINATION CLAUSE COMPLIANCE

During the performance of this Contract, Contractor and its subcontractors shall not unlawfully discriminate, harass, or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability, including Human Immunodeficiency Virus (HIV) and Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), mental disability, medical condition (including cancer), age (over 40), marital status, and use of family medical care leave and pregnancy disability leave. Contractor and subcontractor(s) shall insure that the evaluation and treatment of their employees and applicants for employment are free from discrimination and harassment. Contractor and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code, Section 12900 et seq. and the applicable regulations promulgated thereunder Title 2, CCR, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code, Section 12990 (a-f), set forth in Chapter 5 of Division 4, Title 2, CCR are incorporated into this Contract by reference and made a part hereof as if set forth in full. Contractor and its subcontractors shall give notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

Contractor shall include the nondiscrimination and compliance provisions of this Section in all Subcontracts under this Contract.

3.17	CONTRACTOR’S NATIONAL LABOR RELATIONS BOARD (NLRB) DECLARATION

Contractor, by signing this agreement, does swear under penalty of perjury that no more than one final unappealable finding of contempt of court by a federal court has been issued against

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Contractor within the immediately preceding two-year period because of Contractor failure to comply with an order of a federal court which orders Contractor to comply with an order of the NLRB.

3.18	OWNERSHIP/INTEREST CERTIFICATION

Contractor shall under penalty of perjury, certify that no person who has an ownership or controlling interest in Contractor’s firm, or is an agent or managing employee of Contractor, has been convicted of a criminal offense related to involvement in any program under Medi-Cal, Medicare, or Medicaid since the inception of these programs.

3.19	FINANCIAL INTEREST DISCLOSURE

Contractor shall file an annual statement with DHS disclosing any purchases or leases of services, equipment, supplies, or real property from an entity in which any of the following persons have an ownership or control interest as defined in Title 42, CFR, Section 455.01.

a)	Any person also having an ownership or control interest in Contractor,

b)	Any director, officer, partner, trustee, or employee of Contractor; or

c)	Any spouse or child of any person designated in (a) or (b) above.

3.19.1	Compliance

Contractor shall comply with federal regulations Title 42, CFR, Section 455.104 (Disclosure by providers and fiscal agents: Information on ownership and control), Title 42, CFR, Section 455.105 (Disclosure by providers: Information related to business transactions), and Title 42, CFR, Section 455.106.

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3.19.2	Disclosure Form Submittal

The disclosures required pursuant to Section 3.19 and 3.19.1 will be submitted by Contractor at the time the Contract is executed, annually with Contractor’s Certified Public Accountant (CPA) audit and Financial Statements, and within 35 calendar days of a written request from the State or 35 calendar days of any change in previously submitted information. The Fair Political Practices Commission Form 700, Statement of Economic Interest (hereinafter Form 700) based upon the Department of Health Services’ Conflict of Interest Code, may be utilized to provide the required disclosures. To the extent that the Form 700 does not provide the required disclosure information, such information must be provided separately.

3.20	CONFLICT OF INTEREST - CURRENT AND FORMER STATE EMPLOYEES

Contractor shall not utilize in the performance of this Contract any current State officer or employee in the State civil service or other appointed State official unless the employment, activity, or enterprise is required as a condition of the officer’s or employee’s regular State employment. Employee in the State civil service is defined to be any person legally holding a permanent or intermittent position in the State civil service.

Contractor shall not utilize in the performance of this Contract any former State officer or employee or other appointed official in violation of the provisions of Government Code Section 87406.

3.21	DISABLED VETERAN BUSINESS ENTERPRISES

Contractor shall comply with applicable requirements of California law relating to Disabled Veteran Business Enterprises commencing at Section 10115 of the Public Contract Code.

3.22	DRUG FREE WORKPLACE ACT OF 1990

Contractor shall comply with applicable requirements of the Drug Free Workplace Act of 1990, Government Code Section 8355.

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3.23 AMERICANS	WITH DISABILITIES ACT OF 1990 AND REHABILITATION ACT OF 1973 REQUIREMENTS

Contractor shall comply with all applicable federal requirements in Section 504 of the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990 (42 USC, Section 12100 et seq.), Title 45, CFR, Part 84 and Title 28, CFR, Part 36.

3.24	CHILD SUPPORT COMPLIANCE ACT ACKNOWLEDGMENT

By signing this Contract that exceeds $                  the Contractor acknowledges that:

a)	Contractor recognizes the importance of child and family support obligations and shall fully comply with all applicable State and federal law relating to child and family support enforcement, including, but not limited to, disclosure of information and compliance with earnings assignment orders, as provided in Chapter 8 (commencing with Section 5200) of Part 5 of Division 9 of the Family Code; and

b)	Contractor, to the best of its knowledge is fully complying with the earnings assignment orders of all employees and is providing names of all new employees to the New Hire Registry maintained by the California Employment Development Department.

c)	Questions about the New Employee Registry and reporting requirements are to be directed to the California Employment Development Department.

3.25	CONSEQUENTIAL DAMAGES

In no event shall the State be liable for any incidental, indirect, special or consequential damages, including without limitation any lost profits, lost goodwill, or lost business regardless of the form of action and even if the State has been advised of the possibility of such damages.

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ARTICLE 4.0 - TERM AND TERMINATION

4.1	CONTRACT TERM

This Contract shall become effective on August 1, 2000 and shall continue in full force and effect through July 31, 2002, subject to the provisions of Article 10, Section 10.2 and Article 4, Subsections 4.3.3, and 4.1.1 because the State has not yet appropriated funds available for encumbrance to cover costs of the program.

4.1.1	Contract Extension

DHS will have the exclusive option to extend the term of the Contract during the last twelve (12) months of the Contract, as determined by the original termination date or by a new termination date if an extension has been exercised. DHS may invoke up to three (3) separate extensions of two (2) years each. Contractor will be given at least nine (9) months of prior written notice of DHS’ decision on whether or not it will exercise this option to extend the Contract.

The Contractor will notify DHS of its intent to accept or reject the extension within ten (10) State working days of the receipt of the notice from DHS.

4.2	TERMINATION OF COVERED SERVICE OBLIGATIONS

All obligations to provide Covered Services under this Contract shall automatically terminate on the effective date of any termination of this Contract pursuant to this Article or upon expiration of the term of this Contract. Contractor shall be responsible for providing Covered Services to Members until the termination or expiration of the Contract and shall remain liable for the processing and payment of invoices and statements for Covered Services provided to Members prior to that expiration or termination, during Turnover and Phaseout Period.

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4.2.1	Turnover Requirements

Upon request by the Member, Contractor shall assist the Member in the orderly transfer of Member’s medical care. In doing this, Contractor shall make available to the provider of the Member copies of Medical Records, patient files, and any other pertinent information, including information maintained by any subcontractor, necessary for efficient Medical Case Management of Members. In no circumstances shall a Member be billed for this service.

4.2.2	Phaseout Requirements

Phaseout for this Contract shall consist of the processing, payment, monetary and reporting reconciliation(s) necessary regarding claims for payment for Covered Services. Contractor shall remain liable for the processing and payment of invoices and other claims for payment for Covered Services and other services provided to Members pursuant to this Contract prior to the expiration or termination of the Contract. Contractor shall submit to the State all reports required in Article 7, for the period from the last submitted report through the expiration or termination date.

All data and information provided by Contractor during Phaseout Period shall be accompanied by letter, signed by the responsible authority, certifying, under penalty of perjury, to the accuracy and completeness of the materials supplied.

4.2.3	Turnover and Phaseout Period

Turnover and Phaseout related activities are non-payable activities.

4.3	TERMINATION

4.3.1	Termination - DHS

DHS may terminate the Contract under the following circumstances:

a)	For good cause shown at any time, by giving written notice to Contractor at least 30 calendar days prior to the effective date of termination. Good cause includes failure to comply with applicable federal or State statues, regulations or any of the terms of this Contract.

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b)	At the time DHS notifies Contractor of the intent to terminate the Contract under paragraph a), DHS shall notify Members enrolled with Contractor of the pending termination and give them an opportunity to disenroll immediately without cause.

c)	Pursuant to Welfare and Institutions Code Section 14304 and Title 22, CCR, Section 53352, if Contractor requests a hearing within five days after receipt of the notice of intention to terminate, a public hearing shall be held 30 days after receipt of the notice by Contractor. The proceedings to terminate the Contract shall be governed by the provisions of the Health and Safety Code, Section 100171. DHS shall assign an administrative law judge who shall provide a written recommendation to DHS on the termination of the Contract within 30 days after the conclusion of the hearing.

4.3.2	Termination - Contractor

Contractor may terminate the Contract for good cause shown at any time by giving written notice to DHS to that effect, stating the reasons for the termination. The termination shall become effective on the last day of the second calendar month following the month in which notice of termination was given.

4.3.3	Mandatory Termination

DHS shall terminate this Contract in the event that:

a)	The Secretary, DHHS, makes a final determination following any administrative appeals that Contractor does not meet the requirements for participation in the Medicaid program, Title XIX of the Social Security Act;

b)	The Department of Managed Health Care makes a final determination, following any administrative appeals, that Contractor no longer qualifies for licensure under the Knox-Keene Health Care Service Plan Act; or

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c)	Congress does not appropriate sufficient funds for the program.

Under these circumstances, termination of the Contract shall be effective on the last day of the month when these events occur. Termination under this Section does not relieve Contractor of its obligations under Section 4.2.1 Turnover Requirements and Section 4.2.2 Phaseout Requirements.

4.3.4	Termination - Without Cause

DHS or Contractor may terminate this Contract without cause with 90 calendar days written notice to the other party.

4.4	NOTICE TO MEMBERS OF TRANSFER OF CARE

DHS or its designated representative shall notify Members about their medical benefits and available options no later than 60 calendar days prior to the termination or expiration of the Contract.

4.5	SANCTIONS

In the event DHS finds Contractor non-compliant with the standards and requirements prescribed in this Contract, governing statutes or regulations, or for other good cause shown, DHS may impose sanctions provided in Welfare and Institutions Code, Section 14304 and Title 22, California Code of Regulations, Section 53350. DHS may require Contractor to ensure that providers or subcontractors cease activities which include, but are not limited to, referrals, assignment of Eligible Beneficiaries, and reporting, until new activities are approved by DHS and DHS determines that Contractor is again in compliance.

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ARTICLE 5.0 - POLICIES, PROTOCOLS AND STANDARDS

5.1	OPERATIONAL POLICIES

The parties acknowledge that Contractor has participated in the Healthy San Diego GMC Program pursuant to operational policies previously submitted to and/or approved by the State. During the term of this Contract either Contractor or State may request review or amendment of existing operational policies to reflect changes in statutes or regulations and methods and manner of delivery of managed care. The State will make its best efforts to review and accept or reject operational policies in writing within 60 days of receipt. The State may request additional information if needed. If such additional information is received, then the State will attempt to complete its review within 60 days of receipt of the additional information. If such materials are rejected, the State will specify the reasons therefore and the specific changes required for State approval. If Contractor does not have formal, written approval from the State for operational policies, Contractor implements or uses such policies at its own risk. These operational policies consist of a written document, consistent with the requirements of the Contract, describing in detail satisfactory to the State the following:

a)	The manner and method by which Contractor will provide Primary Care and physician specialty services, inpatient and emergency room services, drugs, out-of-county care, health education services, all other services covered by this Contract, and the manner in which continuity of care will be assured, and identification of the additions to services currently provided to Eligible Beneficiaries in FFS Medi-Cal;

b)	All requirements, and/or limitations, on provider participation in the GMC pilot project;

c)	All limitations on the Eligible Beneficiary’s freedom to choose, or change, a health care provider;

d)	The manner and method of provider reimbursement, including the use of risk pools, FFS, negotiated Contract rates, sharing of savings;

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e)	Member rights and the Grievance procedure;

f)	The manner and method of Contractor’s Quality Improvement Plan;

g)	The plan to administer the program, including a general description of the requirements of the claims processing/management information system; and

h)	The system for providing culturally competent services.

5.2	AMENDMENTS TO OPERATIONAL POLICIES

Contractor, at any time, may propose an amendment to its operational policies. The State will make its best efforts to review and accept or reject in writing any proposed amendments within 60 calendar days of receipt. The State may request additional information if needed. If such additional information is received, then the State will attempt to complete its review within 60 days of receipt of the additional information. If Contractor does not have formal, written approval from the State, Contractor implements or uses such operational policies at its own risk.

5.3	COMPLIANCE WITH OPERATIONAL POLICIES

Contractor shall operate the county-wide organized health delivery system pursuant to the operational policies, and any subsequent amendments, approved by the State, and all Subcontracts and operational protocols submitted to the State shall be consistent with those policies.

5.4	OPERATIONAL PROTOCOLS/OBTAINING STATE APPROVAL

All operational protocols required by this Contract shall be submitted to the State for prior written approval. The State will make its best efforts to review and accept or reject materials submitted within 60 calendar days of receipt. The State may request additional information if needed. If such additional information is received, then the State will attempt to complete

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its review within 60 days of the receipt of additional information. If Contractor does not have formal, written approval from the State, Contractor implements or uses such operational protocols at its own risk.

Operational protocols refers to any document, plan, or report, other than the operational policies, which is required by this Contract, including but not limited to information concerning:

a)	Provider network for Covered Services, except for providers of seldom used or unusual services as determined by the State;

b)	Facilities;

c)	Marketing activities;

d)	Marketing materials, promotional materials, and public information releases relating to performance under this Contract; Member service guides; Member newsletters; and provider claim forms unique to the Contract;

e)	Member Grievance procedure;

f)	Member disenrollment procedure; and

g)	Grievance forms.

Revisions to these items must be submitted to the State for prior written approval.

5.5	COMPLIANCE WITH PROTOCOLS

Contractor shall develop and provide the State with the policies, protocols, procedures and standards specific to and necessary to ensure Contractor’s compliance with the provisions and requirements of this Contract. Contractor shall implement and comply with these policies, protocols, procedures and standards within 30 calendar days of written State approval. All subsequent revisions thereof shall be approved in writing by the State and

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implemented by Contractor within 30 calendar days of such approval. Contractor shall not implement protocols, procedures or revisions thereof prior to written approval by the State.

5.6	LICENSE AND CERTIFICATION STANDARDS

The following standards for licensure and certification of providers and facilities are the minimum acceptable standards under this Contract.

5.6.1	Providers

Each provider who delivers Covered Services to Members shall be eligible for participation in the Medi-Cal program and shall meet applicable requirements established under Titles VIII and XIX of the Social Services Act unless exempted from these provisions. All providers of Covered Services shall be qualified in accordance with current applicable legal, professional, and technical standards and appropriately licensed, certified or registered. Providers treating Members with Hansen’s disease and/or active tuberculocis shall be approved by the LHD.

5.6.2	Facilities

Facilities used by Contractor for providing Covered Services shall comply with the provisions of Title 22, CCR, Section 53230.

5.6.3	Laboratories

Contractor shall ensure that each laboratory used by Contractor or Contractor’s subcontractor(s) to provide services under this Contract comply with federal and State laws.

Contractor shall ensure that each location used for testing or examination of materials derived from the human body for the purpose of providing information for the diagnosis, prevention, treatment or assessment of any disease, impairment, or health of a human have in effect:

a)	Current, unrevoked or unsuspended certificate for provider-performed microscopy procedures, certificate of accreditation, certificate of registration or certificate of waiver issued under the requirements of Title 42, USC, Section 263a and the regulations adopted thereunder and found at Title 42, CFR, Subpart A, Section 493.1 et seq.; and either

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i)	A current, unrevoked or unsuspended license or registration issued under the requirements of Chapter 3 (commencing with Section 1200) of Division 2 of the California Business and Professions Code and the regulations adopted thereunder; or

ii)	Be operated in conformity with Chapter 7 (commencing with Section 1000) of Division 1 of the Health and Safety Code and the regulations adopted thereunder.

b)	Any laboratory that does not comply with the appropriate federal and State law is not eligible for participation in, or reimbursement from, the Medicare or Medi-Cal programs.

5.7	PREVENTIVE CARE STANDARDS

The following standards and guidelines for Preventive Care are the minimum acceptable standards for provision of Covered Services to Members under this Contract. These standards serve as a baseline for assessment against which care actually delivered will be compared.

5.7.1	Pediatrics

For pediatric care, minimum acceptable standards for periodic health screen schedules are based on the most recent recommendations of the American Academy of Pediatrics (AAP). Immunization schedules based on recommendations of either the Advisory Committee on Immunization Practices or the AAP shall be acceptable.

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5.7.2	Obstetrics

For obstetric care, minimum standards are based on recommendations of the American College of Obstetrics and Gynecology (ACOG). Contractors axe further required to provide risk assessment and interventions consistent with Comprehensive Perinatal Services Program (CPSP) requirements as specified in Title 22, CCR, Sections 51348 and 51348.1.

5.7.3	Adult Preventive Care

For adult Preventive Care, minimum acceptable standards are the guidelines established in the Report of the United States Preventive Services Task Force.

5.7.4	Tuberculosis

For care and treatment of Members with tuberculosis (TB), the guidelines recommended by the American Thoracic Society and Center for Disease Control are the minimum acceptable standards.

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ARTICLE 6.0 - ENROLLMENT AND DISENROLLMENT

6.1	ENROLLMENT

Eligible Beneficiaries residing within San Diego County may be enrolled at any time during the term of the Contract. All Eligible Beneficiaries shall be accepted by Contractor up to the limits of Contractor’s Enrollment capacity approved by DHS pursuant to Section 6.2. Contractor shall accept Eligible Beneficiaries without regard to physical or mental condition, age, sex, race, religion, creed, color, national origin, marital status, sexual orientation or ancestry.

6.1.1	Assignment of Eligible Beneficiaries

If an Eligible Beneficiary fails to timely choose a health plan, the DHS’ Enrollment contractor shall notify the Eligible Beneficiary in writing of the plan in which the Eligible Beneficiary will be enrolled. If, at any time, an Eligible Beneficiary notifies DHS or DHS’ Enrollment contractor of a health plan choice, such choice shall override the Eligible Beneficiary assignment to a health plan except if disenrollment of the Eligible Beneficiary is restricted under Section 6.6.1.

6.2	ENROLLMENT CAPACITY

Contractor’s maximum Enrollment capacity under this Contract shall not exceed 100,000.

6.3	ENROLLMENT LIMITATION

Enrollment may proceed to the plan’s Enrollment capacity unless limited by DHS. Such limitations will be defined in writing and Contractor notified at least 10 calendar days prior to the start of the period of limitation. Release of limitations will be in writing and transmitted to Contractor at least 10 calendar days prior to the date of the release.

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6.4	COVERAGE

Member coverage will begin at 12:01 a.m. on the first day of the calendar month for which the Eligible Beneficiary’s name is added to the approval list of beneficiaries furnished by the State to Contractor. The term of membership will continue indefinitely unless this Contract expires, is terminated, or the Member is disenrolled under the conditions described in this Article.

6.4.1	Newborn Child Coverage

Contractor shall provide Covered Services to a Newborn Child of a Member for the calendar month of birth and the calendar month following the month of birth. For a child born in the month immediately preceding the mother’s membership, Contractor shall provide Covered Services to the child during the mother’s first month of Enrollment. No additional capitation payment shall be made to Contractor by DHS.

6.5	PARTICIPATION IN ENROLLMENT PROGRAM

Contractor shall cooperate and participate in the State program by providing DHS’ Enrollment contractor Marketing materials, evidence of coverage and disclosure forms, Member services guide, list of network providers, linguistic and cultural capabilities of Contractor and other information deemed necessary by the State to assist Eligible Beneficiaries in making an informed choice of health plan.

6.6	DISENROLLMENT

The Health Care Options (HCO) Enrollment contractor will process a Member disenrollment subject to approval by DHS, in accordance with the provisions of Title 22, CCR, Section 53925.5.

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6.6.1	Restricted Disenrollment

To the extent allowed under State and federal law, if DHS directs the Enrollment contractor and notifies Contractor in writing, newly enrolled Members shall be restricted from disenrolling from Contractor during the nine month period beginning 90 days after the Member is notified of Enrollment and continuing through the twelfth month of initial Enrollment. Members may disenroll for cause at any time. Members shall be allowed to disenroll without cause during the first 90 days after the Member is notified of Enrollment and during an unrestricted disenrollment period at least once every 12 months after initial Enrollment pursuant to Subsection 6.6.2(a).

6.6.2	Mandatory Disenrollment

Disenrollment of a Member is mandatory when:

a)	The Member requests disenrollment, and the request is not during any restricted disenrollment period for the Member;

b)	The Member’s eligibility for Enrollment with Contractor is terminated or eligibility for Medi-Cal is ended, including the death of the Eligible Beneficiary;

c)	Enrollment was in violation of Title 22, CCR, Sections 53400, 53921, 53921.5, 53922, or 53402, or requirements of this Contract regarding Marketing, and the State or Member requests disenrollment;

d)	Disenrollment is requested in accordance with W&I Code Section 14303.1 or 14303.2;

e)	There is a change of a Member’s place of residence to outside Contractor’s Service Area;

f)	It is determined that the Member is enrolled as a commercial or Medicare beneficiary of an HMO; or

g)	Disenrollment is based on the circumstances described in Section 6.7.

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6.6.3	Effective Date of Disenrollment

Disenrollment will become effective on the first day of the second month following receipt by DHS of all documentation necessary, as determined by DHS, to process the disenrollment, provided disenrollment was requested at least 30 calendar days prior to that date, except for disenrollment pursuant to Subsection 6.7.1, for which disenrollment will be effective the beginning of the month in which a transplant is approved.

Except as provided in Section 6.4, Enrollment shall cease no later than midnight on the last day of the second calendar month in which the Member’s disenrollment request and all required supporting documentation are received by DHS. On the first day after membership ceases, Contractor is relieved of all obligations to provide Covered Services to the Eligible Beneficiary under the terms of this Contract. Contractor agrees in turn to return to the State any capitation payment forwarded to Contractor for persons no longer enrolled under this Contract.

6.6.4	Contractor Initiated Disenrollment

Contractor may recommend to the State the disenrollment of any Member in the event of a breakdown in the “doctor-patient relationship” which makes it impossible for Contractor’s Contracting Providers to render services adequately to a Member. Except in cases of violent behavior or fraud, Contractor shall make a significant effort to resolve the problem with the Member through avenues such as reassignment of PCP, education, or referral to services (such as mental health or substance abuse programs), before requesting a Contractor-initiated disenrollment. In cases of Contractor-initiated disenrollment, Contractor must submit to the State a written request for disenrollment with supporting documentation based on the breakdown of Contractor Member relationship. Contractor-initiated disenrollments must be prior approved by DHS and will be considered only under the following circumstances:

.1	Verbal Abuse

Member is repeatedly verbally abusive to the Contracting Providers, ancillary or administrative staff, subcontractor staff or to other plan Members;

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.2	Physical Abuse

Member physically assaults a Contracting Provider or staff person, subcontractor staff person, or other Member, or threatens another individual with a weapon on Contractor’s premises. In this instance, Contractor or subcontractor will file a police report and file charges against the Member;

.3	Disruptive Behavior

Member is disruptive to Contractor operations, in general;

.4	Habitual Use of Non-Network Providers

Member habitually uses providers not affiliated with Contractor for non-emergency services without required authorizations (causing Contractor to be subjected to repeated provider demands for payment for those services or other demonstrable degradation in Contractor’s relations with community providers);

.5	Fraudulent Use of Medi-Cal Coverage

Member has allowed the fraudulent use of Medi-Cal coverage under the plan, which includes allowing others to use the Member’s plan membership card to receive services from Contractor; or

.6	Noncompliance with Prescribed Treatment

A Member’s failure to follow prescribed treatment (including failure to keep established medical appointment) will not, in and of itself, be good cause for the approval by DHS of a Contractor-initiated disenrollment request unless Contractor can demonstrate to DHS that, as a result of the failure, Contractor is exposed to a substantially greater and unforeseeable risk than that otherwise contemplated under the Contract and rate negotiations.

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6.6.5	Procedure for Contractor Initiated Disenrollment

A formal procedure for Contractor-initiated disenrollments shall be established by Contractor and approved by DHS. As a part of the procedure, Contractor must document problem resolution efforts described in Section 6.6.4. Also, the Member will be notified in writing by Contractor of the intent to disenroll the Member for cause and allowed a period of no less than 20 calendar days to respond to the proposed action.

.1	Contractor Written Request for Disenrollment

Contractor must submit a written request for disenrollment and the documentation supporting the request to DHS for approval. The supporting documentation must establish the pattern of behavior and Contractor’s efforts to resolve the problem.

.2	DHS Review of Request

DHS will review the request and render a decision in writing within 10 working days of receipt of a Contractor request and necessary documentation.

a)	If Contractor-initiated request for disenrollment is approved, DHS will submit the disenrollment request to the Enrollment contractor for processing. Contractor shall be notified by DHS of the decision, and if the request is granted, will be notified by the Enrollment contractor of the effective date of the disenrollment.

.3	Contractor Notice to Member

Contractor shall notify the Member of the disenrollment for cause if DHS grants Contractor-initiated request for disenrollment.

.4	Continuation of Coverage Until Disenrollment

Contractor shall continue to provide Covered Services to the Member until the effective date of the disenrollment.

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6.6.6	Procedure For Member Initiated Disenrollment

Contractor shall implement and maintain procedures to ensure that Contractor’s Member Services’ telephone number is readily available at all Service Sites and that Members requesting disenrollment or information regarding the disenrollment process are immediately referred to the Enrollment contractor.

6.7	CIRCUMSTANCES UNDER WHICH MEMBER IS DISENROLLED FOR SERVICE EXCLUSION

6.7.1	Major Organ Transplants

Major organ transplant procedures are not Covered Services under the Contract. If the transplant center physician considers the Member to be a suitable candidate, Contractor shall initiate disenrollment of a Member who requires a bone marrow transplant, heart transplant, liver transplant, heart-lung transplant, lung transplant, combined liver and kidney transplant or combined small bowel and liver transplant or any new transplant approved by DHS as a Medi-Cal benefit when all of the following has occurred:

a)	Contractor’s referral of the Member to a Medi-Cal approved organ transplant center;

b)	Submission of a Prior Authorization Request by the Contractor to either the Medi- Cal Field Office (for adults) or the California Children Services (CCS) Program (for children) for approval;

c)	Concurrence by transplant center, supported by clinical evaluation, that the Member is a candidate for an organ transplant; and

d)	Transplant authorization by either DHS’ Medi-Cal Field Office (for adults) or the CCS Program (for children).

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.1	Effective Date of Disenrollment

Upon disenrollment, Contractor shall ensure continuity of care by transferring all of the Member’s medical documentation to the transplant physician. The effective date of the disenrollment will be retroactive to the beginning of the month in which the transplant is approved. All services provided during this month will be billed FFS.

.2	Continued Member Enrollment

If the Member is evaluated and determined not to be a candidate for a major organ transplant or the State denies authorization for a transplant, the Member will not be disenrolled. The cost of the evaluation and responsibility for the continuing treatment of the Member will remain with Contractor.

6.7.2	Waiver Programs

Contractor shall initiate disenrollment for the Member if the Member elects to join any of the following waiver programs identified in Section 2.21 b), In-Home Medi-Cal Waiver Program, Skilled Nursing Facility Waiver Program; the Model Waiver Program; the agency administering the waiver program concurs with Contractor’s assessment of the Member; and there is available placement in the waiver program. Contractor shall follow this procedure:

a)	Identify and refer Members to the appropriate waiver program;

b)	Seek concurrence from the waiver program; and

c)	Upon the Member’s acceptance into waiver program provide documentation to ensure the Member’s orderly transfer to the Medi-Cal FFS program.

If the Member does not meet the criteria for the waiver program, or if the placement is not available, the Member will not be disenrolled and Contractor shall continue Medical Case Management and provide all Medically Necessary Covered Services to the Member.

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6.7.3	Long Term Care

Contractor shall assess Members’ projected lengths of stay upon admission to skilled nursing facilities, subacute facilities, pediatric subacute facilities, or intermediate care. If the Member will require long term care, care in the Facility for longer than the month of admission plus one month, Contractor shall submit a disenrollment request for the Member to the State for approval according to the following procedures:

a)	Contractor shall provide all Medically Necessary Covered Services to the Member until the disenrollment is effective.

b)	An approved disenrollment request will become effective the first day of the second month following the month of the Member’s admission to the facility, provided Contractor submitted the disenrollment request at least 30 calendar days prior to that date. If Contractor submitted the disenrollment request less than 30 calendar days prior to that date, disenrollment will be effective the first day of the month that begins at least 30 calendar days after submission of the disenrollment request.

c)	Upon disenrollment, Contractor shall ensure the Member’s orderly transfer from Contractor to the Medi-Cal FFS program.

6.7.4	Members Requiring Hospice Services Not Disenrolled

Election of hospice services as described in Title 22, CCR, Section 51349, does not affect the Member’s eligibility for Enrollment under the Contract. Hospice services are Covered Services under the Contract and are not long term care services regardless of the Member’s expected or actual length of stay in a nursing facility.

6.8	MARKETING ACTIVITIES

Contractor shall not conduct Marketing activities without prior written approval of its Marketing plan from DHS. Contractor shall comply with the most recent version of the DHS Managed Care Health Plan Marketing Manual in conducting Marketing activities.

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6.8.1	Marketing Plan

Contractor will implement and maintain a Marketing plan approved by DHS prior to its implementation. Conducting door-to-door, telephone or other cold call Marketing is strictly prohibited. Contractor shall not offer cash or other incentives to Medi-Cal Eligible Beneficiaries to induce them to enroll.

6.8.2	Certification of Marketing Representatives

Contractor shall ensure that any office staff of a provider whose primary duties are Marketing, are certified as Marketing Representatives.

.1	Marketing Representatives

Contractor shall comply with the requirements of Title 22, CCR, Sections 53920 and 53920.5 and ensure that:

a)	Marketing Representatives comply with all State and federal laws and regulations regarding Marketing;

b)	All Marketing Representatives including supervisors, have satisfactorily completed Contractor’s Marketing orientation, training program and the State Marketing Representative Certification Examination prior to engaging in Marketing activities on behalf of Contractor;

c)	Marketing Representative shall not provide Marketing services on behalf of more than one Contractor; and

d)	Marketing Representatives shall not engage in Marketing practices that discriminate against an Eligible Beneficiary because of race, creed, age, color, sex, religion, national origin, ancestry, marital status, sexual orientation, physical or mental handicap, or health status.

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6.9	LIABILITY

The Marketing Representative is responsible for all Marketing activity conducted on behalf of Contractor. Contractor shall be held liable for any and all violations by Marketing Representatives.

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ARTICLE 7.0 - SERVICE DELIVERY REQUIREMENTS

7.1	SCOPE OF SERVICE/CONTRACTOR RISK IN PROVIDING SERVICES

Contractor shall provide or arrange and pay for all Medically Necessary Covered Services including Medical Case Management services under the Contract. Covered Services are those services set forth in Title 22, CCR, Chapter 3, Article 4, beginning with Section 51301, and Title 17, CCR, Division 1, Chapter 4, Subchapter 13, beginning with Section 6840, unless otherwise specifically excluded under the terms of this Contract. Contractor shall ensure that the medical necessity of Covered Services is determined through Utilization control procedures established in accordance with Sections 8.10.2, Pre-Authorization/Review Procedures, and 8.10.3, Exceptions to Prior Authorization Requirement, unless specific Utilization control requirements are included as terms of the Contract under sections applicable to specific services. However, no Utilization control procedure, or any other policy or procedure used by Contractor, shall limit services Contractor is required to provide under this Contract.

7.1.1	Continuity of Care and Case Management

In providing or arranging for the provision of Covered Services, Contractor shall:

.1	Health Assessment

Develop, implement, and maintain procedures for the performance of an initial health assessment for each Member within 120 calendar days of Enrollment.

.2	Referrals and Follow-Up Care

Develop, implement, and maintain an adequate system for tracking all referrals and follow-up care.

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.3	Coordination of Care

Maintain procedures for monitoring and measuring the coordination of care provided to the Members in all settings, including, but not limited to, coordination of discharge planning from inpatient Facilities and coordination of all Medically Necessary services both within and outside Contractor’s provider network.

.4	Missed/Broken Appointments

Implement and maintain policies and procedures to follow-up on missed/broken appointments.

.5	Continuity of Care

Ensure continuity of care from the Ambulatory Care setting to the inpatient care setting and all other care settings as needed.

.6	Standing Referrals to a Specialist or Specialty Care Center

Implement and maintain policies and procedures to comply with the requirements of Section 1374.16 of the Health and Safety Code.

.7	Continuation of Care with Terminated Providers

Implement and maintain policies and procedures to assure continuation of care for enrollees with terminated providers in a manner consistent with the requirements of Section 1373.96 of the Health and Safety Code.

7.2	NETWORK CAPACITY/COMPOSITION

Contractor shall maintain an adequate number of inpatient Facilities; Service Locations; Service Sites; and professional, allied, specialist and supportive paramedical personnel within its network to provide Covered Services to Members in San Diego County.

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Contractor shall increase the capacity of the network as necessary to accommodate Enrollment growth beyond the State-approved Enrollment capacity.

Contractor shall ensure that the composition of the provider network meets the ethnic, cultural, and linguistic needs of Contractor’s Members on a continuous basis.

7.2.1	Adequate Facilities and Personnel

Contractor shall demonstrate the continuous availability and accessibility of adequate numbers of institutional Facilities; Service Locations; Service Sites; and professional, allied, and supportive paramedical personnel to provide Covered Services including the provision of all medical care necessary under emergency circumstances on a 24-hours-a-day, seven-days-a-week basis. Contractor shall ensure that a plan physician is available 24-hours-a-day for timely authorization of Medically Necessary care and to coordinate transfer of stabilized Members in the emergency department, if necessary. Contractor shall have as a minimum a designated Emergency Services Facility, providing care on a 24-hours-a-day, seven-days-a-week basis. This designated Emergency Services Facility will have one or more physicians and one nurse on duty in the Facility at all times.

7.2.2	Primary Care Physician (PCP)

Contractor shall maintain a network of PCPs which are located within 30 minutes or 10 miles of a Member’s residence unless Contractor has a State approved alternative time and distance standard to ensure that each new Member has an appropriate and available PCP. Contractor shall ensure that each Member has a PCP or, if selected by the Member, a Non Physician Medical Practitioner who is available and physically present at the service site for sufficient time to ensure access for the assigned Member upon request by the Member or when medically required and to personally case manage the Member on an on-going basis.

.1	Primary Care Physician Selection

Contractor shall provide each new Member an opportunity to select a PCP within the first 30 calendar days of Enrollment. If Contractor’s provider network includes Non Physician Medical Practitioners, the Member may select such a provider within 30 calendar days of Enrollment to provide Primary Care services. Contractor shall

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ensure that the Member who selects a Non Physician Medical Practitioner is also assigned to a Primary Care Physician who is responsible for the medical coordination of the Member’s care and serves in a consultative, collaborative or supervisory relationship to the Non Physician Medical Practitioner consistent with federal and State statutes and regulations. Contractor shall ensure that Members are allowed to change a PCP or Non Physician Medical Practitioner, upon request, by selecting a different PCP or from Non Physician Medical Practitioner from Contractor’s network of providers. Contractor shall provide the Eligible Beneficiary sufficient information (verbal and written) in the appropriate language and reading level about the selection process and the available providers in the network to ensure the ability to make an informed decision.

a)	Disclosures

Contractor will disclose to affected Members any reasons for which their selection or change in PCPs cannot be made.

.2	Primary Care Physician Assignment

If the Eligible Beneficiary does not select a physician or Non Physician Medical Practitioner to provide Primary Care within 30 calendar days of the effective date of Enrollment, Contractor shall assign that Eligible Beneficiary to a PCP and notify the Eligible Beneficiary and the assigned PCP no later than 40 calendar days after the Eligible Beneficiary’s Enrollment. Contractor shall ensure that adverse selection does not occur during the assignment process of Eligible Beneficiaries to Contracting Providers.

a)	Continuity of Care

Contractor shall ensure that Members with an established relationship with a provider in Contractor’s network, who have expressed a desire to continue their patient/provider relationship, are assigned to that provider without disruption in their care.

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7.2.3	Specialists

Contractor shall maintain adequate numbers and types of specialists within the network through staffing, subcontracting or referral to accommodate Members’ need for specialty care. Contractor shall provide a recording/tracking mechanism for each authorized, denied, or modified referral. In addition, Contractor shall offer second opinions by specialists to any Member upon request.

7.2.4	Provider - To - Member Ratios

Contractor shall ensure compliance with Title 10, CCR, Section 1300.67.2, Accessibility of Services.

.1	Contractor shall ensure that networks continuously satisfy the following full time equivalent provider to Member ratios:

a) Primary Care Physicians	1:2,000

b) Total Physicians	1:1,200

.2	If Non Physician Medical Practitioners are included in Contractor’s provider network, each individual Non Physician Medical Practitioner will not exceed a full-time equivalent Non Physician Medical Practitioner provider/patient caseload of one provider per 1,000 patients; 1:1,000:

a)	Contractor shall ensure compliance with Title 22, CCR, Sections 51240 and 51241 in utilizing Non Physician Medical Practitioners.

.3	An alternative mechanism may be provided by Contractor to demonstrate an adequate ratio of physicians to Members. DHS must approve any alternative mechanism prior to plan implementation.

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7.2.5	Safety-net and Traditional Providers Participation

Contractor shall ensure the participation and broad representation of Traditional and Safety-net Providers within San Diego County.

7.2.6	Report of Changes in Network

Contractor shall submit to the State on a quarterly basis, 30 calendar days following the end of the reporting quarter, in a format specified by the State, a report summarizing changes in the provider network. The report will identify provider deletions and additions and the resulting impact to:

a)	Geographic access for the Members;

b)	Cultural and linguistic services;

c)	The percentage of Safety-net Providers and Traditional Providers;

d)	The ethnic composition of providers; and

e)	The number of Members assigned to PCPs and the percentage of Members assigned to Safety-net and Traditional Providers.

7.3	SPECIFIED SERVICES

7.3.1	Pharmaceutical Services and Prescribed Drugs

Contractor shall provide pharmaceutical services and prescribed drugs, either directly or through Subcontracts, in accordance with all laws and regulations regarding the provision of pharmaceutical services and prescription drugs to Medi-Cal beneficiaries, including, but not limited to, Title 22, CCR, Section 53912. At a minimum, such pharmaceutical services and drugs shall be available to Members during Service Site hours. A sufficient quantity of drugs shall be provided to a Member to last until the Member can reasonably be expected to

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have a prescription filled when drugs are provided to a Member under emergency circumstances.

7.3.2	Vision Care Services

Contractor shall ensure a vision care services system, consistent with good professional practice, which provides that a Member may be seen initially by either of the following:

a)	An optometrist or an ophthalmologist; or

b)	A PCP before referral to an optometrist or an ophthalmologist.

Contractor shall provide ophthalmic lenses in accordance with Subsection 7.6.5.

7.3.3	Inpatient Care

Contractor shall provide acute inpatient services to Members in accordance with Title 10, CCR, Section 1300.67(b).

Contractor shall implement and maintain procedures to monitor Quality of Care provided to Members in inpatient Facilities. If Contractor delegates the Quality Improvement functions to hospitals, Contractor shall maintain procedures to monitor the delegated function, including review of services provided by its physicians within the hospital.

7.3.4	Long Term Care

Contractor shall ensure that Members, other than Members requesting hospice services, in need of nursing facility services are placed in facilities providing the appropriate level of care commensurate with the Member’s medical needs. These facilities include skilled nursing facilities, subacute facilities, pediatric subacute facilities, or intermediate care. Contractor shall base decisions on the appropriate level of care in accordance with the definitions set forth in Title 22, CCR, Sections 51118, 51120, 51120.5, 51121, 51124.5, and 51124.6 and the criteria for admission set forth in Title 22, CCR, Sections 51335, 51335.5, 51335.6 and 51334 and related Sections of the Manual of Criteria for Medi-Cal Authorization referenced in Title 22, CCR, Section 51003 (e).

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7.4	PREVENTIVE SERVICES

In providing and arranging for Covered Services for Members, Contractor shall include, as a minimum, the following clinical preventive services.

7.4.1	Initial Health Assessment

Contractor shall schedule and provide an initial health assessment (complete history and physical examination) to Members age 21 years of age and older within 120 calendar days of the date of Enrollment, unless the Member’s Primary Care provider determines that the Member’s Medical Record contains complete and current information to allow for assessment of the Member’s health status and health risk in accordance with the assessment requirements below. For Members 21 years and older, the initial health assessment shall follow the guidelines required by Section 7.4.4 and include a discussion of appropriate preventive measures and arrangement for follow-up appointments. For Members under the age of 21 years, the initial health assessment shall follow the requirements of Health and Safety Code (H&S), Sections 124025, et seq., and Title 17, CCR, Sections 6840 through 6850, except that Contractor shall follow the most recent periodicity schedule recommended by the American Academy of Pediatrics (AAP). If the Member fails to keep the scheduled appointment, Contractor shall recontact the Member in accordance with the procedures for follow-up on missed appointments.

7.4.2	Child Health And Disability Prevention Program Services (CHDP)

Contractor shall maintain and operate a system which ensures the provision of CHDP services to Members under the age of 21 years in accordance with the applicable provisions of the H&S Code, Section 124025 et seq. and Title 17, CCR, Section 6840 through 6850, except that Contractor shall follow the most recent periodicity schedule recommended by the American Academy of Pediatrics (AAP). The system shall include the following components:

.1	Initial health assessments;

.2	Notification, in writing, of the availability of health assessment services, the times and places where these services are available, and the method by which appointments

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for CHDP services may be made. Notification will be provided upon Enrollment and annually thereafter. Notification may be given to the parent(s) or guardian of the Member under 21 years of age, or to the Member directly if the Member is an emancipated minor;

.3	Where a request is made for CHDP services by the Member the Member’s parent(s) or guardian, or through a referral from the local CHDP program, an appointment will be made for the Member to be examined within four weeks of the request;

.4	Members under the age of 21 years will be scheduled for periodic health assessments in accordance with periodicity schedule recommended by the American Academy of Pediatrics and the immunizations will be provided following the recommendations of either the Advisory Committee on Immunization Practices or the American Academy of Pediatrics;

.5	At each non-emergency Primary Care Encounter with Members under the age of 21 years, the Member (if an emancipated minor) or the parent(s) or guardian of the Member will be advised of the CHDP services available from Contractor, if the Member has not received CHDP services in accordance with the AAP periodicity schedule. Documentation will be entered in the Member’s Medical Record which will indicate the receipt of CHDP services in accordance with the AAP periodicity schedule or proof of voluntary refusal of these services in the form of a signed statement by the Member (if an emancipated minor) or the parent(s) or guardian of the Member. If the responsible party refuses to sign this statement, the refusal will be noted in the Member’s Medical Record;

.6	Written notification and explanation of the results of CHDP health assessments will be supplied to the Member (if an emancipated minor) or the parent(s) or guardian of the Member in a timely manner. Upon request by the Member or the parent(s) or the guardian, Contractor shall provide for additional discussion or consultation regarding the results of the assessment if appropriate;

.7

Diagnosis and treatment of any medical conditions identified through any CHDP assessment will normally be initiated within 60 calendar days of the CHDP assessment appointment, consistent with the terms of the Contract for the identified

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services or conditions. Justification for delays beyond 60 calendar days will be maintained in the Medical Record;

.8	The Confidential Screening/Billing Report form, PM 160-PHP, will be used to report all CHDP Encounters. Contractor shall submit completed forms to the State and to the local CHDP program within 30 calendar days of the end of each month for all Encounters during that month; and

.9	Contractor shall coordinate its CHDP system with the local CHDP program.

7.4.3	Pregnant Members

Contractor shall provide services to pregnant Members in accordance with the most recent Standards of American College of Obstetrics and Gynecologists (ACOG - currently the Seventh Edition) at a minimum. Contractor shall develop and implement standardized risk assessment tools which are consistent with Comprehensive Perinatal Services Program (CPSP) requirements set forth in Title 22, CCR, Sections 51348 and 51348.1. Contractor shall submit assessment tools and protocols to DHS for approval prior to implementation.

.1	Contractor shall ensure that an obstetrical record and a comprehensive initial risk assessment tool is completed on all pregnant Members at the initiation of pregnancy-related services. The risk assessment will include medical/obstetrical risk assessment; nutritional assessment; psycho-social assessment; and health education assessment. Evaluation of the patient’s risk status shall be performed at each trimester and at the postpartum visit. All identified risk conditions will be followed up by interventions designed to ameliorate or remedy the condition or problem in a prioritized manner.

.2	Contractor shall implement and maintain policies and procedures for appropriate referrals of Members with high risk pregnancies to specialists and have procedures for genetic screening and referral, and for admission to the appropriate hospitals for delivery.

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7.4.4	Adult Preventive Services

Contractor shall provide a core set of preventive services for adult screening of asymptomatic, healthy Members over the age of 21 consistent with The Guide to Clinical Preventive Services, a report of the U.S. Preventive Service Task Force (USPSTF). Contractor shall ensure that Contracting Providers provide information to Members concerning Prostate Specific Antigen testing consistent with the standard set forth in Business and Professions Code Section 2248.

7.5	AVAILABILITY AND ACCESSIBILITY

Contractor shall implement and maintain procedures for Members to ensure access to its delivery system for routine care, Urgent Care, emergency care, inpatient care, prenatal care, CHDP periodic health screens, adult initial health assessments, and specialist care.

7.5.1	Emergency Care

Contractor shall ensure that a Member with an Emergency Condition will be seen immediately and Emergency Services shall be available and accessible within the Service Area 24-hours-a-day. Contractor shall ensure adequate follow-up care for those Members who require non-emergency care and who are denied services in the emergency department (ED).

.1	Contractor shall implement and distribute to all emergency departments in the County of San Diego protocols which include at a minimum:

a)	Description of telephone access, triage and advice systems used, by Contractor;

b)	A plan contact person responsible for coordinating services that can be accessed 24 hours a day;

c)	Process for rapid interfacing with emergency care systems;

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d)	Referral procedures (including after-hours instruction) which ED personnel can provide to Members who present at the ED for non-emergency services; and

e)	Procedures for EDs to report system and/or protocol failures and process for ensuring corrective action.

7.5.2	Urgent Care

Contractor shall ensure that a Member needing Urgent Care shall be seen within 48 hours upon request.

7.5.3	OB/GYN Services

Contractor shall permit Members access to network OB/GYN providers without prior referral or Prior Authorization from a Primary Care Physician.

Contractor shall ensure that the first prenatal visit for a pregnant Member shall be available within a week upon request.

7.5.4	Waiting Times

Contractor shall develop, implement, and maintain a procedure to monitor waiting times for obtaining various types of appointments, response times for the answer and return of telephone calls, and waiting times in providers’ offices for scheduled appointments.

7.5.5	Telephone Procedures

Contractor shall maintain a procedure for triage of the Member’s telephone calls and provision of telephone medical advice.

7.5.6	After Hours Calls

At a minimum, Contractor shall ensure that a physician or a nurse under his/her supervision shall be available at all times for after-hours calls.

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7.5.7	Sensitive Services

Contractor shall implement and maintain procedures to ensure confidentiality and ready access to Sensitive Services for all Members including minors. Members shall be able to access Sensitive Services in a timely manner and without barriers such as Prior Authorization requirements.

Contractor shall develop, implement and maintain policies and procedures for treatment of HIV infection and AIDS. These policies and procedures shall be submitted to DHS no later that three months after the effective date of the Contract. Contractor shall submit any changes in the policies and procedures to DHS at least 30 calendar days prior to their implementation.

7.5.8	Access for Disabled Members

Contractor’s Facilities shall comply with the requirements of Title III of the Americans with Disabilities Act of 1990, and shall ensure access for the disabled which includes, but is not limited to, ramps, elevators, restrooms, designated parking spaces, and drinking water provision.

7.5.9	Seldom Used Specialty Services

Contractor shall arrange for the provision of seldom used specialty services from specialists outside the network when determined Medically Necessary.

7.6	COORDINATION OF CARE AND REFERRAL REQUIREMENTS

When Members are in need of services which are not Covered Services Contractor has an obligation to coordinate or refer the Member for care.

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7.6.1	California Children Services (CCS)

Contractor shall develop and implement written policies and procedures for identifying and referring children with CCS-eligible conditions to the local CCS Program. The policies and procedures shall include, but not be limited to:

a)	Policies and operational controls that assure that Contractor’s providers perform appropriate baseline health assessments and diagnostic evaluations that provide sufficient clinical detail to establish, or raise a reasonable suspicion, that a Member child has a CCS-covered medical condition;

b)	Procedures for assuring that Contracting Providers are informed about CCS-paneled providers and CCS-approved hospitals within Contractor’s network; and

c)	Procedures for initial referrals of Member children with CCS-eligible conditions to the local CCS program by telephone, same-day mail or FAX, if available. The initial referral shall be followed by submission of supporting medical documentation sufficient to allow for eligibility determination by the local CCS Program.

d)	Procedures that provide for continuity of care between the Contractor’s providers and CCS providers for Member children determined eligible for the CCS Program.

.1	Contractor shall consult and coordinate CCS referral activities with the local CCS Program in accordance with the agreement reached under a Memorandum of Agreement (MOA) between Contractor and LHD for coordination of CCS services.

.2	Contractor shall continue to provide all Medically Necessary Covered Services and case management services for Member children referred to CCS until eligibility for the CCS Program is established. Eligibility for the CCS Program includes confirmation by the local CCS Program of a Member child’s CCS-eligible condition and agreement by the local CCS Program to assume case management responsibilities for the Member child.

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.3	Once eligibility for the CCS Program is established for a Member child:

a)	Contractor shall continue to provide Primary Care and other Medically Necessary Covered Services unrelated to the CCS-eligible condition and will ensure the coordination of services between its Primary Care providers, the CCS speciality providers, and the local CCS Program.

b)	The CCS Program shall authorize Medi-Cal payments to Contractor network physicians who currently are members of the CCS panel and to other providers who provided CCS-covered services to the Member child during the CCS-eligibility determination period and are deemed to meet the CCS standards in accordance with Subsection 7.6.1.4. Authorization for payment shall be retroactive to the date Contractor’s initial referral was received by the CCS Program. Authorization shall be issued upon confirmation of panel status or completion of the process described in Subsection 7.6.1.4. Payment shall be dependent on the submittal of appropriately completed and timely claims to the Medi-Cal Fee-For-Service program fiscal intermediary.

c)	For purposes of b) above, initial referral means either referral by Contractor or referral by a Contractor network physician.

.4	Upon submission to the CCS Program by Contractor of the completed provider Credentialing application form used by Contractor and a signed and dated CCS Program Agreement for a qualified physician contracting with Contractor who has successfully met Contractor’s Credentialing standards and meets the CCS certification standards in accordance with Title 22, CCR, Sections 42320,42321, and 42336, the physician shall be determined to meet the CCS standards for participation as a CCS provider and shall be added to the CCS panel. The addition of such a physician to the CCS panel will be retroactive to the extent necessary to enable the physician to receive payment for services on or after the initial referral date as provided in Subsection 7.6.1.3.

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7.6.2	Mental Health

Contractor shall provide outpatient mental health services within the Primary Care Provider’s scope of practice. Contractor shall provide assistance to Members needing Specialty Mental Health Services by referring such Members, whose mental health diagnosis is covered by the local Medi-Cal mental health plan (MHP) or whose diagnosis is uncertain, to the local Medi-Cal mental health plan, if operational. If the Medi-Cal mental health plan is not operational or if the Member’s diagnosis is not covered by the local Medi-Cal mental health plan, Contractor shall refer such Members to an appropriate Fee-For-Service Medi-Cal Mental Health Provider accepting Medi-Cal patients, if known to Contractor, or shall refer to the County Mental Health Department or other community resources that may be able to assist the Member to locate mental health services, including, but not limited to local CHDP program, regional centers for the developmentally disabled, and provider referral services.

.1	Contractor shall provide Medical Case Management and cover and pay for all Medically Necessary Covered Services for the Member including services listed below, and coordinate services with the Specialty Mental Health Provider:

a)	Emergency room professional services described in Title 22, CCR, Section ,53855, except psychiatrists, psychologists, licensed clinical social workers, marriage, family and child counselors, or other Specialty Mental Health Providers;

b)	Facility charges for emergency room visits which do not result in a psychiatric admission;

c)	All laboratory, radiological and radioisotope services when these services are necessary for the diagnosis, monitoring or treatment of a Member’s mental health condition;

d)	Emergency medical transportation services necessary to provide access to all Medi-Cal Covered Services, including emergency mental health services, in accordance with Title 22, CCR, Section 51323;

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e)	All non-emergency medical transportation services in accordance with Title 22, CCR, Section 51323, required by Members to access Medi-Cal covered mental health services, subject to a written prescription by a Medi-Cal Specialty Mental Health Provider, except when the transportation is required to transfer the Member from one facility to another, with the purpose of reducing the local Medi-Cal mental health plan’s cost of providing services;

f)	Medically Necessary Covered Services for Members admitted to a psychiatric inpatient hospital, including the initial health history and physical assessment required upon admission and any consultations related to Medically Necessary Covered Services. Notwithstanding this requirement, Contractor shall not be responsible for room and board charges for psychiatric inpatient hospital stays by Members; and

g)	All Medically Necessary, Medi-Cal covered psychotherapeutic drugs for Members not otherwise excluded under this Contract. This includes reimbursement for psychotherapeutic drugs prescribed by out-of-plan psychiatrists. Reimbursement to pharmacies for those psychotherapeutic drugs listed in Attachment II (consisting of two pages) and psychotherapeutic drugs classified as anti-psychotics and approved by the Federal Drug Administration after July 1, 1997 shall be made by DHS through the Medi-Cal FFS program, whether these drugs are provided by a pharmacy contracting with Contractor or by an out-of-plan pharmacy provider. To qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal FFS program.

h)	Paragraphs c), e), f) and g) shall not be construed to preclude Contractor from requiring that these services be provided through Contractor’s provider network or that Contractor may apply Utilization controls for these services including prior authorization.

.2

Disputes between Contractor and the local Medi-Cal mental health plan regarding this Section shall be resolved pursuant to Title 9, CCR, Section 1850.505. Any decision rendered by DHS and the California Department of Mental Health regarding a dispute between Contractor and the local Medi-Cal mental health plan concerning

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provision of mental health services or Covered Services required under this Contract shall not be subject to the Disputes and Appeals procedures specified in Article 3, Section 3.10.

.3	Contractor shall negotiate in good faith and execute a Memorandum of Understanding (MOU) with the local mental health plan. The MOU shall specify, consistent with this Contract, the respective responsibilities of Contractor and the MHP in delivering Medically Necessary Covered Services and Specialty Mental Health Services to Members. The MOU shall address:

a)	Protocols and procedures for referrals between Contractor and the MHP;

b)	Protocols for the delivery of Specialty Mental Health Services, including the MHP’s provision of clinical consultation to Contractor for Members being treated by Contractor for mental illness;

c)	Protocols for the delivery of mental health services within the Primary Care Physician’s scope of practice;

d)	Protocols and procedures for the exchange of Medical Records information, including procedures for maintaining the confidentiality of Medical Records;

e)	Procedures for the delivery of Medically Necessary Covered Services to Members who require Specialty Mental Health Services, including:

i)	Pharmaceutical services and prescription drugs;

ii)	Laboratory, radiological and radioisotope services;

iii)	Emergency room facility charges and professional services;

iv)	Emergency and non-emergency medical transportation;

v)	Home health services; and

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vi)	Medically Necessary Covered Services to Members who are patients in psychiatric inpatient hospitals and psychiatric nursing facilities.

f)	Procedures for transfers between inpatient psychiatric services and inpatient medical services to address changes in a Member’s medical or mental health condition; and

g)	Procedures to resolve disputes between Contractor and the MHP.

.4	To the extent Contractor does not execute an MOU within four months after implementation of the Medi-Cal Specialty Mental Health Services Consolidation program in the area being served by this Contract, Contractor shall submit documentation substantiating its good faith efforts to enter into an MOU. Until such time as an MOU is executed, Contractor shall submit monthly reports to DHS documenting its continuing good faith efforts to execute an MOU and the justifications why such an MOU has not been executed.

7.6.3	Alcohol and Drug Treatment Services

Contractor shall arrange and coordinate Medically Necessary services, including referral of Members requiring alcohol and drug treatment to Drug Medi-Cal substance abuse services including outpatient heroin detoxification providers. Contractor shall assist Members in locating available treatment locations. To the extent that treatment slots are not available within Contractor’s geographical service area, Contractor is encouraged to pursue placement outside the area.

7.6.4	Dental

Contractor shall perform dental screening for all Members as part of the initial health assessment and ensure referral of Members to Medi-Cal dental providers. Dental screenings for Members under 21 years of age shall be performed as part of the initial health assessment in accordance with the most recent recommendations of the American Academy of Pediatrics.

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Services related to dental services that are medical Covered Services and are not provided by dentists or dental anesthetists, are the responsibility of Contractor. Covered medical services include: prescription drugs, laboratory services, pre-admission physical examinations required for admission to a Facility, anesthesia services, medical transportation services, out-patient surgical center services, and in-patient hospitalization services required for a dental procedure. Contractor may require Prior Authorization for medical services required in support of dental procedures.

Contractor shall develop referral and Prior Authorization policies and procedures to implement the above requirements. Contractor shall submit these policies and procedures to DHS for review and approval.

7.6.5	Vision Care - Lenses

Contractor shall order the fabrication of optical lenses for Members from Prison Industry Authority (PIA) optical laboratories. The State will reimburse PIA for these lenses in accordance with the Contract between the State and PIA. Contractor shall provide all other Covered Services described in Title 22, CCR, Section 51317, including contact lenses and eyeglass frames.

7.6.6	Directly Observed Therapy (DOT) for Treatment of Tuberculosis (TB)

Contractor shall assess the risk of noncompliance for each Member who needs to be placed on anti-TB drugs. Members who are determined to be at risk will be referred to the Local Health Department TB Control Officer for DOT. Contractor shall follow up and coordinate care with the LHD TB Control Officer.

Contractor shall refer the following groups of Members with active TB for DOT: patients with demonstrated multiple drug resistance (defined as resistance to Isoniazid and Rifampin), patients whose treatment has failed or who have relapsed after completing a prior regimen, children and adolescents, and individuals who have demonstrated noncompliance (those who failed to keep office appointments).

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Contractor shall assess the following groups of Members for potential noncompliance and for consideration for DOT: substance abusers, persons with mental illness, the elderly, persons with unmet housing needs, and persons with language and/or cultural barriers.

7.6.7	Department of Developmental Services (DDS) Administered Medicaid Home and Community Based Services (HCBS) Waiver

Contractor shall maintain systems for identifying Members who qualify or are at risk for institutional placement and refer these Members to the HCBS Waiver program administered by DDS. If DDS concurs with Contractor’s assessment of the Member and there is available placement in the Waiver program, the Member will receive HCBS Waiver services while remaining enrolled in the plan. Contractor shall continue to provide all Primary Care and other Medically Necessary Covered Services to a plan Member who is receiving HCBS Waiver services. Contractor shall coordinate the case management of the Member with DDS while the Member remains under the Waiver program. If the Member does not meet the criteria for the Waiver program, or if placement is not available, Contractor shall continue to case manage and provide all Medically Necessary, Covered Services to the Member.

7.6.8	Targeted Case Management Services

If a Member is receiving targeted case management services as defined in Title 22, CCR, Section 51185 and Section 51351, Contractor shall be responsible to coordinate the Member’s health care with the targeted case management provider and to determine the medical necessity of diagnostic and treatment services recommended by the targeted case management provider that are Covered Services under the Contract.

7.6.9	Excluded Drugs for the Treatment of HIV and AIDS

Reimbursement to pharmacies for those excluded drugs for the treatment of HIV/AIDS listed in Attachment I (consisting of one page) and HIV/AIDS drugs classified as Nucleoside Analogues or Nucleoside Reverse Transcriptase Inhibitors, Non-Nucleoside Reverse Transcriptase Inhibitors and Protease Inhibitors approved by the FDA after July 1, 1997, shall be made by DHS through the Medi-Cal FFS program, whether these drugs are provided by a pharmacy contracting with Contractor or by an out-of-plan pharmacy provider. To

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qualify for reimbursement under this provision, a pharmacy must be enrolled as a Medi-Cal provider in the Medi-Cal FFS program.

7.6.10	Miscellaneous Services Carve-Outs

Contractor, upon request, may refer Members to adult day health care service and childhood lead poisoning case management services which are not Covered Services under this Contract.

Local Education Agency (LEA) assessment services provided to any student and any LEA services provided pursuant to an Individual Education Plan (IEP) or Individual Family Service Plan (IFSP) or Individualized Health and Support Plan (IHSP) are not covered under the Contract.

7.7	SERVICES WITH SPECIAL PAYMENT ARRANGEMENT/OR PAYMENTS FOR OUT-OF-PLAN PROVIDERS

The following Covered Services have special payment arrangements with network providers or out-of-plan providers.

7.7.1	Emergency Service Providers

Contractor shall pay for Emergency Services received by a Member from non-contracting providers. Contractor shall make payments to non-contract providers for the treatment of an Emergency Medical Condition including Medically Necessary services rendered to a Member until the Member’s condition has stabilized sufficiently to permit discharge, or referral and transfer in accordance with instructions from Contractor. Emergency Services will not be subject to Prior Authorization by Contractor.

.1

Contractor shall pay for those services provided by a non-contracting emergency department that are required to determine whether treatment of the Member’s condition qualifies as Emergency Services. At a minimum, Contractor must reimburse the non-contracting ED and, if applicable, its affiliated providers, for physician services at the lowest level of evaluation and management in the

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physician’s Current Procedural Terminology (CPT) codes, unless a higher level is clearly supported by documentation, and for the facility fee and diagnostic services such as laboratory and radiology,

.2	Payment by Contractor or by a subcontractor which is at risk for out-of-plan Emergency Services for properly documented claims for services rendered by a non-contracting provider pursuant to this Section will not exceed the lower of the following rates applicable at the time the services were rendered by the provider:

a)	The usual charges made to the general public by the provider;

b)	The maximum FFS rates for similar services under the Medi-Cal program; or

c)	The rate agreed to by Contractor and the provider.

.3	For inpatient services, reimbursement by Contractor, or by a subcontractor who is at risk for out-of-plan Emergency Services, to an out-of-plan Emergency Services provider will be the lower of the following rates:

a)	The inpatient rate negotiated by Contractor or subcontractor with the provider; or

b)	The Medi-Cal FFS rate consistent with Title 22, CCR, 53912.5.

.4	Disputed claims may be submitted to the State for resolution under the provisions of Section 14454, W&I Code and Title 22, CCR, Section 53620 et seq. Contractor agrees to abide by the findings of the State in such cases, to promptly reimburse the non-contracting provider within 30 calendar days of the effective date of a decision that Contractor is liable for payment of a claim and to provide proof of reimbursement in such form as the Director may require. Failure to reimburse the non-contracting provider and provide proof of reimbursement to the State within 30 calendar days will result in liability offsets in accordance with Title 22, CCR, Section 53702.

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7.7.2	School Linked CHDP Services: Coordination of Care

Contractor shall maintain and ensure the overall coordination of care and case management of Members who obtain CHDP services through the local school districts or school sites.

.1	School Linked CHDP Services: Cooperative Arrangements

Contractor shall enter into one or a combination of the following arrangements with the local school district or school sites:

a)	Cooperative arrangements (e.g. Subcontracts) with school districts or school sites to directly reimburse schools for the provision of some or all of the CHDP services, including guidelines for sharing of critical medical information. The arrangements will also include guidelines specifying coordination of services, reporting requirements, quality standards, processes to ensure services are not duplicated, and processes for notification to Member/student/parent on where to receive initial and follow-up services;

b)	Cooperative arrangements whereby Contractor agrees to provide or contribute staff or resources to support the provision of school linked CHDP services;

c)	Referral protocols/guidelines between Contractor and the school sites to assure that Members who are identified at school sites as being in need of CHDP services receive those services from Contractor within the required State and federal time frames. This will include strategies for Contractor to follow-up and document that services are provided to the Member; and

d)	Any innovative approach that Contractor may develop to assure access to CHDP services and coordination with and support for school based health care services.

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.2	School Linked CHDP Services: Subcontracts

Contractor shall ensure that the Subcontracts with the local school districts or school sites provide for the coordination of care, identify the arrangement with the local school district or site, address the population covered, beginning and end dates of the agreement, services covered, practitioners covered, outreach, information dissemination and educational responsibilities, Utilization Review requirements, referral procedures, medical information flows, patient information confidentiality, Quality Assurance interface, data reporting requirements, and Grievances and complaint procedures.

7.7.3	Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Supplemental Services

For Members under the age of 21 years, Contractor shall provide or arrange and pay for EPSDT supplemental services as defined in Title 22, CCR, Section 51184, except when EPSDT supplemental services are provided as CCS services pursuant to Subsection 7.6.1. or as EPSDT supplemental dental services pursuant to Subsection 7.6.4. or EPSDT supplemental Speciality Mental Health Services. Contractor shall determine the medical necessity of EPSDT supplemental services using the criteria established in Title 22, CCR, Sections 51340 and 51340.1.

For Members under the age of 21 years, who meet the medical necessity criteria for EPSDT case management, pursuant to Title 22, CCR, Section 51340(f), Contractor shall refer the Member to a targeted case management (TCM) provider under contract with a local government agency pursuant to W&I Code, Section 14132.44, or to entities and organizations, including regional centers, that provide TCM services pursuant to W&I Code Section 14132.48. If EPSDT case management services are rendered by these referral providers, Contractor is not required to pay for the EPSDT case management services. If EPSDT case management services are not available from these referral providers, Contractor shall provide or arrange and pay for the EPSDT case management services.

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7.7.4	Family Planning

Contractor shall provide the full array of family planning Covered Services without Prior Authorization. Contractor shall inform its Member in writing of their right to access any qualified family planning provider without Prior Authorization.

.1	Family Planning: Informed Consent

Contractor shall ensure that Members are informed of the full array of covered contraceptive methods and that informed consent is obtained from Members for sterilization, consistent with requirements of Title 22, CCR, Sections 51305.1 and 51305.3.

.2	Family Planning: Out-of-Network Reimbursement

Contractor shall reimburse out-of-network family planning providers at the appropriate Medi-Cal FFS rate, unless otherwise negotiated with the out-of-plan family planning provider for the following services provided to Members of childbearing age to temporarily or permanently prevent or delay pregnancy.

a)	Health education and counseling necessary to make informed choices and understand contraceptive methods;

b)	Limited history and physical examination;

c)	Laboratory tests if medically indicated as part of decision making process for choice of contraceptive methods. Contractor shall not be required to reimburse out-of-plan providers for pap smears if Contractor has provided pap smears to meet the U.S. Preventive Services Task Force guidelines;

d)	Diagnosis and treatment of the disease episode, as defined by the State for each sexually transmitted disease, if medically indicated;

e)	Screening testing and counseling of at risk individuals for HIV and referral for treatment;

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f)	Follow-up care for complications associated with contraceptive methods issued by the family planning provider;

g)	Provision of contraceptive pills, devices, supplies;

h)	Tubal Ligation;

i)	Vasectomies; and

j)	Pregnancy testing and counseling.

7.7.5	Sexually Transmitted Diseases (STDs)

Contractor shall provide access to STD services without prior authorization to all Members both within and outside its provider network. Members may access out-of-plan STD services through Local Health Department clinics, family planning clinics, or through other community STD service providers. Contractor shall reimburse STD providers at the Medi-Cal FFS rate, unless another rate is negotiated between Contractor and provider for the diagnosis and treatment of STDs for the disease episode, as defined by DHS, if medically indicated. Contractor shall provide reimbursement only if STD treatment providers provide treatment records or documentation of the Member’s refusal to release medical records to Contractor along with billing information.

For community providers other than LHD and family planning providers, the reimbursement of out-of-plan STD services is limited to one office visit per disease episode for the purposes of:

a)	Diagnosis and treatment of vaginal discharge and urethra discharge;

b)	Those STDs that are amenable to immediate diagnosis and treatment, and this includes syphilis, gonorrhea, chlamydia, herpes simplex, chancroid, Trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale; and

c)	Evaluation and treatment of Pelvic Inflammatory Disease (PID).

Contractor shall provide follow-up care.

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7.7.6	Early Intervention Services

Contractor shall refer to the local Early Start program those children in need of early intervention services, e.g., those with an established condition leading to developmental delay, those in whom a significant development delay is suspected, or those whose early health history places them at risk for delay. Contractor shall also collaborate with the regional center or local Early Start program to provide all Medically Necessary diagnostic, preventive and treatment services.

7.7.7	Services for Persons with Developmental Disabilities

Contractor shall provide all screening, preventive, and Medically Necessary and therapeutic Covered Services to Members with developmental disabilities. Contractor shall coordinate all medical services rendered to the Members, including the determination of medical necessity. Contractor shall refer enrollees with developmental disabilities to the regional centers for those non-medical services such as respite, out-of-home placement and supportive living for persons with substantial disabilities if such services are needed.

7.7.8	Confidential HIV Testing and Counseling

Members may access confidential HIV counseling and testing services through Contractor’s provider network and through the out-of-network Local Health Department and family planning providers. Contractor shall reimburse these providers at the Medi-Cal FFS rate, unless otherwise negotiated, for HIV testing and counseling provided that out-of-network Local Health Department and family planning providers make all reasonable efforts, consistent with current laws and regulations, to report confidential test results to Contractor.

7.7.9	Immunizations

Contractor shall fully immunize Members in accordance with State requirements. Contractor shall, upon request, provide updated information on the status of Members’ immunizations and ensure reimbursement to LHD for the administration fee of immunizations given to Members. However, Contractor shall not reimburse the LHD for an immunization provided to a Member who was already up-to-date according to State requirements. The LHD will provide immunization records when immunization services are billed to Contractor.

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Providers other than LHD will not be reimbursed by Contractor unless they enter into an agreement with Contractor.

7.7.10	Women, Infants, and Children (WIC) Supplemental Food Program

Contractor, as part of its initial assessment of Members, and as part of the initial evaluation of newly pregnant women, will provide and document the referral of pregnant, breast-feeding, or postpartum women or a parent/guardian of a child under the age of five, as indicated, to the WIC program as mandated by Title 42, CFR, Section 431.635(c).

.1	Contractor shall conduct the hemoglobin or hematocrit test and use the CHDP program Form PM160-PHP to document the laboratory values for eligible children and/or a prescription pad written by a physician to document laboratory values for eligible women for referral to the WIC program. Contractor shall document such referrals in the Members’ Medical Records.

7.7.11	Nurse Midwife and Nurse Practitioners Services

Contractor shall meet federal requirements for access and reimbursement for certified nurse midwife (CNM) services as defined in Title 22, CCR, Section 51345 and certified nurse practitioner (CNP) services as defined in Title 22, CCR, Section 51345.1. If Members do not have access to CNM or CNP services within Contractor’s provider network, Contractor shall inform Members that they have a right to obtain out-of-plan CNM or CNP services, and Contractor shall reimburse CNMs or CNPs for services provided out-of-plan to Members at the applicable Medi-Cal Fee-For-Service rates, subject to the following conditions.

a)	If CNM or CNP services are not available in Contractor’s provider network, but Eligible Beneficiaries may select and enroll in another plan in the county that offers these services within DHS time and distance standards for access to Primary Care for Contractor’s Members, Contractor is not obligated to reimburse out-of-plan CNMs or CNPs for services provided to Members, unless the services are authorized by Contractor.

b)	If CNM services are not available in Contractor’s provider network and Eligible Beneficiaries who are required to enroll in a Medi-Cal managed care plan in the

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county are unable to select and enroll in another plan that offers CNM services within the time and distance standards for access to Primary Care, Contractor shall reimburse out-of-plan CNMs for services provided to its Members within the CNM’s scope of practice.

c)	If CNP services are not available in Contractor’s provider network and Eligible Beneficiaries who are required to enroll in a Medi-Cal managed care plan in the county are unable to select and enroll in another plan that offers CNP services within the time and distance standards for access to Primary Care, Contractor shall reimburse out-of-plan CNPs for services provided to its Members within the CNP’s scope of practice.

7.7.12	Federally Qualified Health Center (FQHC) Services

Contractor shall meet federal requirements for access and reimbursement for FQHC services, including those in Title 42, United States Code, Section 1396 b(m) and Medicaid Regional Memorandum 93-13 and be reimbursed in accordance with the provisions of Article 9, Subsection 9.5.1.

7.7.13	Indian Health Services Facilities

Contractor shall reimburse out-of-plan Indian Health Services facilities for services provided to Members who are qualified to receive services from an Indian Health Services facility. Contractor shall reimburse the out-of-plan Indian Health Services facility at the approved Medi-Cal rate for that facility.

The requirements of Article 9, Section 9.5.1 apply to any Indian Health Services Facility that is also an FQHC.

7.8	MEMBER HEALTH EDUCATION SERVICES

Contractor shall implement and maintain a system for providing Member health education services, clinical preventive services, health education and promotion, and patient education and counseling. The system will utilize one-to-one and group interventions, written and

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audio-visual materials. Contractor shall ensure that all plan health education materials used to communicate Covered Services are written at an appropriate reading level, as determined by Contractor and approved by the State. Contractor shall ensure that the services are provided directly by Contractor or through Subcontracts or formal agreements with other providers specializing in health education services. Contractor shall maintain a health education system which includes, at a minimum, the following services.

7.8.1	Member Education:

a)	Use of clinical preventive services;

b)	Promotion of appropriate use of managed care plan services; and

c)	Availability of local social and health care programs.

7.8.2	Clinical Preventive Services, Education and Counseling:

a)	Nutrition;

b)	Tobacco Prevention and Cessation;

c)	HIV/STD Prevention;

d)	Family Planning;

e)	Exercise;

f)	Dental;

g)	Perinatal;

h)	Age Specific Anticipatory Guidance - EPSDT;

i)	Injury Prevention; and

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j)	Immunizations.

7.8.3	Patient Education and Clinical Counseling:

a)	Diabetes;

b)	Asthma;

c)	Hypertension;

d)	Substance Abuse;

e)	Tuberculosis;

f)	Inpatient - Condition Specific; and

g)	Other Outpatient.

7.8.4	Health Education Standards, Policies and Procedures

Contractor shall develop and maintain Member health education services standards, policies and procedures, monitor provider performance to ensure the standards for health education services are maintained and include methods for formally communicating findings with providers. These standards, policies and procedures shall be integrated into the QIP and ensure the provision of:

a)	Member orientation, education regarding health promotion, personal health behavior, and patient education and counseling;

b)	Provider education on health education services; and

c)	Individual health education behavioral assessment, referral, and follow-up.

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7.8.5	Health Educator

Contractor’s qualified full time health educator shall maintain administrative oversight of health education services. The health education system will be coordinated and integrated into the QIP.

7.8.6	Individual Health Education Behavioral Assessments

For purposes of this Contract, individual health education behavioral assessments are defined as health practices, values, behaviors, knowledge, attitudes, cultural practices, beliefs, literacy levels, and health education needs.

Contractor shall ensure that individual health education behavioral assessments are conducted on all Members within 120 calendar days of Enrollment. Contractor shall ensure that the assessment tool has been submitted to the State and approved by the State prior to use.

7.8.7	Group Needs Assessment

Contractor shall conduct a group needs assessment of Members to determine health education needs, including literacy level and cultural and linguistic needs of the Members who speak a primary language other than English. A report summarizing the methodology, findings, proposed services, key activities, timeline for implementation and the responsible individuals shall be available to DHS upon request.

This subsection shall be inoperative for the period from August 1, 2000 to July 31, 2002. In the event that this Contract is extended or renewed, Contractor must comply with the requirements of this provision by July 31, 2003.

7.9	RELIGIOUS OR ETHICAL OBJECTIONS TO PERFORM SERVICES

Contractor shall arrange for the timely referral and coordination of those Covered Services to which Contractor or subcontractor has religious or ethical objections to perform or

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otherwise support and will demonstrate ability to arrange, coordinate and ensure provision of services through referrals at no additional expense to the State.

7.10	SUBCONTRACT WITH LOCAL HEALTH DEPARTMENT (LHD)

Contractor shall enter into a Subcontract and/or Memorandum of Agreement with the LHD for the coordination referral and/or reimbursement for the provision of the public health services:

a)	Confidential HIV counseling and testing services;

b)	CCS;

c)	CHDP;

d)	Hansen’s Disease Control Program;

e)	Immunizations;

f)	Perinatal Care;

g)	Sexually Transmitted Diseases (STD); services, for the disease episode, as defined by DHS for each STD, including diagnosis and treatment of the following STDs: syphilis, gonorrhea, chlamydia, herpes simplex, chancriod trichomoniasis, human papilloma virus, non-gonococcal urethritis, lymphogranuloma venereum and granuloma inguinale;

h)	Services associated with DOT services for the treatment of tuberculosis; and

i)	Children’s Emergency Shelter Care.

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7.10.1	Scope of Subcontract

The Subcontract shall specify the scope and responsibilities of both parties, reporting responsibilities, Medical Record management to ensure coordinated health care and for services specified in Subsection 7.10 a, d, e, and g, billing and reimbursement provisions. This Subcontract shall become effective no later than six (6) months following the effective date of this Contract.

7.10.2	Reimbursement for Services

Any reimbursement arrangement between the Contractor and the County of San Diego, for the provision of any of the public health services specified below, in effect on the date this Contract is implemented shall remain in effect until such time as the new Subcontract required by Subsection 7.10.1 becomes effective.

If Contractor has not met the requirements of Subsection 7.10.1 within six months of the effective date of this Contract, Contractor shall submit documentation substantiating reasonable efforts to enter into such Subcontract.

Until, such time as the Subcontract required by Subsection 7.10.1 becomes operative, Contractor shall pay appropriate Medi-Cal Fee-For-Service rates to County of San Diego public health facilities for the provision of the services specified below, when rendered to Contractor’s members who present at these facilities.

a.	Services associated with treatment of sexually transmitted disease.

b.	Family Planning services.

7.11	SUBCONTRACT OR MEMORANDUM OF AGREEMENT (MOA) WITH OTHER ENTITIES

Contractor shall negotiate in good faith a Subcontract or MOA for the coordination and referral, with non-profit organizations or other agencies, for the provisions of WIC (as Mandated by Title 42, CFR. Section 431.635) and family planning Covered Services. The Subcontract or MOA shall specify the scope and responsibilities of both parties, reporting responsibility, and medical records management to ensure coordinated health care.

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ARTICLE 8.0 - ADMINISTRATIVE AND OPERATIONAL REQUIREMENTS

8.1	ORGANIZATIONAL LEGAL AUTHORITY

Contractor shall maintain the legal authority to contract with DHS and shall maintain appropriate licensure as a health care service plan in accordance with the Knox-Keene Health Care Service Plan Act of 1975 Health and Safety Code Section 1340 et seq., and Title 10, CCR, Section 1300 et seq.

8.2	ORGANIZATION AND ADMINISTRATIVE CAPABILITIES

Contractor shall maintain the organizational and administrative capabilities, including staffing, to carry out the duties and responsibilities set forth under this Contract and comply with federal and State Medicaid laws, regulations and policies. These shall include, but not be limited to, the following:

.1	Contractor’s organization has an accountable governing body;

.2	Contractor shall provide any and all necessary resources to ensure Contractor’s full performance of the terms, conditions and provisions of this Contract;

.3	The parent organization, if Contractor is a subsidiary, shall attest to the compliance and successful fulfillment of the terms, conditions, provisions and responsibilities set forth in this Contract. The parent organization shall also attest to providing any and all necessary resources to assure full performance of the Contract.

.4	Contractor shall maintain a full time physician as Medical Director who shall oversee and be responsible for the proper provision of Medi-Cal Covered Services including case management to Members. Contractor shall report to the Department, in writing, any changes in the status of the Medical Director within ten calendar days. The Medical Director shall:

a)	Ensure that medical decisions are rendered by qualified medical personnel, unhindered by fiscal or administrative management;

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b)	Ensure that medical care provided meets the standards for acceptable medical care;

c)	Ensure that medical protocols and rules of conduct for plan medical personnel are followed;

d)	Develop and implement medical policy;

e)	Resolve medically related Grievances;

f)	Have a significant role in monitoring, investigating and hearing Grievances;

g)	Have a significant role in Contractor’s Quality Improvement Program.

.5	Contractor shall designate persons, qualified by training or experience, to be responsible for the Medical Record service;

.6	Contractor shall establish and maintain a Member and Enrollment reporting systems, including a Primary Care Physician (PCP) Selection System;

.7	Contractor shall operate a Member Grievance procedure consistent with Subsection 8.12.6 and a mechanism to ensure Medi-Cal Member participation in development of Contractor’s Medi-Cal programs;

.8	Contractor shall maintain data reporting capabilities sufficient to provide necessary and timely reports to the State;

.9	Contractor shall employ a full time financial officer to maintain financial records and books of account on the accrual basis, in accordance with Generally Accepted Accounting Principles, which fully disclose the disposition of all Medi-Cal program funds received;

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.10	Contractor shall ensure separation of management of delivery of health services from fiscal and administrative management activities sufficient to assure the State that medical decisions shall not be unduly influenced by fiscal and administrative management decisions;

.11	Contractor shall implement and maintain a system for providing Members health education services, clinical preventive services and patient education and counseling consistent with Article 7, Section 7.8;

.12	Contractor shall operate a provider Grievance procedure; and

.13	Contractor shall implement and maintain a Quality Improvement System consistent with Section 8.6.

8.3	FINANCIAL SYSTEMS

Contractor shall maintain and implement financial policies which relate to Contractor’s systems for budgeting and operations forecasting. The policies shall include comparison of actual operations to budgeted operations, timelines used in the budgetary process, number of years prospective forecasting is performed and variance analysis, and follow-up procedures.

8.3.1	Submittal of Financial Information

Contractor shall prepare financial information requested in accordance with Generally Accepted Accounting Principles (GAAP) and where Financial Statements and/or projections are requested these statements and/or projections should be prepared on the 1989 Health Maintenance Organization Financial Report of Affairs and Conditions Format (commonly known as the “Orange Blank”). Information submitted shall be based on current operations.

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8.3.2	Compliance with Audit Requirements

Contractor shall cooperate with the State’s own independent audits annually or as necessary for good cause, at the discretion of the State. Such audits may be waived upon submission of the financial audit for the same period conducted by DMHC pursuant to Health and Safety Code, Section 1382.

8.3.3	Submittal of Financial Audit/Reports

Contractor shall ensure that an annual audit is performed according to Welfare and Institutions Code, Section 14459. Combined Financial Statements shall be prepared to show the financial position of the overall related health care delivery system when delivery of care or other services is dependent upon Affiliates. Financial Statements shall be presented in a form that clearly shows the financial position of Contractor separately from the combined totals. Inter-entity transactions and profits shall be eliminated if combined statements are prepared.

Contractor shall have separate certified Financial Statements prepared if an independent accountant decides that preparation of combined statements is inappropriate. The independent accountant shall state in writing reasons for not preparing combined Financial Statements. Contractor shall provide supplemental schedules that clearly reflect all inter-entity transactions and eliminations necessary to enable the State to analyze the overall financial status of the entire health care delivery system.

.1	In addition to annual certified Financial Statements, Contractor shall complete the entire 1989 “Orange Blank”, and the supplemental information required by Title 10, CCR, Section 1300.84.06(b). The CPA audited Financial Statements, the “Orange Blank” report and required supplemental information shall be submitted to DHS no later than 120 calendar days after the close of Contractor’s Fiscal Year.

.2

On a quarterly basis, Contractor shall submit to DHS, 45 calendar days after the end of each quarter under this Contract, financial reports consistent with Title 22, CCR, Section 53862(b)(2) and hereby made applicable to this Contract. The required

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quarterly financial reports shall be prepared on the “Orange Blank” format and shall include, at a minimum, the following reports/schedules:

a)	Jurat;

b)	Report 1A and 1B: Balance Sheet;

c)	Report 2: Statement of Revenue, Expenses, and Net Worth;

d)	Statement of Cash Flow, prepared in accordance with Financial Accounting Standards Board Statement Number 95 (This statement is prepared in lieu of Report #3: Statement of Changes in Financial Position for Generally Accepted Accounting Principles (GAAP) compliance);

e)	Report 4: Enrollment and Utilization Table;

f)	Schedule F: Unpaid Claims Analysis; and

g)	Appropriate footnote disclosures in accordance with GAAP.

.3	Contractor may be required to file monthly Financial Statements at the State’s request. If Contractor is required to file monthly Financial Statements with DHMC, Contractor shall file a copy of the monthly Financial Statements with the California Department of Health Services within 30 calendar days of the end of each month under this Contract or until the monthly filing requirement is discontinued by DHMC. The monthly Financial Statements shall be in the format required by Title 10, CCR, Section 1300.84.3(d).

.4	Contractor shall authorize the independent accountant to allow representatives of the State, upon written request, to inspect any and all working papers related to the preparation of the audit report.

.5	Contractor shall submit to DHS all financial reports relevant to Affiliates as specified in Title 22, CCR, Section 53330.

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.6	Contractor shall submit to DHS copies of any financial reports submitted to other public or private organizations as specified in Title 22, CCR, Section 53324(d).

.7	Contractor shall report inpatient days to DHS in accordance with W&I Code, Section 14105.985(b)(2). Contractor shall submit additional reports as requested by DHS for the administration of the Disproportionate Share Hospital program.

.8	The Contractor shall submit to the State the annual Certified Public Accountant’s report on Children’s Hospital of San Diego and the San Diego Hospital Association within 120 calendar days after the close of their respective fiscal years.

8.3.4	Financial Viability/Standards Compliance

Contractor shall demonstrate financial viability/standards compliance to the State’s satisfaction for each of the following elements:

.1	Tangible Net Equity (TNE)

Contractor at all times shall be in compliance with the TNE requirements in accordance with Title 10, CCR, Section 1300.76.

.2	Administrative Costs

Contractor’s Administrative Costs shall not exceed the guidelines as established under Title 10, CCR, Section 1300.78.

.3	Standards of Organization and Financial Soundness

Contractor shall maintain an organizational structure sufficient to conduct the proposed operations and ensure that its financial resources are sufficient for sound business operations in accordance with Title 10, CCR, Sections 1300.67.3, 1300.75.1, 1300.76, 1300.76.3, 1300.77.1, 1300.77.2, 1300.77.3, 1300.77.4, and 1300.78, Title 22, CCR, Section 53251, and H&S Code, Section 1375.1.

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.4	Working Capital

a)	Contractor shall maintain a working capital ratio of at least 1:1; or

b)	Contractor shall demonstrate to the State that Contractor is currently meeting financial obligations on a timely basis and has been doing so for at least the preceding two calendar years; or

c)	Contractor shall provide evidence that sufficient noncurrent assets, which are readily convertible to cash, are available to achieve an equivalent working capital ratio of ] :1, if the noncurrent assets are considered current.

8.3.5	Financial Performance Guarantee

If capitation is prepaid, Contractor shall provide satisfactory evidence of and maintain Financial Performance Guarantee in an amount equal to at least one month’s capitation payment, in a manner specified by DHS. At Contractor’s request and with DHS approval, Contractor may establish a phase-in schedule to accumulate the required Financial Performance Guarantee. The Financial Performance Guarantee will remain in effect for at least 90 calendar days following termination or expiration of this Contract or until, in the judgment of DHS the obligations set forth in this Contract are fulfilled. If Contractor elects to receive capitation on a postpaid basis, the requirement for the Financial Performance Guarantee will be considered satisfied by the DHS.

8.3.6	Cost Avoidance and Recovery of Other Health Coverage

Contractor shall cost avoid or make a post-payment recovery for the reasonable value of services paid for by Contractor and rendered to a Member whenever a Member’s OHC covers the same services, either fully or partially. “Cost avoid” means Contractor requires a provider to bill the liable third party and receive payment or proof of denial prior to Contractor paying for the services rendered. Post-payment recovery means Contractor pays for the services rendered and then attempts to recover the cost of the services from the liable third party. However, in no event shall Contractor cost avoid or seek post-payment recovery for the reasonable value of services from a Third Party Tort Liability action nor from estates of deceased beneficiaries. All monies recovered are retained by Contractor.

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Contractor shall coordinate benefits with other coverage programs or entitlements which provide or pay for services to the Member, recognizing the OHC as primary and Medi-Cal as the payer of last resort.

.1	Cost Avoidance

a)	If Contractor reimburses the provider on a Fee-For-Service basis, Contractor shall not pay claims for services provided to a Member whose Medi-Cal eligibility record indicates third party coverage, designated by an Other Health Coverage code, without proof that the provider has first exhausted all benefits of the other liable party(ies).

b)	Contractor shall submit the written procedures for the process described in Subsection 8.3.6.1a) above to DHS for review and approval within 60 days of Contract effective date.

c)	Proof of third party billing, by the provider, is not required before payment for services provided to Members with OHC codes A, M, X, Y, or Z (see Subsection 8.3.6.2).

.2	Post-payment Recovery

a)	Contractor shall have written procedures describing the circumstances under which:

i)	Contractor shall pay the provider’s claim on a FFS basis and then seek to recover the cost of the claim by billing the liable third party for services provided to Members with OHC codes A, M, X, Y or Z, child support enforcement cases, or services defined by DHS as prenatal or preventive pediatric services.

ii)

In instances where Contractor does not reimburse the provider on a Fee-For-Service basis, Contractor shall pay for services provided to a Member whose eligibility record indicates third party coverage,

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designated by an OHC code or Medicare coverage, and then shall bill the liable third party for the cost of the actual services rendered.

b)	Contractor shall also bill the liable third parties for the cost of services provided to Members who are retroactively identified by Contractor or DHS as having OHC.

c)	Contractor shall submit written procedures for the process described in .2 a) above to DHS for review and approval within 60 days of Contract effective date.

.3	Contractor shall refer all Members whose eligibility record indicates OHC codes K, C, P or F to DHS’ Enrollment contractor for disenrollment from Contractor’s plan. Until Member is disenrolled, Contractor shall cost avoid or seek post-payment recovery as specified in Subsection .1 and .2 above.

.4	Reporting Requirements

a)	Contractor shall submit monthly reports to DHS, in a format prescribed by DHS, displaying claims counts and dollar amounts cost avoided and the amount of post-payment recoveries, by aid category, as well as the amount of outstanding recovery claims (accounts receivable) by age of account. The report shall display separate claim counts and dollar amounts for Medicare Part A and Part B. Reports shall be sent to the Department of Health Services, Third Party Liability Branch, Cost Avoidance Unit, P.O. Box 2471, Sacramento, CA 95812-2471.

b)	When Contractor identifies OHC unknown to DHS, Contractor shall report this information to DHS within ten calendar days of discovery in an automated format as prescribed by DHS. This information will be sent to the Department of Health Services, Third Party Liability Branch, Health Identification Unit, P.O. Box 2471, Sacramento, CA 95812-2471. Contractor shall not suggest nor recommend to a Member that he/she should drop their OHC.

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c)	Contractor shall demonstrate to DHS, using a cost benefit analysis, that where Contractor does not cost avoid or perform post-payment recovery, that the aggregate cost of this activity exceeds the total revenues Contractor projects it would receive from such activity.

8.3.7	Third Party Tort Liability/Estate Recovery

Contractor shall make no claim for recovery of the value of Covered Services rendered to a Members when such recovery would result from an action involving the tort liability of a third party or recovery from the estates of deceased Members or casualty liability insurance, including Workers’ Compensation awards and uninsured motorists coverage. Contractor shall identify and notify the DHS Third Party Liability Branch of cases in which an action by the Member involving the tort or Workers’ Compensation liability of a third party or estate recovery could result in recovery by the Member of funds to which DHS has lien rights under Article 3.5 (commencing with Section 14124.70), Part 3, Division 9, Welfare and Institutions Code. Such cases shall be reported to DHS Third Party Liability Branch within 10 calendar days of discovery. To assist DHS in exercising its authority for such recoveries, Contractor shall meet the following requirements:

.1	Service Information Requests

If DHS requests service information and/or copies of paid invoices/claims for Covered Services to an individual Member, Contractor shall provide the requested information within 30 calendar days of the request. Service information includes subcontractor and out-of-plan provider date. The value of the Covered Services shall be calculated as the usual, customary and reasonable charge made to the general public for similar services or the amount paid to subcontracted providers or out-of-plan providers for similar services.

.2	Information to be delivered shall contain the following data items:

a)	Member name;

b)	Full 14 digit Medi-Cal number;

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c)	Social Security Number;

d)	Dale of birth;

e)	Contractor name;

f)	Provider name (if different from Contractor);

g)	Dates of service;

h)	Diagnosis code and/or description of illness/injury;

i)	Procedure code and/or description of services rendered;

j)	Amount billed by a subcontractor or out-of-plan provider to Contractor (if applicable);

k)	Amount paid by other health insurance to Contractor or subcontractor, (if applicable);

1)	Amounts and dates of claims paid by Contractor to subcontractor or out-of-plan provider (if applicable);

m)	Date of denial and reasons for denial of claims (if applicable);

n)	Date of death (if applicable).

.3	Contractor shall notify DHS’ Third Party Liability Branch, in writing, of the name, address and telephone number of the person responsible for receiving and complying with requests for mandatory and/or optional at-risk service information.

.4	If Contractor receives any requests from attorneys, insurers, or Members for copies of bills, Contractor shall provide DHS’s Third Party Liability Branch with a copy of any document released as a result of such request, and shall provide the name, address, and telephone number of the requesting party.

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.5	Information submitted to DHS under this Section shall be sent to the Department of Health Services, Third Party Liability Branch, Recovery Section, P.O. Box 2471, Sacramento, CA 95812-2471.

8.4	BOOKS AND RECORDS

Contractor shall maintain such books and records necessary to disclose how Contractor discharged its obligations under this Contract. These books and records shall disclose the quantity and quality of Covered Services provided under this Contract, the manner and amount of payment made for those Covered Services, persons eligible to receive Covered Services, the manner in which Contractor managed its daily business and the cost hereof.

These books and records shall include, but are not limited to, all physical records originated or prepared pursuant to the performance under this Contract including working papers; reports submitted to the State; financial records and books of account; all Medical Records, medical charts and prescription files; Subcontracts; and any other documentation pertaining to medical and non-medical services rendered to Members.

8.4.1	Records Retention

These books and records shall be maintained for a minimum of five years from the end of the Fiscal Year in which the Contract expires or is terminated, or, in the event Contractor has been duly notified that DHS, DHHS, DOJ, or the Comptroller General of the United States, or their duly authorized representative, have commenced an audit or investigation of the Contract, until such time as the matter under audit or investigation has been resolved, whichever is later.

8.4.2	Contractor Certifications

With respect to any report, invoice, record, papers, documents, books of account, or other Contract required data submitted, pursuant to the requirements of this Contract, Contractor’s Representative or his/her designee shall certify, under penalty of perjury, that the report, invoice, record, papers, documents, books of account or other Contract required data is current, accurate, complete and in full compliance with legal and contractual requirements

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to the best of the individual’s knowledge and belief, unless the requirement for such certification is expressly waived by the State in writing.

8.4.3	Records Related to Recovery for Litigation

Upon request by DHS, Contractor shall timely gather, preserve, and provide to DHS, in the form and manner specified by DHS, any information specified by DHS, subject to any lawful privileges, in Contractor’s or its subcontractors’ possession relating to threatened or pending litigation by or against DHS.

If Contractor asserts that any requested documents are covered by a privilege, Contractor shall:

a)	identify such privileged documents with sufficient particularity to reasonably identify the document while retaining the privilege; and

b)	state the privilege being claimed that supports withholding production of the document.

Such request shall include, but is not limited to, a response to a request for documents submitted by any party in any litigation by or against DHS. Contractor acknowledges that time may be of the essence in responding to such requests. Contractor shall use all reasonable efforts to immediately notify DHS of any subpoenas, document production requests, or requests for records, received by Contractor related to this Contract or Subcontracts entered into pursuant to this Contract.

.1	In addition to the payments provided for in Article 10, DHS agrees to pay Contractor for complying with Section 8.4.3. Records Related to Recovery for Litigation, above, as follows:

a)

DHS shall reimburse Contractor amounts paid by Contractor to third parties for services necessary to comply with Section 8.4.3. Any third party assisting Contractor with compliance with Section 8.4.3 shall comply with all applicable confidentiality requirements. Amounts paid by Contractor to any third party for assisting Contractor in complying with Section 8.4.3 shall not

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exceed normal and customary charges for similar services and such charges and supporting documentation shall be subject to review by DHS.

b)	If Contractor uses existing personnel and resources to comply with Section 8.4.3, DHS shall reimburse Contractor as specified below. Contractor shall maintain and provide to DHS time reports supporting the time spent by each employee as a condition of reimbursement. Reimbursement claims and supporting documentation shall be subject to review by DHS.

i)	Compensation and payroll taxes and benefits, on a prorated basis, for the employees’ time devoted directly to compiling information pursuant to Section 8.4.3.

ii)	Costs for copies of all documentation submitted to DHS pursuant to Section 8.4.3 subject to a maximum reimbursement of ten cents per copied page.

c)	Contractor shall submit to DHS all information needed by DHS to determine reimbursement to Contractor under this Section, including, but not limited to, copies of invoices from third parties and payroll records.

8.5	MANAGEMENT INFORMATION SYSTEM (MIS)

Contractor shall implement and maintain an MIS system that can process and provide all Medi-Cal eligibility, membership enrolled in Contractor’s plan, provider claims payment and status, Encounter-level health care services delivery, provider network, financial, and any other data necessary to carry out all processes and procedures needed by Contractor, to perform and administer all of the functions required under this Contract.

8.5.1	Encounter Data Submittal

Contractor shall implement policies and procedures for ensuring the complete, accurate, and timely submission of Encounter level data for all services which Contractor incurred any financial liability whether directly or through Subcontracts or other arrangements.

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Contractor shall submit Encounter-level data to DHS and to LHD on a monthly basis, no later than 90 calendar days following the end of the reporting month in which the Encounter occurred in the form and manner specified in the DHS’ most recent Managed Care Data Element Dictionary, hereby incorporated by reference. Encounter-level data shall include data elements as specified in DHS’ most recent Managed Care Data Manual Element Dictionary.

.1	MIS/Data Correspondence

Upon written notice by DHS of any problems related to the submittal of data to DHS as required under this Contract, or upon written notice by DHS of concerns regarding any other changes or clarifications made by Contractor to its MIS system, Contractor shall submit Corrective Actions with measurable benchmarks within five working days from the date of DHS’ facsimile notice to Contractor. Within 30 days of DHS’ receipt of Contractor’s Corrective Action plan, DHS shall approve the Corrective Action plan or request revisions. Within 15 days after receipt of a request for revisions to the Corrective Action plan, Contractor shall submit a revised Corrective Action plan for DHS approval.

.2	Timely, Complete and Accurate Data Submission

Contractor shall ensure that the Encounter-level data submitted to DHS are timely, complete and accurate and in compliance with the requirements of DHS’ most recent Managed Care Data Element Dictionary.

Upon written notice by DHS that Encounter data is insufficient or inaccurate, Contractor shall ensure that corrected data is submitted within 15 calendar days.

8.5.2	Claims Processing/Payment

Contractor shall ensure the accuracy and timeliness of provider claims processing and payment to Contracting Providers and non-contracting providers as required in 42 USC, Section 1396a(a)(37), and Section 1371, Article 5, Chapter 2.2, Division 2, Health and Safety Code.

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a)	Contractor shall ensure that 90% of claims for payment submitted by Contracting Providers and non-contracting providers for which no further written documentation or substantiation is required are processed and paid or denied within 30 calendar days of receipt by Contractor. Notice must be provided to providers in the case of contested claims within 30 calendar days after receipt. Failure to timely provide notification to any provider of a contested claim means that the claim is not being contested and is subject to the requirements for paying uncontested claims.

b)	Contractor shall ensure that 100% of claims for payment submitted by Contracting Providers and non-contracting providers for which no further written documentation or substantiation is required are processed and paid or denied within 45 working days after receipt.

c)	Contractor shall maintain procedures for prepayment and post-payment claims review, including review of data related to provider, Member, and Covered Services for which payment is claimed.

d)	Contractor shall maintain sufficient claims processing/tracking/payment systems capability to demonstrate compliance with applicable State and federal law, regulations and this Contract, and to determine the status of received claims and calculate provisions for incurred but not reported claims.

8.5.3	Electronic Billing Capability

Contractor shall submit to DHS within six months of the effective date of this Contract a written report of Contractor’s actual or planned capacity to accept provider claims electronically. The report shall describe Contractor’s electronic capability for accepting the following types of claims:

a)	Pharmacy;

b)	Hospital;

c)	Physician, including emergency room physician; and

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d)	Allied health providers.

The written description will include a timetable for implementation of the necessary electronic capability for each type of claim that Contractor plans to install. For each type of claim that Contractor has no plans to accept electronically, the written description will include a supporting statement, which will include a cost-benefit analysis, any infrastructure limitations, and any other circumstances that could preclude acceptance of those claims electronically. Contractor will respond to any questions from DHS within 60 days.

8.6	QUALITY IMPROVEMENT PLAN (QIP)

Contractor shall implement policies and protocols to systematically assess, monitor, evaluate, and take effective action to address any needed Quality Improvements in its operations; or in the quality of health services delivery; and in the quality and appropriateness of clinical care to Members. Contractor shall be accountable for the quality of preventive, primary, specialty, emergency, or ancillary health care services in all settings. The QIP shall include an identified process methodology and outcome measurements for QI compliance and accountability of all Contracting Providers delivering Covered Services on its behalf in all Service Locations, including accountability for QIP related functions to subcontractors.

Contractor will ensure that studies conducted pursuant to the QIP reflect the population served in terms of age groups, disease categories and special risk status. The QIP will continuously monitor care against practice guidelines or clinical standards and will use appropriate Quality Indicators as measurable variables. The Contractor will ensure that the appropriate health professionals will analyze data collected, and multi-disciplinary teams will address system problems. Contractor will undertake Corrective Actions whenever problems are identified, within the time frames determined by DHS. The Contractor will maintain a system for tracking the problems over time to ensure that actions for improvement are effective.

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8.6.1	Quality Improvement Plan Components

Contractor shall implement and maintain a written description of its QIP which shall include the following:

a)	Organizational commitment to deliver quality health care services, goals, and objectives, including accreditation of its QIP, which are evaluated and updated annually and include a time table for implementation and accomplishment;

b)	Organizational chart showing the key persons, committees and groups responsible for Quality Improvement, reporting relationships of QIP committees within Contractor’s organization, and provisions for support staff including reporting relationships;

c)	Qualifications of staff responsible for Quality Improvement studies and activities including appropriate education, experience and training;

d)	The QIP scope of review, which must include:

i)	quality of clinical care services including, but not limited to, preventive services, prenatal care, and family planning services;

ii)	quality of non-clinical services including, but not limited to, availability, accessibility, coordination and continuity of care, Grievance process, and, marketing and information standards; and

iii)	representation of the entire range of care provided by Contractor including all demographic groups, care settings (e.g. Emergency Services, inpatient, ambulatory, and home health care) and types of services (e.g. preventive, primary, specialty and ancillary).

e)	A description of specific Quality of Care studies and other activities to be undertaken over a prescribed period of time, the responsible individuals, organizational resources utilized to accomplish them, methodologies to be used, including but not limited to process measurements and health outcome and mechanisms for tracking issues over time;

f)	A description of a system for provider review of the QIP which at a minimum demonstrates physicians’ and other professionals’ involvement and provisions for

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feedback to staff and Contracting Providers regarding performance and outcomes; and

g)	A description of the annual QIP report shall include a summary of all QIP studies and other activities completed; trending of clinical and service indicators and other performance data; areas of deficiency and Corrective Actions undertaken; an evaluation of the overall effectiveness of the QIP and evidence that activities have contributed to significant improvements in care delivered to Members.

8.6.2	Accountability

Contractor shall maintain a system of accountability which includes the participation of the governing body of Contractor’s organization, the designation of a Quality Improvement Committee with oversight and performance responsibility, the supervision of activities by the Medical Director, the inclusion of Contracting Providers in the process of QIP development and performance review.

8.6.3	Governing Body

Contractor shall implement and maintain policies that specify the responsibilities of the governing body including at a minimum the following:

a)	Approves the overall QIP and the annual QIP report;

b)	Appoints an accountable entity or entities within Contractor’s organization to provide oversight of the QIP;

c)	Routinely receives written progress reports from the Quality Improvement Committee describing actions taken, progress in meeting QIP objectives, and improvements made;

d)	Formally reviews, (at least annually), a written report on the QIP which includes studies undertaken, results, subsequent actions, and aggregate data on Utilization and quality of services rendered; and assess the QIP’s continuity, effectiveness, and current acceptability; and

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e)	Directs the operational QIP to be modified on an ongoing basis, and tracks all review findings for follow-up.

8.6.4	Quality Improvement Committee

Contractor shall implement and maintain a Quality Improvement Committee designated by, and accountable to, the governing body. The role, structure, function of this committee shall be delineated. The committee shall meet at least quarterly but as frequently as necessary to demonstrate follow-up on all findings and required actions. On a scheduled basis, the activities, findings, recommendations, and actions of the committee shall be reported to the governing body in writing. Contractor shall ensure that, minutes of committee meetings are submitted to the State quarterly for review. Subcontractors, who are representative of the composition of the Contracting Provider network, shall actively participate in the Quality Improvement Committee. Contractor shall maintain a process to ensure confidentiality of QIP discussions as well as avoidance of conflict of interest on the part of the reviewer.

8.6.5	Medical Director

Contractor shall ensure that the Medical Director shall be directly involved in the implementation of Quality Improvement activities.

8.6.6	Provider Participation

Contractor shall ensure that physicians and other health care providers shall be involved as an integral part of the QIP. Contractor shall maintain and implement appropriate procedures to keep providers informed of the written QIP, its activities and outcomes. Contractor shall maintain employment agreements and provider Contracts which include a requirement securing cooperation with the QIP.

Contractor shall ensure that subcontracting hospitals and other subcontractors shall allow Contractor access to the Medical Records of its Members.

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8.6.7	Delegation of QIP Activities

Contractor is accountable for Quality Improvement even when it delegates Quality Improvement activities to its subcontractors. Contractor shall maintain a system to ensure accountability of delegated QIP activities including:

a)	Maintaining policies and procedures which describe delegated activities, QIP authority, function, and responsibility, how each subcontractor shall be informed of its scope of QIP responsibilities, and the subcontractor’s accountability for delegated activities;

b)	Establishing reporting standards to include findings and actions taken by the subcontractor as a result of the QIP activities with the reporting frequency to be at least quarterly;

c)	Maintaining written procedures and documentation of continuous monitoring and evaluation of the delegated functions, evidence that the actual Quality of Care being provided meets professionally recognized standards;

d)	Obtaining assurance and documentation that the subcontractor has the administrative capacity, task experience, and budgetary resources to fulfill its responsibilities;

e)	Approving the delegate’s QIP, including its policies and procedures which shall meet standards set forth by Contractor; and

f)	Ensuring that the actual Quality of Care being provided is being continuously monitored and evaluated.

8.6.8	Coordination With Other Management Activities

Contractor shall implement its Quality Improvement Plan to include all other management performance monitoring functions which must have identified process measurements to support attainment of identified outcomes. These include, but are not limited to, Utilization management, infection control, Credentialing, Encounter data collection, monitoring and resolution of Member and provider Grievances and complaints, Medical Record review, and

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availability and accessibility of care. Contractor’s QIP shall also maintain and demonstrate identifiable linkages and coordination activities with other management functions including, but not limited to, provider network changes, practice feedback to physicians, Member health education, and Member services.

8.6.9	Participation in LHD Sponsored QI

Contractor shall participate in an LHD sponsored Quality Improvement Committee review of quality issues, including but not limited to, Grievance trends and patterns in the Healthy San Diego GMC pilot project.

8.6.10	Quality Performance Measures Reporting Studies

Contractor will report audited results for a minimum of seven (7) Health Plan Employer Data Information Set (HEDIS) measures each calendar year. These measures will be selected by DHS after taking into consideration the recommendations of the Quality Improvement (QI) workgroup. These measures will be reported in accordance with the National Committee Quality Assurance (NCQA) specifications and timelines unless other timelines are specified by DHS. The results of the HEDIS measures will be audited by a NCQA Licensed HEDIS Compliance Organization. Contractor has the option of utilizing a NCQA Licensed HEDIS Compliance Organization, designated by DHS, at no cost to the Contractor or may use another NCQA Licensed HEDIS Compliance Organization of its choice, at its own cost. Contractor must notify DHS in writing of its intent to utilize the NCQA Licensed HEDIS Compliance Organization designated by DHS, or submit the name of the NCQA Licensed HEDIS Compliance Organization it will use to DHS in a time frame specified by DHS.

If the Contractor uses a non-DHS designated NCQA Licensed HEDIS Compliance Organization, the Contractor must ensure that the organization submits a copy of the HEDIS Compliance Audit to DHS in accordance with the NCQA timelines unless other timelines are specified by DHS.

The minimum performance levels of HEDIS measures are determined by DHS after taking into consideration the recommendations of the QI workgroup. The Contractor will achieve

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or exceed DHS established minimum performance levels for each HEDIS measure. If the Contractor fails to achieve the minimum performance level for any of the measures or receives a Not-Report for any of the measures, the Contractor will be required to develop and implement Corrective Actions. Contractor will submit the Corrective Actions to DHS in accordance with the timelines specified by DHS. The Corrective Actions must achieve or exceed DHS established minimum performance levels in accordance with timelines approved by DHS.

8.6.11	Collaborative Initiative

Contractor will undertake a joint Quality Improvement Collaborative Initiative addressing a common topic among all DHS Medi-Cal Managed Care Contractors. The initiative will consist of a standardized methodology that is to be used by all participating Medi-Cal Managed Care Contractors. The Collaborative Initiative will be completed and reported to DHS in accordance with a timeline specified by DHS after taking into consideration recommendations from the QI workgroup.

8.6.12	Internal Quality Improvement Projects (IQIPs)

Contractor will initiate four (4) IQIPs, (two clinical and two non-clinical) and complete at least three phases of the IQIPs unless DHS approves the completion of fewer phases during the term of the Contract. Should this Contract be renewed, it is the intent of the parties that the IQIPs will be completed in the term of the renewed contract. Contractor must secure written approval from DHS prior to initiating and terminating any IQIP.

The clinical topics will pertain to the care of, as well as, the primary, secondary, and/or tertiary prevention of both acute and chronic conditions. The non-clinical topics will pertain to quality of health services delivery (e.g. availability and accessibility, cultural competency, interpersonal aspects of care, quality of provider/patient Encounter, appeals, Grievances and other complaints, or focus on Consumer Assessment of Health Plans Study Version 2.0H (CAHPS) results when available. DHS reserves the right to require the Contractor to focus on a specific subject (clinical or non-clinical) for an IQIP.

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8.6.13	Standards and Guidelines

For IQIPs in the health services delivery areas, Contractor will use the Standards and Guidelines set forth in Article 5, Section 5.7

8.6.14	Reporting Timelines

.1	HEDIS Measures

Contractor will report certified audited HEDIS measures to DHS on an annual basis following timelines specified by DHS.

.2	Collaborative Initiative

Contractor will report results of the Collaborative Initiative to DHS following the timelines specified by DHS.

.3	Internal Quality Improvement Projects

For each of the four Internal Quality Improvement Projects, Contractor will provide reports for DHS or a delegate’s evaluation, upon completion of each phase of an IQIP or an annual progress report if the phase is not completed within 12 months, whichever is appropriate. If an IQIP is completed during the term of the Contract, Contractor will submit a final report to DHS.

8.6.15	QIP Contract Requirements When Termination of Contract Occurs

a)	If this Contract is terminated prior to the completion of a Contract year the following requirements shall apply:

Subsection 8.6.10 Collaborative Initiative — Contractor must submit a final status report that covers the time period from the last report to the point of termination of the Contract.

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Subsection 8.6.11 Internal Quality Improvement Projects — Contractor must submit a final status report that covers the time period from the last report to the point of termination of the Contract.

b)	If this Contract is terminated at the completion of a full Contract year but prior to the expiration of the Contract, the following requirements shall apply:

Subsection 8.6.9 Quality Performance Measure Reporting — Contractor must report the HEDIS measures in accordance with the specifications and timelines as determined by DHS.

Subsection 8.6.10 Collaborative Initiative — Contractor must submit a final status report that covers the time period from the last report to the point of Contract termination.

Subsection 8.6.11 Internal Quality Improvement Projects — Contractor must submit a final status report that covers the time period from the last report to the point of Contract termination.

8.6.16	Contract Extension

If this Contract is extended, the Contractor shall comply with all the reporting requirements specified in this Contract.

8.6.17	Contract Provisions Not Specifically Governed by Regulations

The requirements of Subsection 8.6.9 through 8.6.15 are all Contract provisions which are not specifically governed by Chapter 4.0 (commencing with Section 53000) of Division 3 of Title 22, CCR. Therefore, consistent with Article 4, Section 4.5, sanctions for violations of these provisions shall be governed by Title 22, CCR, Section 53350(b)(5).

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8.7	CREDENTIALING AND RECREDENTIALING

Contractor shall ensure the qualifications of all network practitioners, approve new providers and sites, and terminate or suspend individual providers. Contractor shall develop, and maintain written policies and procedures which include initial Credentialing, recredentialing, recertification, and reappointment of providers. Contractor shall ensure that policies and procedures are reviewed and approved by the governing body, or its designee. Contractor shall ensure that the responsibility for recommendations regarding Credentialing decisions shall rest with a Credentialing committee or other peer review body.

8.7.1	Credentialing

Contractor shall ensure that the initial Credentialing process obtains and verifies the following information:

a)	A current valid license, registration or certificate to practice, a valid Drug Enforcement Agency registration number as applicable;

b)	Graduation from a medical school, completion of a residency, board certification, if any, or other professional education as required;

c)	Clinical privileges in good standing at the hospital designated by the practitioner as the primary admitting Facility (this requirement may be waived for practices which do not have or do not need access to hospitals), includes review of past history of curtailment or suspension of medical staff privileges;

d)	Work history;

e)	Professional liability claims history;

f)	Requested information from: National Practitioner Data Bank and the Medical Board of California (MBC);

g)	Any sanctions imposed by Medi-Cal or Medicare; and

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h)	A signed statement by the practitioner at time of application regarding any physical, mental health, chemical dependency/substance abuse problems, loss of license and/or felony convictions, loss or limitation of privileges or disciplinary actions.

8.7.2	Recredentialing

Contractor shall maintain and implement policies and procedures delineating the process for periodic reverification of clinical credentials which shall occur at least every two years. Contractor shall ensure that the process includes a review of all areas reviewed for Credentialing, excluding previously researched past history, a performance review which includes data from Member complaints, results of quality reviews, Utilization management, Member satisfaction surveys. A site visit to Primary Care providers’ Service Sites shall also be included in the recredentialing process.

8.7.3	Delegated Credentialing

Contractor may delegate Credentialing and recredentialing activities but shall monitor the completion and effectiveness of the delegated process. If Contractor delegates Credentialing and recredentialing activities, Contractor shall implement and maintain policies and procedures which delineate the delegated activities and responsibility for these activities.

8.7.4	Disciplinary Actions

Contractor shall implement and maintain a system for the reporting of serious quality deficiencies which result in suspension or termination of a practitioner to the appropriate authorities. Contractor shall implement and maintain policies and procedures for disciplinary actions including, reducing, suspending, or terminating a practitioner’s privileges. Contractor shall implement and maintain a provider appeal process. Contractor shall ensure that any providers impacted by adverse determinations are provided due process through Contractor’s provider appeal process.

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8.8	FACILITY REVIEW

Contractor shall conduct Facility reviews on all Primary Care provider Service Sites as part of the Credentialing procedures using the May 24, 2000 DHS approved document entitled “Healthy San Diego Facility Evaluation Policy and Procedure Resource Manual”, as may be amended or superceded, which is hereby incorporated by reference.

8.8.1	After Operations Begin

Contractor, shall complete Facility reviews on all (100 percent) Primary Care sites within six months after plan operation and shall conduct ongoing Facility reviews as part of the recredentialing process.

8.8.2	State Inspections

Contractor shall provide any necessary assistance to the State in its conduct of Facility inspections and medical reviews of the Quality of Care being provided to Members. Contractor shall ensure correction of deficiencies as identified by those inspections and reviews according to the time frames delineated in the resulting reports.

8.8.3	Corrective Actions

Contractor shall take Corrective Actions if a Contractor review or State inspection finds a Primary Care Service Site to be in substantial non-compliance with requirements May 24, 2000 DHS approved document entitled “Healthy San Diego Facility Evaluation Policy and Procedure Resource Manual”, as may be amended or superceded. Contractor shall ensure that Primary Care Service Sites with major or repeated uncorrected deficiencies are not allowed to provide services to Members unless the State and Contractor agree to a plan of Corrective Action to be implemented by the Service Site, and such plan is being implemented to the satisfaction of the State.

8.8.4	Continuing Oversight

Contractor shall remain responsible for the oversight and monitoring of delegated Facility review activities.

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8.9	MEDICAL RECORDS

Contractor shall ensure that an appropriate Medical Record for each Member is available to health providers consistent with Title 10, CCR, Section 1300.67.1 (c), 1300.80(b)(4), and Title 22, CCR, Section 53915.5(a)(4), by ensuring that each Service Location maintains and implements:

a)	Procedures for storage and filing of Medical Records including: collection, processing, maintenance, storage, retrieval identification, and distribution;

b)	A written policy to ensure that Medical Records are protected and confidential;

c)	Written procedures for release of information and obtaining consent for treatment;

d)	Policies and procedures to ensure maintenance of Medical Records in a legible, current, detailed, organized and comprehensive manner (records may be electronic or hard copy); and

e)	A designated individual at each Service Site responsible for services and maintaining Medical Records.

8.9.1	Member Medical Record

Contractor shall ensure that a complete Medical Record is maintained for each Member and the record reflects all aspects of patient care, including ancillary services, and at a minimum includes:

a)	Member identification on each page; personal/biographical data in the record;

b)	All entries dated and author identified; the entries will include at a minimum, the subjective complaints, the objective findings, and the plan for diagnosis and treatment;

c)	A problem list, a complete record of immunizations and health maintenance or preventive services rendered;

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d)	Allergies and adverse reactions prominently noted in the record;

e)	All informed consent documentation, including the human sterilization consent procedures required by Title 22, CCR, Sections 51305.1 through 51305.6, if applicable;

f)	All emergency care provided (directly by the Contracting Provider or through an emergency department) and the hospital discharge summaries for all hospital admissions while the patient is enrolled;

g)	All consultations, referrals, and specialists’ reports, and all pathology and laboratory reports. Any abnormal results will have an explicit notation in the record;

h)	Documentation for Medical Records of adults regarding whether the individual has been informed and has executed an advanced directive such as a Durable Power of Attorney for Health Care;

i)	Request for/or refusal of language/interpretation services; and

j)	Health education behavioral assessment and referrals to health education services for patients 12 years of age or older, must include a notation concerning use of cigarettes, alcohol, and substance abuse, health education or counseling and anticipatory guidance.

8.9.2	Medical Records Review

Contractor shall implement and maintain a system to review records for compliance with Medical Records policies and procedures implemented by Contractor, and institute corrective action when necessary. Contractor shall ensure that Medical Records are reviewed for:

a)	Uniformity of forms;

b)	Legibility (the record is legible to a person other than the writer);

c)	Completeness;

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d)	Quality and appropriateness of services provided;

e)	Immunizations; and

f)	Preventive health screening.

8.10	UTILIZATION MANAGEMENT (UM) PROGRAM

Contractor shall implement and maintain a Utilization Management (UM) program which includes list of services that require Prior Authorization, persons responsible for UM and their qualifications, procedures to evaluate medical necessity, criteria used for approval, referral and denial of services, information sources, and the process used to review and approve the provision of medical services.

8.10.1	Under-Utilization and Over-Utilization

Contractor shall ensure that the UM program has mechanisms to detect both under and over-utilization of services.

8.10.2	Prior Authorization/Review Procedures

Contractor shall ensure that its Prior Authorization and concurrent review procedures shall meet the following minimum requirements:

a)	Review decisions are supervised by qualified medical professionals and all denials shall be reviewed by a qualified physician;

b)	There is a set of written criteria or guidelines for Utilization Review that is based on sound medical evidence, is updated regularly, and is consistently applied;

c)	Reasons for decisions are clearly documented;

d)	There is a well-publicized appeals procedure for both providers and Members; and

e)	Decisions and appeals are made in a timely manner.

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8.10.3 Exceptions	to Prior Authorization Requirement

Contractor shall ensure that Prior Authorization requirements are not applied to Emergency Services or family planning services for network or out-of-plan providers. In addition, Prior Authorization shall not be required to access Sensitive Services and basic prenatal care through network providers.

8.10.4 Delegating	UM Activities

Contractor shall ensure that delegated UM activities to subcontractors are approved and regularly evaluated. Contractor shall ensure that this process is documented.

8.11	INFECTION CONTROL PLAN

Contractor shall implement and maintain policies and procedures for surveillance, prevention and control of infection transmission in patients and personnel which shall be reviewed every two years and include the following components:

a)	Identification of person responsible for oversight and maintenance of the infection control plan;

b)	Monitoring activities;

c)	Application of universal precaution procedures;

d)	The availability of adequate infection control devices and supplies in the patient areas;

e)	Infectious or biohazardous waste disposal procedures complying with applicable State and federal regulations;

f)	Isolation precautions and procedures;

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g)	Cleaning and sterilization methods, agents, and schedules, including maintenance of autoclave, spore testing, storage of sterile packs, etc.;

h)	Training and continuing education of all personnel; and

i)	Review of patient infections that present the potential for prevention or intervention to reduce the risk of future occurrence.

j)	Procedures for reporting infectious diseases to public health authorities are required by State law.

8.11.1 Contractor	shall ensure that its infection control plan policies are communicated to subcontractors and shall monitor subcontractors for compliance.

8.12	MEMBER SERVICES

Contractor shall maintain the capability to provide Member services to Members through sufficient assigned, trained staff consistent with Contractor’s policies, and procedures regarding Member’s rights and responsibilities and Member’s scope of benefits.

8.12.1 Evidence	of Coverage

Contractor shall provide to all Members the Evidence of Coverage and Disclosure Form materials which constitute a fair disclosure of the provisions of the Covered Services.

8.12.2 Membership	Identification Card

Within seven calendar days of Enrollment Contractor shall provide an identification card to each Member which identifies the Member as a plan Member and authorizes the provision of Covered Services to the Member. The card will specify that Emergency Services rendered to the Member by non-contracting providers are reimbursable by Contractor without Prior Authorization.

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8.12.3	Membership Services Guide

Contractor shall develop and distribute a Membership Services Guide to each Member no later than seven calendar days following Enrollment, which includes the following information:

a)	The name, address and telephone number of the Contractor;

b)	A description of the full scope of Medi-Cal Covered Services including health education, interpretive services, and “carve out” services, and an explanation of any service limitations and exclusions from coverage, charges for services, when applicable, and copayments for services, if authorized by DHS;

c)	Procedures for obtaining Covered Services including the address and telephone number of each Service Site (hospitals, Primary Care Physicians, optometrists, pharmacies, skilled nursing facilities, Urgent Care facilities);

d)	In the case of a medical foundation or independent practice association, the address and telephone number of each physician provider;

e)	The hours and days when each of these Facilities is open, the services and benefits available, and the telephone number to call after normal business hours;

f)	Procedures for selecting or requesting a change in PCPs, including requirements for a change in PCPs; reasons for which a request may be denied; and reasons why a provider may request a change;

g)	The purpose and value of scheduling an initial health assessment appointment;

h)	The appropriate use of health care services in a managed care system;

i)	The availability and procedures for obtaining after hours services (24-hour basis) and care, including the appropriate provider locations and telephone numbers;

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j)	Procedure for obtaining emergency health care both within and outside Contractor’s Service Area;

k)	Process for referral to specialists;

l)	Procedures for obtaining any Non-Medical Transportation Services offered by Contractor and through local EPSDT and CHDP programs, and how to obtain such services;

m)	The causes for which a Member will lose entitlement to receive Covered Services under this Contract;

n)	Procedures for filing a complaint/Grievance, including procedures for appealing decisions regarding Member’s coverage, benefits, or relationship to the organization, (include the title, address, and telephone number of the person responsible for processing and resolving complaints/Grievances);

o)	Procedures for disenrollment, including an explanation of the Member’s right to disenroll without cause at any time, subject to any restricted disenrollment period;

p)	Information concerning the Member’s right to the Medi-Cal fair hearing process regardless of whether or not a complaint/Grievance has been submitted or if the complaint/Grievance has been resolved, when a health care service requested by the Member or provider has not been provided. (The State Department of Social Services’ Public Inquiry and Response Unit toll free telephone number (1-800-952-5253);

q)	Information concerning the availability of, and procedures for obtaining, FQHCs and Indian Health Clinic services, and certified nurse midwife and certified nurse practitioner services, pursuant to Section 7.7.11;

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r)	Information concerning the Member’s right to seek family planning services from any qualified provider of family planning services under the Medi-Cal program, including providers outside Contractor’s provider network, and a description of those services, such as the following statement:

“Family planning services are provided to Members of child bearing age to enable them to determine the number and spacing of children. These services include all methods of birth control approved by the Federal Food and Drug Administration. As a Member you pick a doctor who is located near you and will give you the services you need. Our PCPs and OB/GYN specialists are available for family planning services. For family planning services, you may also pick a doctor or clinic not connected with [Plan Name (Contractor)] without having to get permission from [Plan Name (Contractor)]. [Plan Name (Contractor)] will pay that doctor or clinic for the family planning services you get”;

s)	DHS’s Office of Family Planning’s toll free telephone number (1-800-942-1054) providing consultation and referral to family planning clinics;

t)	Any other information determined by DHS to be essential for the proper receipt of Covered Services;

u)	Information on how to access State resources for investigation and resolution of Member complaints including the DHS Medi-Cal Managed Care Ombudsman’s toll free telephone number (1-888-452-8609), and the DMHC HMO Consumer Service toll free telephone number (1-800-400-0815);

v)	When such information is furnished to Contractor by DHS, information on the availability of transitional Medi-Cal eligibility and how the Member may apply for this program. Welfare and Institutions Code Section 14005.84(b);

w)	Information concerning the provision and availability of services covered under the CCS Program from providers outside Contractor’s provider network and how to access these services;

x)	An explanation of the expedited disenrollment process for children receiving services under the Foster Care or Adoption Assistance Programs; Members with special health care needs, including, but not limited to. Major organ transplants, for which disenrollment is required under this Contract; and Members already enrolled in another Medi-Cal, Medicare or commercial managed care plan and inadvertently enrolled in Contractor’s plan, for which disenrollment is required under this Contract;

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y)	Information on how to obtain Minor Consent Services through Contractor’s plan, and an explanation of those services;

z)	An explanation on how to use the Fee-For-Services system when Medi-Cal Covered Services are excluded or limited under this Contract; and

aa)	An explanation of an American Indian Member’s right not to be restricted in their access to Indian Health Services facilities by Contractor and their right to disenroll from Contractor’s plan at any time, without cause.

bb)	A notice regarding the positive benefits of organ donations and how a Member can become an organ or tissue donor. Pursuant to California Health and Safety Code, Section 7158.2, this notice must be provided upon Enrollment and annually thereafter, in the evidence of coverage, Contractor’s newsletter or any other direct communications with Members.

cc)	A statement as to whether the Contractor uses provider financial bonuses or other incentives with its Contracting Providers of health care services and that the Member may request additional information about these bonuses or incentives from the Contractor, the Member’s provider or the provider’s medical group, or Independent Practice Association pursuant to California Health and Safety Code, Section 1367.10

dd)	A notice as to whether the Contractor uses a drug formulary. Pursuant to California Health and Safety Code, Section 1363.01 the notice shall 1) be in language that is easily understood and in a format that is easy to understand; 2) include an explanation of what a formulary is, how the plan decides which presciption drugs are included in or excluded from the formulary, and how often the formulary is updated; 3) indicate that the Member can request information regarding whether a specific drug is on the formulary and the telephone number for requesting this information; and 4) indicate that the presence of a drug on the Contractor’s formulary does not guarantee that a member will be prescribed that drug by his or her prescribing provider for a particular medical condition.

ee)	Subsections bb) through dd) above shall be included in the Contractor’s Membership Services Guide upon the next reprinting of the Contractor’s Membership Services Guide.

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8.12.4	Enrollment Information

Contractor shall provide to the Member or Member’s family unit either in the form of a cover letter or insert in the Membership Services Guide each Member’s effective date of Enrollment and term of Enrollment and the name, telephone number, and Service Site address of the PCP chosen by or assigned to the Member.

8.12.5	Changes in Availability or Location of Covered Services

Contractor shall ensure Members are notified in writing of any changes in the availability or location of covered services at least 30 calendar days prior to the effective date of such changes, or within 14 calendar days prior to the change in cases of unforeseeable circumstances. The notification must be approved by DHS prior to the release.

8.12.6	Member Complaint/Grievance System

Contractor shall implement and maintain a Member complaint/Grievance system in accordance with Title 10, CCR, Section 1300.68, except Subsection 1300.68(g), and Title 22, CCR, Sections 53914 to address health delivery, medical and administrative issues, including an expedited review of emergency care complaint/Grievances as required by the Health and Safety Code Section 1368.01.

.1	Contractor shall acknowledge receipt of a complaint within five calendar days. The written acknowledgment will also notify the complainant of a person at the plan who may be contacted regarding the complaint. Contractor shall resolve the complaint within 30 calendar days or document reasonable efforts to resolve the complaint within 30 calendar days.

a)	Expedited review of emergency care complaints shall result in resolution of the complaints/Grievances within 2 - 5 calendar days of receipt.

.2	Contractor shall systematically aggregate and analyze the Grievance data for use in Quality Improvement.

a)	On a quarterly basis, 45 calendar days after the end of each quarter under this Contract Contractor shall submit a report of aggregated Grievance data to DHS and LHD.

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8.12.7	Denial, Deferral, or Modification of Prior Authorization Requests

Contractor shall notify Members in writing of denial, deferral, or modification of requests for Prior Authorization, in accordance with the requirements and time frames of Title 22, CCR, Sections 51014.1, 51014.2, and 53261.

Contractor shall provide for a written notification to the Member and the Member’s representative on a standardized form approved by the State, informing the Member of all the following:

a)	The Member’s right to, and method of obtaining, a fair hearing to contest the denial, deferral or modification action;

b)	The Member’s right to represent himself/herself at the fair hearing or to be represented by legal counsel, friend or other spokesperson; and

c)	The name and address of Contractor and the State toll-free telephone number for obtaining information on legal service organizations for representation.

The notice to the Member may inform the Member that the Member may file a complaint/Grievance concerning Contractor’s action using Contractor’s complaint/Grievance process prior to or concurrent with the initiation of the fair hearing process.

8.13	CULTURAL AND LINGUISTIC SERVICES

8.13.1	Linguistic Services

Contractor shall provide linguistic services to a population group of mandatory Medi-Cal Eligible Beneficiaries residing in the proposed Service Area who indicate their primary language as other than English and who meet a numeric threshold of 3,000, or a population group of mandatory Medi-Cal Eligible Beneficiaries residing in the proposed Service Area who indicate their primary language as other than English and who meet the concentration standards of 1,000 in a single ZIP code or 1,500 in two contiguous ZIP codes.

Contractor shall provide the following services to those Member groups at these key points of contact.

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Key Points of Contact:

a)	Medical: advice and Urgent Care telephone, face-to-face Encounters with providers; and

b)	Non-medical: membership services, orientations, and appointments.

Types of Services:

a)	Interpreters;

b)	Translated signage;

c)	Translated written materials, including the Member Services Guide, enrollee information, welcome packets, and marketing information; and

d)	Referrals to culturally and linguistically appropriate community services programs.

.1	Provide 24-hour access to interpreter services for all Members at all Service Sites within Contractor’s network either through telephone language services or interpreters.

8.13.2	Standards and Performance Requirements

Contractor shall develop and implement standards and performance requirements for the provision of linguistic services, and shall monitor the performance of the individuals who provide linguistic services. These standards shall include but are not limited to:

.1	A system for coordinating interpreters and implementation of standards for appointment scheduling to ensure continuity in the assignment of interpreters to Members when follow-up care is required.

.2	Assessment, identification and reporting the linguistic capability of interpreters or bilingual employed and contracted clinical and non-clinical staff.

8.13.3	Community Advisory Committee (CAC)

Contractor shall implement and maintain community linkages through the formation of a CAC with demonstrated participation of consumers, community advocates, Traditional

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Providers and Safety-net Providers. Contractor shall ensure that the committee responsibilities include advisement on educational and operational issues affecting groups who speak a primary’ language other than English and cultural competency of Contracting Providers.

8.14	PROVIDER SERVICES

8.14.1	Provider Grievance System

Contractor shall implement and maintain procedures to monitor the providers’ Grievance system which includes:

a)	Procedure to ensure timely resolution and feedback to Contracting Providers and non-contracting providers. Contractor shall acknowledge receipt of the complaint within five calendar days and resolve the complaint within 30 calendar days or document reasonable efforts to resolve the complaint;

b)	Procedure for systematic aggregation and analysis of the Grievance data and use for Quality Improvement; and

c)	Procedure to ensure that the Grievance submitted is reported to an appropriate level, i.e., payment or administrative issues versus medical or health care delivery issues.

8.14.2	Provider Training

Contractor shall ensure that ail Contracting Providers receive training regarding the Medi-Cal Managed Care program in order to operate in full compliance with the Contract and all applicable federal and State regulations. Contractor shall ensure that provider training relates to Medi-Cal Managed Care services, policies, procedures and any modifications to existing services, policies or procedures. Contractor shall conduct training for all providers within 10 calendar days after Contractor places a newly Contracting Provider on active status. Contractor shall ensure that ongoing training is conducted when deemed necessary by either Contractor or the State.

8.14.3	Users Manual and Bulletins

Contractor shall issue a Users Manual and Bulletins (updates) to the providers of Medi-Cal services. The manual and bulletins shall serve as a source of information to health care

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providers regarding Medi-Cal services, policies and procedures, statutes, regulations, telephone access and special requirements.

8.15	REPORTING FRAUD AND ABUSE

Contractor shall report all cases of alleged fraud and/or abuse, as defined in 42 Code of Federal Regulations, Section 455.2, by subcontractors. Members, providers, or employees within 10 business days of the date when Contractor is on notice of the activity. Contractor shall establish and submit to DHS for approval, written policies and procedures for identifying, investigating and taking appropriate Corrective Action against fraud and/or abuse in the provision of health care services under the Medi-Cal program. The policies and procedures will include, at a minimum, notification of DHS and consultation with DHS prior to conducting any investigations; and reporting investigations results within 10 business days of conclusion of any fraud and/or abuse investigation.

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ARTICLE 9.0 - SUBCONTRACTS

9.1	KNOX-KEENE REGULATIONS

The Contractor may elect to enter into Subcontracts with other entities in order to fulfill the obligations of the Contract. In doing so, the Contractor shall meet the subcontracting requirements stated in Title 22, CCR, Section 53250, as well as those specified in this Contract.

All Subcontracts shall be in writing, and shall be entered into in accordance with the requirements of the Knox-Keene Health Care Services Plan Act of 1975 Health and Safety Code, Section 1340 et seq.; Title 10, CCR, Section 1300 et seq.; W&I Code, Section 14200 et seq.; Title 22, CCR, Section 53250; Title 22, CCR, Section 53900 et seq.; and applicable federal and State laws and regulations, as well as the requirements of this Contract.

9.2	SUBCONTRACT REQUIREMENTS

Each Subcontract shall contain:

a)	The subcontractor’s agreement to make all of its books and records, pertaining to the goods and services furnished under the terms of the Subcontract, available for inspection, examination and copying:

i)	by entities specified in Section 3.11,

ii)	at all reasonable times at the subcontractor’s place of business or at such other mutually agreeable location in California,

iii)	in a form maintained in accordance with the general standards applicable to such book or record keeping,

iv)	for a term of at least five years from the close of the State’s Fiscal Year in which the Subcontract expired or was terminated, and

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v)	including all Encounter data for a period of at least five years from the date of expiration or termination of Subcontracts.

b)	Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor from the Contractor.

c)	Subcontractor’s agreement to maintain and make available to the State, upon request, copies of all sub-subcontracts and to ensure that all sub-subcontracts are in writing and require that the Sub-subcontractor:

i)	make all applicable books and records available at all reasonable times for inspection, examination, or copying by the entities specified in Section 3.11, and

ii)	retain such books and records for a term of at least five years from the close of the State’s Fiscal Year in which the sub-subcontract expired or was terminated.

d)	Subcontractor’s agreement to assist the Contractor in the transfer of care pursuant to Article 4, Subsection 4.2.1 in the event of Contract termination.

e)	Subcontractor’s agreement to notify the State in the event the agreement with the Contractor is amended or terminated. Notice is considered given when properly addressed to the Contracting Officer and deposited in the United States Postal Service as first-class registered mail, postage attached.

f)	Subcontractor’s agreement that assignment or delegation of the Subcontract shall be void unless prior written approval is obtained from the State.

g)	Subcontractor’s agreement to hold harmless both the State and plan Members in the event the Contractor cannot or will not pay for services performed by the subcontractor pursuant to the Subcontract.

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9.3	SUBCONTRACT NON-FEDERALLY QUALIFIED HMOs - DHS APPROVAL

Except as provided in Subsection 9.4, a provider or management Subcontract entered into by a Contractor which is not a federally qualified HMO shall become effective upon approval by DHS in writing, or by operation of law where DHS has acknowledged receipt of the proposed Subcontract, and has failed to approve or disapprove the proposed Subcontract within 60 calendar days of receipt.

Subcontract amendments shall be submitted to DHS for prior written approval at least 30 calendar days before the effective date of any proposed changes governing compensation, services, or term. Proposed changes which are neither approved or disapproved by DHS, shall become effective by operation of law 30 calendar days after DHS has acknowledged receipt or upon the date specified in the Subcontract amendment, whichever is later.

9.4	SUBCONTRACT FEDERALLY QUALIFIED HMOs - STATE APPROVAL

Except as provided in Subsection 9.5.1, Subcontracts entered into by a plan which is a federally qualified HMO shall be exempt from prior approval by DHS and submitted to DHS upon request.

9.5	SUBCONTRACT COMPENSATION

The Contractor shall not enter into any Subcontract if the compensation or other consideration which the subcontractor shall receive under the terms of the Subcontract is determined by a percentage of the Contractor’s payment from the State. This Subsection shall not be construed to prohibit Subcontracts in which compensation or other consideration is determined on a capitation basis.

9.5.1	FQHCs and Rural Health Clinic - Compensation

Contractor shall submit to DHS, within 30 days of a request and in the form and manner specified by DHS, for each of Contractor’s FQHC and RHC Subcontracts the services to be provided and the reimbursement level and amount. Further, Contractor shall certify to DHS that pursuant to Welfare and Institutions Code Section 14087.325(b) and (d), as amended by

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Chapter 894/Statutes of 1998, that FQHC and RHC Subcontract terms and conditions are the same as offered to other Subcontractors providing a similar scope of service and that reimbursement is not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. Contractor shall be required to pay its FQHC and RHC Subcontractors reimbursement that is not less than the level and amount of payment that Contractor makes for the same scope of services furnished by a provider that is not a FQHC or RHC. DHS reserves the right to review and audit Contractor’s FQHC and RHC reimbursement at its discretion to ensure compliance with State and federal law and shall approve all FQHC and RHC Subcontracts consistent with the provisions of Welfare and Institutions Code Section 14087.325(h).

In Subcontracts where a negotiated reimbursement rate is agreed to as total payment, a provision that such rate constitutes total payment shall be included in the Subcontract.

9.6	PAYMENTS TO SUBCONTRACTORS

The Contractor shall pay all subcontractors for provision of Covered Service in accordance with 42 USC, Section 1396a(a)(37) and Article 8, Subsection 8.5.2 unless the subcontractor and Contractor have agreed to an alternate payment schedule.

9.7	PUBLIC RECORDS

Subcontracts entered into by the Contractor and all information received in accordance with this Subsection shall be public records on file with the State, except as specifically exempted in statute. The names of the officers and owners of the subcontractor, stockholders owning more than 10 percent of the stock issued by the subcontractor and major creditors holding more than five percent of the debt of the subcontractor shall be attached to the Subcontract at the time the Subcontract is presented to the State.

9.8	DISCLOSURES

Each Subcontract shall contain at least the elements required by Subsection 9.2, and the following:

a)	Specification of the services to be provided;

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b)	Specification that the Subcontract shall be governed by and construed in accordance with all laws, regulations, and contractual obligations of the Contractor;

c)	Specification that the Subcontract or Subcontract amendments shall be consistent with Section 9.3 or Subsection 9.5.1;

d)	Specification of the term of the Subcontract including the beginning and ending dates as well as methods of extension, re-negotiation and termination; and

e)	Subcontractor’s agreement to submit reports as required by the Contractor.

9.9	LINGUISTIC SERVICE PROVISIONS

The Contractor shall document in Subcontracts with Traditional and Safety-net Providers the linguistic services to be provided and the individuals who will provide the linguistic services to Eligible Beneficiaries within the proposed Service Area.

9.10	PHYSICIAN INCENTIVE PLAN REQUIREMENTS

The Contractor may implement and maintain a Physician Incentive Plan only if:

a)	No specific payment is made directly or indirectly under the incentive plan to a physician or physician group as an inducement to reduce or limit Medically Necessary Covered Services provided to a Member, and

b)	The stop-loss protection (reinsurance), beneficiary survey, and disclosure requirements of 42 CFR, Section 417.479 are met by the Contractor.

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ARTICLE 10.0 PAYMENT PROVISIONS

10.1	CONTRACTOR RISK IN PROVIDING SERVICES

Contractor shall assume the total risk of operating a health care delivery system on the basis of a periodic capitation payment for each Member, except as otherwise allowed in the Contract. Any money not expended by Contractor after having fulfilled all obligations under this Contract shall be retained or spent by Contractor at its discretion.

10.2	AMOUNTS PAYABLE

Any requirement of performance by the State and Contractor for the period of the Contract will be dependent upon the availability of future appropriations by the Legislature for the purpose of this Contract. The maximum amount payable under this Contract in the 2000-2001 FY ending June 30,2001 will not exceed $            . If funds become available for purposes of this Contract from future appropriations by the Legislature, and the maximum amount payable under this Contract in the 2001-2002 FY ending June 30, 2002 will not exceed $             and the maximum amount payable under this Contract in 2002-2003 FY ending June 30, 2003 will not exceed $            . The maximum amount payable under this Contract shall not exceed $

10.3	CAPITATION RATES

The State shall remit to Contractor a post-paid capitation payment for each Member, for each month following the month in which that Member appears on the approved list of Eligible Beneficiaries supplied to Contractor by the State. The payment period for health care services shall commence on the first day of operations, as determined by the State. Capitation payments shall be made in accordance with the following schedule of capitation payment rates for the Operations Period.

Article 10 - Payment Provisions

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Sharp Health Plan	00-91035

Aid Group	Aid Codes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 5X, 7X, 4F, 4G	$
Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6G, 6N, 6P, 6R	$
Aged	10, 14, 16, 18	$
Child	03, 04, 4C, 4K, 5K, 45, 82, 4A	$
Adult	86	$
Percent of Poverty	47, 72, 7A, 8P, 8R	$

10.3.1	Derivative Aid Code

If DHS activates an aid code which is a Derivative Aid Code of an existing aid code included in the Contract, Contractor agrees to enroll Eligible Beneficiaries with the Derivative Aid Codes as Members and to provide Covered Services at the rate specified for the original aid code from which the Derivative Aid Code originated.

10.4	CAPITATION RATES CONSTITUTE PAYMENT IN FULL

The capitation payment constitutes payment in full subject to any stop loss reinsurance by the State on behalf of a Member for all Covered Services required by the Member and for all Administrative Costs incurred by Contractor in providing or arranging for those services. It does not include payment for the recoupment of current or previous losses incurred by Contractor.

The capitation rates contained in this Contract result from negotiations and agreement between the Contractor and CMAC. CMAC negotiates rates from a Fee-For-Service equivalent upper payment limit determined by actuaries employed by the Department of Health Services.

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The rate development process for this Contract consists of two separate calculations. First, a Fee-For-Service equivalent is determined for the entire group of Medi-Cal eligibles. Second, an experienced based methodology is employed to calculate rates for each Contract plan by beneficiary aid code using historical Medi-Cal managed care data. Both Fee-For-Service equivalent and experienced based methodologies use factors which directly influence the cost of providing health care to Medi-Cal beneficiaries. These factors are age, sex, geographic area with price indices, Medi-Cal aid code and eligibility for Medicare. The rate methodologies also employ adjustments for changes likely to occur during the term of the Contract. These adjustments include fee, benefit, or policy changes to reflect changes to the Medi-Cal program that are mandated each year by the State Legislature and the use of a tend factor to project costs to the term of the Contract.

10.5	NEGOTIATION OF RATES

CMAC and Contractor may annually review and renegotiate the capitation rates to determine whether such rates shall be increased, decreased, or remain the same for the following year. If it is determined by CMAC and Contractor that the capitation rates shall be increased or decreased, such increase or decrease may be effectuated through an amendment to this Contract in accordance with the provisions of Article 3, Section 3.7, subject to Subsection 10.5.1 and 10.5.2.

10.5.1	Effective Date of Rate Change

Any amendment resulting from the renegotiations of rates will be effective on August 1, 2001. If the Contract is extended pursuant to Article 4, Subsection 4.1.1, renegotiated rates will be effective on August 1 of each subsequent year in which a rate adjustment is negotiated and agreed upon.

10.5.2	Delay in Determination of Rates

In the event there is any delay in a determination to increase or decrease capitation rates, so that an amendment may not be processed in time to permit payment of new rates commencing on August 1, the payment to Contractor will continue at the rates then in effect. Those continued payments will constitute interim payments only. Upon final approval of the amendment providing for the rate change, the State will make adjustments for those months for which interim payments were made.

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Sharp Health Plan	00-91035

a)	Any underpayment by the State shall be paid to Contractor within 30 calendar days after final approval of the new rates; and

b)	Any overpayment to Contractor shall be recaptured by the State’s withholding the amount due from Contractor’s next capitation check. If the amount to be withheld from the capitation check exceeds 25 percent of the capitation payment for the month, amounts up to 25 percent shall be withheld from successive capitation payments until the overpayment is fully recovered by the State.

10.6	REDETERMINATION OF RATES - OBLIGATION CHANGES

The capitation rates may be adjusted during the rate year to provide for a change in obligations which results in an increase or decrease in costs to Contractor, in accordance with the provisions of Welfare and Institutions Code Section 14301(c), and regulations adopted thereunder, of more than one percent of cost to Contractor. Any adjustments will be effectuated through an amendment to this Contract in accordance with the provisions of Article 3, Section 3.7 subject to Subsections 10.6.1 and 10.6.2.

10.6.1	Effective Date

The amendment will be effective as of the first day of the month in which such change in obligations is effective, as determined by CMAC.

10.6.2	Interim Payments

In the event the State is unable to process the amendment in time to permit payment of the adjusted rates as of the month in which the change in obligations is effective, payment to Contractor shall continue at the rates then in effect. Continued payment will constitute interim payment only. Upon final approval of the amendment providing for the change in obligations, the State will make adjustments for those months for which interim payments were made.

Article 10 - Payment Provisions

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Sharp Health Plan	00-91035

10.7	REINSURANCE

Contractor may obtain reinsurance (stop loss coverage) through the State or other insurers or may self-insure upon approval by the State to ensure maintenance of adequate capital by Contractor, for the cost of providing Covered Services under this Contract. Reinsurance will not limit Contractor’s liability below $         per Member for any 12-month period as specified by the State. Contractor may obtain reinsurance for the total cost of services provided to Members by non-contractor Emergency Service providers and for 90 percent of all costs exceeding 115 percent of its income during any Contractor FY.

10.8	CATASTROPHIC COVERAGE LIMITATION

The State may limit Contractor’s liability to provide or arrange and pay for care for illness of, or injury to, Members which results from, or is greatly aggravated by, a catastrophic occurrence or disaster.

Contractor shall return a prorated amount of the capitation payment following the Director’s invocation of the Catastrophic Coverage Limitation. The amount returned will be determined by dividing the total capitation payment by the number of days in the month. The amount will be returned to the State for each day in the month after the Director has invoked the Catastrophic Coverage Limitation clause.

10.9	RECOVERY OF CAPITATION PAYMENTS

The State will have the right to recover amounts paid to Contractor in the circumstances as specified in the following Subsections.

10.9.1	Improper Member Enrollment/DisenroIIment

The State determines that a Member has either been improperly enrolled, or should have been disenrolled with an effective date in a prior month. The State may recover the capitation payments made to Contractor for the beneficiary and absolve Contractor from all financial and other risk for the provision of services to the beneficiary under the terms of the Contract for the month(s) in question.

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Upon request by Contractor, the State may allow Contractor to retain the capitation payments made for Members that are eligible to enroll in Contractor’s plan, but should have been retroactively disenrolled pursuant to Article 6, Section 6.6, or under other circumstances as approved by the State. If Contractor retains the capitation payments, Contractor shall provide or arrange and pay for all Medically Necessary Covered Services for the Member until the Member is disenrolled on a non-retroactive basis pursuant to Article 6, Section 6.6.

10.9.2	Disallowance of Federal Financial Participation (FFP)

As a result of Contractor’s failure to perform contractual responsibilities to comply with mandatory federal Medicaid requirements, the Department of Health and Human Services disallows Federal Financial Participation (FFP) for payments made by the State to Contractor. The State may recover the amounts disallowed by DHHS by an offset to the capitation payment made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, the State at its discretion, may grant a Contractor’s request to repay the recoverable amounts in monthly installments over a period of consecutive months not to exceed six months.

10.9.3	Other Improper Payment

If the State determines that any other erroneous or improper payment not mentioned above has been made to Contractor, the State may recover the amount determined by an offset to the capitation payment made to Contractor. If recovery of the full amount at one time imposes a financial hardship on Contractor, the State, at its discretion, may grant a Contractor’s request to repay the recoverable amount in monthly installments over a period of consecutive months not to exceed six months. At least 30 calendar days prior to seeking any such recovery, the State will notify Contractor to explain the improper or erroneous nature of the payment and to describe the recovery process.

10.10	LIMITATION TO FEDERAL FINANCIAL PARTICIPATION

It is mutually understood between the parties that this Contract may have been written before ascertaining the availability of congressional appropriation of funds, for the mutual benefit of both parties in order to avoid program and fiscal delays which would occur if the Contract were executed after that determination was made.

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This Contract is valid and enforceable only if sufficient funds are made available to the State by the United States government for each Fiscal Year for the purpose of this program. In addition, this Contract is subject to any additional restriction, limitation or conditions enacted by the Congress or any statute enacted by the Congress which may affect the provisions, terms or funding of this Contract in any manner.

It is mutually agreed that if Congress does not appropriate sufficient funds for the program, this Contract will be amended to reflect any reduction in funds.

DHS has the option to terminate the Contract under the termination clause pursuant to Article 4, Subsection 4.3.3 or to amend the Contract to reflect any reduction in funds.

Article 10 - Payment Provisions

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Sharp Health Plan	00-91035

ARTICLE 11.0 - DUTIES OF THE STATE

11.1	PAYMENT FOR SERVICES

The State shall pay the appropriate capitation payments set forth in Article 10, Payment Provisions, to Contractor for each Eligible Beneficiary under this Contract, and ensure that such payments are reasonable and do not exceed the amount set forth in Title 42, CFR, Section 447.361. Payments will be made monthly commencing with the Operations Period and continuing for the duration of this Contract. Any adjustments for Federally Qualified Health Centers will be made in accordance with Section 14087.325, Welfare & Institution Code.

11.1.1	Turnover and Phaseout Withhold

The State shall withhold an amount equal to 10 percent or one million dollars ($1,000,000), whichever is greater, unless provided otherwise by the Financial Guarantee Performance agreement, from the capitation payment of the last month of the Operations Period until all activities required during the Turnover and Phaseout Period are completed.

If all Turnover and Phaseout activities are completed by the end of the Turnover and Phaseout Period, the State shall pay Contractor the amount withheld. If Contractor fails to meet one or more requirement(s) by the end of the Turnover and Phaseout Period, the State shall deduct the costs of the remaining activities proportionately from the withhold amount and continue to withhold payment until all activities are completed.

11.2	MEDICAL REVIEWS

The State shall conduct medical reviews at least once every 12 months in accordance with the provisions of Section 14456, W&I Code, and issue medical review reports to Contractor detailing findings, recommendations, and Corrective Actions, as appropriate.

Article 11 - Duties of the State

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11.3	FACILITY INSPECTIONS

The State shall conduct unannounced validation reviews on a number of Contractor’s Primary Care sites, selected at the State’s discretion, to verify compliance of these sites with the State’s requirements.

11.4	ENROLLMENT PROCESSING

The State, or designated representative, shall review applications for Enrollment and check the eligibility of applicants for services under this Contract. For those applications for Enrollment received prior to the specified deadlines, the State will provide to Contractor a list of Eligible Beneficiaries on a monthly basis, effective the first of the following month, as set forth in the annual health care plan cut-off schedule, published by Data Systems Branch, Department of Health Services.

Those applications for Enrollment received after the specified submission deadlines will become effective the first day of the second month following the receipt of the late application.

Contractor understands that Eligible Beneficiaries have a choice of competing health plans in the San” Diego Geographic Managed Care program. Contractor agrees that the State has made no representations or guarantees relating to the number of Eligible Beneficiaries who may choose or be enrolled in Contractor. Contractor specifically agrees that the State shall not be liable for any lack of Eligible Beneficiary Enrollment in Contractor’s plan.

11.5	DISENROLLMENT PROCESSING

The State, or designated representative, shall review and process requests for disenrollment and notify Contractor and Member of its decision.

Article 11 - Duties of the State

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Sharp Health Plan	00-91035

11.6	CERTIFICATION OF MARKETING REPRESENTATIVES

The State will test all of Contractor’s Marketing Representatives for knowledge of the program prior to their engaging in marketing or Medi-Cal Managed Care information activities on behalf of Contractor. The State will certify, as qualified Marketing Representatives, those persons demonstrating adequate knowledge of the program, provided they are of good moral character. Contractor may be permitted, subject to approval and oversight by the State, to perform such testing on behalf of the State, provided that Contractor is free of marketing violations or abuses. With respect to evidence of good moral character, Contractor will be permitted to rely on the representative’s written statements. The State reserves the right to rescind approval for Contractor testing at any time.

11.7	APPROVAL PROCESS

The State will acknowledge in writing, within five working days of receipt, the receipt of any material sent to the State by Contractor under the provisions of Article 5, Section 5.4, Obtaining State Approval. Within 60 calendar days of receipt, approve in writing the use of such material or provide Contractor with a written explanation why its use is not approved.

11.8	PROGRAM INFORMATION

The State will provide Contractor with complete and current information with respect to pertinent policies, procedures, and guidelines affecting the operation of this Contract, within 30 calendar days of receipt of Contractor’s written request for information, to the extent that the information is readily available. If the requested information is not available, the State will notify Contractor within 30 calendar days, in writing, of the reason for the delay and when Contractor may expect the requested information.

11.9	BENEFICIARY NOTIFICATION OF HEALTH PLAN CONTRACT TERMINATION

The State will notify Medi-Cal beneficiaries affected by this Contract of their health care benefits and options available upon termination or expiration of this Contract.

Article 11 - Duties of the State

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11.10	PILOT PROJECTS

The State, pursuant to W&I Code Section 14094.3(c)(2), may establish pilot projects to test alternative managed care models tailored to the special health care needs of children under the California Children Services Program. These pilot projects may affect Contractor’s obligations under the Contract in the areas of Covered Services, Eligible Beneficiaries and administrative systems. These pilot projects shall be implemented through Contract amendment. The State shall not require Contractor to cover CCS services under the capitation rate as part of a pilot project unless Contractor is a voluntary participant in the project.

11.11	CONFIDENTIALITY OF INFORMATION

The State shall comply with the confidentiality of information provisions detailed in Section 3.12.

Article 11 - Duties of the State

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Sharp Health Plan	00-91035

ATTACHMENT I

EXCLUDED DRUGS FOR THE TREATMENT OF HIV AND AIDS

Abacavir Sulfate (Ziagen)

Ampernavir (Agenerase)

Delavirdine Mesylate (Rescriptor)

Efavirenz (Sustiva)

Indinavir Sulfate (Crixivan)

Lamivudine (Epivir)

Nelfinavir Mesylate (Viracept)

Nevirapine (Viramune)

Ritonavir (Norvir)

Saquinavir (Fortovase)

Saquinavir Mesylate (Invirase)

Stavudine (Zerit)

Zidovudine/Lamivudine (Combivir)

Attachment I

Sharp Health Plan	00-91035

ATTACHMENT II

EXCLUDED PSYCHOTHERAPEUTIC DRUGS

Generic Name

Amantadine HCL

Benztropine Mesylate

Biperiden HCL

Biperiden Lactate

Chlorpromazine HCL

Chlorprothixene

Clozapine

Fluphenazine Decanoate

Fluphenazine Enanthate

Fluphenazine HCL

Haloperidol

Haloperidol Decanoate

Haloperidol Lacate

Isocarboxazid

Lithium Carbonate (Lithotabs, Eskalith, Lithobib CR)

Lithium Citrate

Loxapine HCL

Loxapine Succinate

Attachment II

Sharp Health Plan	00-91035

Mesoridazine Besylate

Molindone HCL

Olanzapine

Perphenazine

Phenelzine Sulfate

Pimozide

Procyclidine HCL

Promazine HCL

Quetiapine

Risperidone

Thioridazine HCL

Thiothixene

Thiothixene HCL

Tranylcypromine Sulfate

Trifluopromazine

Trifluopromazin HCL

Trihexphenidyl HCL

Trifluoperazine HCL

Attachment II

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

STD 213 A (DHS Rev 7/04)

	AGREEMENT NUMBER	AMENDMENT NUMBER

☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 3 PAGES	00-91035	A-07

REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State
California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor
Sharp Health Plan (Effective June 1, 2005, Molina Healthcare of California)

2.	The term of this
Agreement is August 1, 2000 through December 31, 2005

3.	The maximum amount $343,269,000
of this Agreement is: Three Hundred Forty-three Million, Two Hundred Sixty-nine Thousand Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

1)	Amendment effective date: June 1, 2005

2)	Purpose of amendment: All parties expressly consent to a novation by discharging contractor Sharp Health Plan and substituting the new contractor, Molina Healthcare of California; to revise the definition of Contractor to include Molina Healthcare of California; and to revise the notice provision to include Molina Healthcare of California.

3)	By executing this Amendment, Sharp Health Plan assigns and transfers to Molina Healthcare of California all of Sharp Health Plan’s rights and interests in this Contract, and Sharp Health Plan is hereby expressly released by the Department of Health Services from all obligations and liabilities that accrue under this Contract on and after June 1, 2005. By executing this Amendment, Molina Healthcare of California assumes all rights, duties, obligations, responsibilities, and liabilities of any type that accrue under this Contract on and after June 1, 2005, and agrees to abide by the terms and conditions of the Contract. Molina Healthcare of California shall not be liable under this Contract to indemnify the State of California for any acts, omissions, cause or reason occurring prior to June 1, 2005.

(Continued on next page)

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR				CALIFORNIA Department of General Services Use Only
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
Sharp Health Plan (Effective June 1, 2005, Molina Healthcare of California)

BY (Authorized Signature)	DATE SIGNED	BY (Authorized Signature)	DATE SIGNED

/s/ B. Kathlyn Mead	4/__/05	/s/ Joann Zarza-Garrido	4/__/05
PRINTED NAME AND TITLE OF PERSON SIGNING		PRINTED NAME AND TITLE OF PERSON SIGNING

B. Kathlyn Mead, President/CEO		Joann Zarza-Garrido, President/CEO

ADDRESS		ADDRESS
4305 University Avenue, Suite 200 San Diego, CA 92105		One Golden Shore Drive Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME
California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stan Rosenstein	5/31/05
PRINTED NAME AND TITLE OF PERSON SIGNING Stan Rosenstein, Deputy Director, Medical Care Services ADDRESS 1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413 Sacramento, CA 95899-7413		Exempt per:
☐ Welfare and Institutions Code
section 14087.55(c)
☒ Welfare and Institutions Code
section 14089.8(b)

Sharp Health Plan

(Effective June 1, 2005,

Molina Healthcare of California)

00-91035, A-07

4)	ARTICLE 2.0, DEFINITIONS, Section 2.13 Contractor, is amended to read:

2.13	Contractor means the Knox-Keene licensed plan: Sharp Health Plan for the period August 1, 2000 through May 31, 2005; and effective June 1, 2005, Contractor means the Knox-Keene licensed plan, Molina Healthcare of California.

5)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.3 Authorized Representatives/Delegation of Authority, is amended to add the following:

The Contract representatives of this Contract from August 1, 2000 through May 31, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Sharp Health Plan B. Kathlyn Mead, President/CEO Telephone: (619) 228-2440

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 942732, Mail Stop 4407 Sacramento, CA 94234-7320	Contractor Sharp Health Plan B. Kathlyn Mead, President/CEO 9325 Sky Park Court, Suite 300 San Diego, CA 92123

Telephone: (916) 449-5100 Fax: (916) 449-5090, (916) 449-5091	Telephone: (619) 228-2440

The Contract representatives of this Contract from June 1, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Molina Healthcare of California Joann Zarza-Garrido, President/CEO Telephone: (562) 435-3666, ext. 7019

2

Sharp Health Plan

(Effective June 1, 2005,

Molina Healthcare of California)

00-91035, A-07

Direct all inquiries to:

Department of Health Services	Contractor
Medi-Cal Managed Care Division	Molina Healthcare of California
Attention: Contracting Officer	Joann Zarza-Garrido,
President/CEO
1501 Capitol Avenue, Suite 71.4001	One Golden Shore Drive
PO Box 942732, Mail Stop 4407	Long Beach, CA 90802
Sacramento, CA 94234-7320

Telephone: (916) 449-5100	Telephone: (562) 435-3666, ext.
Fax: (916) 449-5090, (916) 449-5091	7019

Either party may make changes to the contact information in this Section 3.3 by giving updated written information to the other party. These changes shall not require an amendment to this Contract.

6)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.9 Submissions to DHS/Notices, is amended to read:

3.9	Submissions to DHS/Notices

All deliverables, correspondence, notices, reports and records required under this Contract shall be in writing and shall be deemed to have been provided when mailed. All submissions to the State shall be sent to DHS, except requests to re-negotiate the Contract, which shall be submitted to CMAC. Required notices, records and reports shall be sent to the following addresses as appropriate:

State Department of Health Services

Medi-Cal Managed Care Division

Healthy San Diego, Geographic Managed Care Plan Management Unit

Attn: GMC - Healthy San Diego

1501 Capitol Avenue, Suite 71.4001

MS: 4408, P.O. Box 997413

Sacramento, CA 95899-7413

3

Sharp Health Plan

(Effective June 1, 2005,

Molina Healthcare of California)

00-91035, A-07

For matters prior to June 1, 2005:

Sharp Health Plan

9325 Sky Park Court, Suite 300

San Diego, CA 92123

Attn: Government Compliance/Contract Manager

For matters on or after June 1, 2005:

Molina Healthcare of California

Attention: Contract Manager

One Golden Shore Drive

Long Beach, CA 90802

California Medical Assistance Commission

770 L Street, Suite 1000

Sacramento, CA 95814

7)	All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

4

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

STD 213 A (DHS Rev 7/04)

	AGREEMENT NUMBER	AMENDMENT NUMBER

☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 3 PAGES	00-91036	A-07

REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)
California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)
Universal Care (Effective June 1, 2005, Molina Healthcare of California)

2.	The term of this
Agreement is August 1, 2000 through December 31, 2005

3.	The maximum amount $ 86,884,000
of this Agreement is: Eighty-six Million, Eight Hundred Eighty-four Thousand Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

1)	Amendment effective date: June 1, 2005

2)	Purpose of amendment: All parties expressly consent to a novation by discharging contractor Universal Care and substituting the new contractor, Molina Healthcare of California; to revise the definition of Contractor to include Molina Healthcare of California; and to revise the notice provision to include Molina Healthcare of California.

3)	By executing this Amendment, Universal Care assigns and transfers to Molina Healthcare of California all of Universal Care’s rights and interests in this Contract, and Universal Care is hereby expressly released by the Department of Health Services from all obligations and liabilities that accrue under this Contract on and after June 1, 2005. By executing this Amendment, Molina Healthcare of California assumes all rights, duties, obligations, responsibilities, and liabilities of any type that accrue under this Contract on and after June 1, 2005, and agrees to abide by the terms and conditions of the Contract. Molina Healthcare of California shall not be liable under this Contract to indemnify the State of California for any acts, omissions, cause or reason occurring prior to June 1, 2005.

(Continued on next page)

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR				CALIFORNIA Department of General Services Use Only
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
Universal Care (Effective June 1, 2005, Molina Healthcare of California)

BY (Authorized Signature)	DATE SIGNED	BY (Authorized Signature)	DATE SIGNED

/s/ Jeffrey V. Davis	4/9/05	/s/ Joann Zarza-Garrido	4/18/05
PRINTED NAME AND TITLE OF PERSON SIGNING		PRINTED NAME AND TITLE OF PERSON SIGNING

Jeffrey V. Davis, Exec. VP and COO		Joann Zarza-Garrido, President/CEO

ADDRESS		ADDRESS
1600 East Hill Street Signal Hill, CA 90806		One Golden Shore Drive Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME
California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stan Rosenstein	5/31/05
PRINTED NAME AND TITLE OF PERSON SIGNING Stan Rosenstein, Deputy Director, Medical Care Services ADDRESS 1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413 Sacramento, CA 95899-7413		Exempt per:
☐ Welfare and Institutions Code
section 14087.55(c)
☒ Welfare and Institutions Code
section 14089.8(b)

Universal Care

(Effective June 1,2005,

Molina Healthcare of California)

00-91036, A-07

4)	ARTICLE 2.0, DEFINITIONS, Section 2.13 Contractor, is amended to read:

2.13	Contractor means the Knox-Keene licensed plan: Universal Care for the period August 1, 2000 through May 31, 2005; and effective June 1, 2005, Contractor means the Knox-Keene licensed plan, Molina Healthcare of California.

5)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.3 Authorized Representatives/Delegation of Authority, is amended to add the following:

The Contract representatives of this Contract from August 1, 2000 through May 31, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Universal Care Jeffrey V. Davis, Executive Vice President and COO Telephone: (562) 981-4004 Fax: (562) 427-4634

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 942732, Mail Stop 4407 Sacramento, CA 94234-7320	Contractor Universal Care Jeffrey V. Davis, Executive Vice President and COO 1600 East Hill Street Signal Hill, CA 90806

Telephone: (916)449-5100 Fax: (916) 449-5090, (916) 449-5091	Telephone: (562)981-4004 Fax: (562) 427-4634

The Contract representatives of this Contract from June 1, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Molina Healthcare of California Joann Zarza-Garrido, President/CEO Telephone: (562) 435-3666, ext. 7019

2

Universal Care

(Effective June 1, 2005,

Molina Healthcare of California)

00-91036, A-07

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 942732, Mail Stop 4407 Sacramento, CA 94234-7320	Contractor Molina Healthcare of California Joann Zarza-Garrido, President/CEO One Golden Shore Drive Long Beach, CA 90802

Telephone: (916) 449-5100 Fax: (916) 449-5090, (916) 449-5091	Telephone: (562) 435-3666, ext. 7019

Either party may make changes to the contact information in this Section 3.3 by giving updated written information to the other party. These changes shall not require an amendment to this Contract.

6)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.9 Submissions to DHS/Notices, is amended to read:

3.9	Submissions to DHS/Notices

All deliverables, correspondence, notices, reports and records required under this Contract shall be in writing and shall be deemed to have been provided when mailed. All submissions to the State shall be sent to DHS, except requests to re-negotiate the Contract, which shall be submitted to CMAC. Required notices, records and reports shall be sent to the following addresses as appropriate:

State Department of Health Services

Medi-Cal Managed Care Division

Healthy San Diego, Geographic Managed Care Plan Management Unit

Attn: GMC - Healthy San Diego

1501 Capitol Avenue, Suite 71.4001

MS: 4408, P.O. Box 997413

Sacramento, CA 95899-7413

3

Universal Care

(Effective June 1, 2005,

Molina Healthcare of California)

00-91036, A-07

For matters prior to June 1, 2005:

Universal Care

1600 East Hill Street

Signal Hill, CA 90806

Attn: Executive Vice President and COO

For matters on or after June 1, 2005:

Molina Healthcare of California

Attention: Contract Manager

One Golden Shore Drive

Long Beach, CA 90802

California Medical Assistance Commission

770 L Street, Suite 1000

Sacramento, CA 95814

7)	All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

4

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

STD 213 A (DHS Rev 7/04)

	AGREEMENT NUMBER	AMENDMENT NUMBER

☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 6 PAGES	00-91035	A-08

REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)
California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)
Molina Healthcare of California

2.	The term of this
Agreement is August 1, 2000 through December 31, 2005

3.	The maximum amount $351,849,000
of this Agreement is: Three Hundred Fifty-one Million, Eight Hundred Forty-nine Thousand Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

1)	Amendment effective date: June 1, 2005

2)	Purpose of amendment: To revise the enrollment capacity; to adjust rates; and to adjust the encumbrances/amounts payable accordingly.

3)	The Members covered under Contractor’s Medi-Cal San Diego Geographic Managed Care Contract No. 00-91036 Universal Care, with the Department of Health Services, will be enrolled in this Contract No. 00-91035 Molina Healthcare of California effective June 1, 2005.

(Continued on next page)

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR		CALIFORNIA Department of General Services Use Only
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
Molina Healthcare of California

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Joann Zarza-Garrido	5/18/05
PRINTED NAME AND TITLE OF PERSON SIGNING

Joann Zarza-Garrido, President/CEO

ADDRESS
One Golden Shore Drive
Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME
California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stan Rosenstein	6/16/05
PRINTED NAME AND TITLE OF PERSON SIGNING Stan Rosenstein, Deputy Director, Medical Care Services ADDRESS 1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413 Sacramento, CA 95899-7413		Exempt per:
☐ Welfare and Institutions Code
section 14087.55(c)
☒ Welfare and Institutions Code
section 14089.8(b)

Molina Healthcare of California

00-91035, A-08

4)	ARTICLE 6.0, ENROLLMENT AND DISENROLLMENT, Section 6.2 Enrollment Capacity, is amended to read:

6.2	Enrollment Capacity

Contractor’s maximum Enrollment capacity under this Contract shall not exceed 200,000.

5)	ARTICLE 10.0, PAYMENT PROVISIONS, Section 10.2 Amounts Payable, is amended to read:

10.2	Amounts Payable

Any requirement of performance by the State and Contractor for the period of the Contract will be dependent upon the availability of future appropriations by the Legislature for the purpose of this Contract. The maximum amount payable under this Contract in the 2000-2001 FY ending June 30, 2001 will not exceed                      the maximum amount payable under this Contract in the 2001-2002 FY ending June 30, 2002 will not exceed                     ; the maximum amount payable under this Contract in 2002-2003 FY ending June 30, 2003 will not exceed                      and the maximum amount payable under this Contract in 2003-2004 FY ending June 30, 2004 will not exceed                      and the maximum amount payable under this Contract in the 2004-2005 FY ending June 30, 2005 will not exceed                      If funds become available for purposes of this Contract from future appropriations by the Legislature, the maximum amount payable under this Contract in the 2005-2006 FY ending June 30, 2006 will not exceed                      The maximum amount payable under this Contract shall not exceed

2

Molina Healthcare of California

00-91035, A-08

6)	ARTICLE 10.0, PAYMENT PROVISIONS, Section 10.3 Capitation Rates, is amended to read:

10.3	Capitation Rates

The State shall remit to Contractor a postpaid capitation payment for each Member, for each month in which that Member appears on the approved list of Eligible Beneficiaries supplied to Contractor by the State. The payment period for health care services shall commence on the first day of operations, as determined by the State. Capitation payments shall be made in accordance with the following schedule of capitation payment rates for the Operations Period.

A.	From August 1, 2001 through June 30, 2002:

Aid Group	Aid Codes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C*, 4F, 4G, 4M, 5X, 7X
Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6A, 6C, 6G, 6H, 6N, 6P, 6V
Aged	10, 14, 16, 18, 1H
Child	03, 04, 45, 82, 4A, 4K, 5K, 7J**
Adult	86
Percent of Poverty	47, 72, 7A, 8P, 8R
Breast and Cervical Cancer Treatment Program (BCCTP)***	0M, 0N, 0P, 0R, 0T, 0U

*	The effective date of the movement of 4C to the Family Aid Grouping from the Child Aid Grouping is September 1, 2001.

**	The effective date of the addition of Aid Code 7J is October 1, 2001.

***	The effective date of the addition of the BCCTP Aid Group is February 1, 2002.

3

Molina Healthcare of California

00-91035, A-08

B.	From July 1, 2002 through June 30, 2003:

Aid Group	Aid Codes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C, 4F, 4G, 4M, 5X, 7X
Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 2E*, 6A, 6C, 6E*, 6G, 6H, 6N, 6P, 6V
Aged	10, 14, 16, 18, 1E*, 1H
Child	03, 04, 45, 82, 4A, 4K, 5K, 7J
Adult	86
Percent of Poverty	47, 72, 7A, 8P, 8R
Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N, 0P, 0R, 0T, 0U

*	The effective date of the addition of Aid Codes 1E, 2E, 6E is May 1, 2003.

C.	From July 1, 2003 through July 31, 2003:

Aid Group	Aid Codes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C, 4F, 4G, 4M, 5X, 7X
Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 6P, 2E, 6A, 6C, 6E, 6G, 6H, 6N, 6P, 6V
Aged	10, 14, 16, 18, 1E, 1H
Child	03, 04, 45, 82, 4A, 4K, 5K, 7J
Adult	86
Percent of Poverty	47, 72, 7A, 8P, 8R
Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N, 0P, 0R, 0T, 0U

4

Molina Healthcare of California

00-91035, A-08

D.	From August 1, 2003 through December 31, 2003:

Aid Group	AidCodes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35,
38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C, 4F, 4G, 4M, 5X, 7X

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 2E, 6A, 6C, 6E, 6G, 6H, 6J*, 6N, 6P, 6V

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4K, 5K, 7J

Adult	86

Percent of Poverty	47, 72, 7A, 8P, 8R
Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N ,0P, OR, 0T, 0U

*	The effective date of the addition of Aid Code 6J is October 1, 2003.

E.	From January 1, 2004 through June 30, 2004:

Aid Group	Aid Codes	Rate

Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C, 4F, 4G, 4M, 5X, 7X

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 2E, 6A, 6C, 6E, 6G, 6H, 6J, 6N, 6P, 6V

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4K, 5K, 7J

Adult	86

Percent of Poverty	47, 72, 7A, 8P, 8R

Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N, 0P, 0R, 0T, 0U

5

Molina Healthcare of California

00-91035, A-08

F.	From July 1, 2004 through July 31, 2004:

Aid Group	Aid Codes	Rate
Family	01, 02, 08, 30, 32, 33, 34, 35, 38, 39, 40, 42, 54, 59, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4C, 4F, 4G, 4M, 5X, 7X

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 2E, 6A, 6C, 6E, 6G, 6H, 6J, 6N, 6P, 6V

Aged	10, 14, 16, 18, 1E, 1H

Child	03, 04, 45, 82, 4A, 4K, 5K, 7J ,

Adult	86

Percent of Poverty	47, 72, 7A, 8P, 8R

Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N, 0P, 0R, 0T, 0U

G.	From August 1, 2004 through May 31, 2005:

Aid Group	Aid Codes	Rate
Family	01, 02, 03, 04, 08, 30, 32, 33,
34, 35, 38, 39, 40, 42, 45, 47,
54, 59, 72, 82, 0A, 3A, 3C, 3E,
3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U,
4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X,
7A, 7J, 7X, 8P, 8R

Disabled	20, 24, 26, 28, 36, 60, 64, 66,
68, 2E, 6A, 6C, 6E, 6G, 6H, 6J,
6N, 6P, 6V

Aged	10, 14, 16, 18, 1E, 1H

Adult	86

Breast and Cervical	0M, 0N, 0P, 0R, 0T, 0U
Cancer Treatment
Program (BCCTP)

6

Molina Healthcare of California

00-91035, A-08

H.	Commencing June 1, 2005:

Aid Group	Aid Codes	Rate
Family	01, 02, 03, 04, 08, 30, 32, 33, 34, 35, 38, 40, 42, 45, 47, 54, 59, 72, 82, 0A, 3A, 3C, 3E, 3G, 3H, 3L, 3M, 3N, 3P, 3R, 3U, 4A, 4C, 4F, 4G, 4K, 4M, 5K, 5X, 7A, 7J, 7X, 8P, 8R

Disabled	20, 24, 26, 28, 36, 60, 64, 66, 68, 2E, 6A, 6C, 6E, 6G, 6H, 6J, 6N, 6P, 6V

Aged	10, 14, 16, 18, 1E, 1H

Adult	86

Breast and Cervical Cancer Treatment Program (BCCTP)	0M, 0N, 0P, 0R, 0T, 0U

7)	All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

7

STATE OF CALIFORNIA

STANDARD AGREEMENT AMENDMENT

STD 213 A (DHS Rev 7/04)

	AGREEMENT NUMBER	AMENDMENT NUMBER

☒ CHECK HERE IF ADDITIONAL PAGES ARE ADDED 4 PAGES	00-91035	A-09

REGISTRATION NUMBER:

1.	This Agreement is entered into between the State Agency and Contractor named below:

	STATE AGENCY’S NAME	(Also referred to as CDHS, DHS, or the State)
California Department of Health Services

	CONTRACTOR’S NAME	(Also referred to as Contractor)
Molina Healthcare of California (Effective July 1, 2005, Molina Healthcare of California Partner Plan, Inc.)

2.	The term of this
Agreement is August 1, 2000 through December 31, 2005

3.	The maximum amount $351,849,000
of this Agreement is: Three Hundred Fifty-one Million, Eight Hundred Forty-nine Thousand Dollars

4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

1)	Amendment effective date: June 1, 2005

2)	Purpose of amendment: All parties expressly consent to a novation by discharging contractor Molina Healthcare of California and substituting the new contractor, Molina Healthcare of California Partner Plan, Inc. to revise the definition of Contractor to include Molina Healthcare of California Partner Plan, Inc.; and to revise the notice provision to include Molina Healthcare of California Partner Plan, Inc.

3)	By executing this Amendment, Molina Healthcare of California assigns and transfers to Molina Healthcare of California Partner Plan, Inc. all of Molina Healthcare of California’s rights and interests in this Contract, and Molina Healthcare of California is hereby expressly released by the Department of Health Services from all obligations and liabilities that accrue under this Contract on and after June 1, 2005. By executing this Amendment, Molina Healthcare of California Partner Plan, Inc. assumes all rights, duties, obligations, responsibilities, and liabilities of any type that accrue under this Contract on and after June 1, 2005, and agrees to abide by the terms and conditions of the Contract. Molina Healthcare of California Partner Plan, Inc. shall not be liable under this Contract to indemnify the State of California for any acts, omissions, cause or reason occurring prior to June 1, 2005.

(Continued on next page)

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.

CONTRACTOR				CALIFORNIA Department of General Services Use Only
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
Molina Healthcare of California (Effective July 1, 2005, Molina Healthcare of California Partner Plan, Inc.)

BY (Authorized Signature)	DATE SIGNED	BY (Authorized Signature)	DATE SIGNED

/s/ Joann Zarza-Garrido	6/28/05	/s/ Joann Zarza-Garrido	6/28/05
PRINTED NAME AND TITLE OF PERSON SIGNING		PRINTED NAME AND TITLE OF PERSON SIGNING

Joann Zarza-Garrido, President/CEO		Joann Zarza-Garrido, President/CEO

ADDRESS		ADDRESS
One Golden Shore Drive Long Beach, CA 90802		One Golden Shore Drive Long Beach, CA 90802

STATE OF CALIFORNIA

AGENCY NAME
California Department of Health Services

BY (Authorized Signature)	DATE SIGNED (Do not type)

/s/ Stan Rosenstein	7/11/05
PRINTED NAME AND TITLE OF PERSON SIGNING Stan Rosenstein, Deputy Director, Medical Care Services ADDRESS 1501 Capitol Avenue, 6th Floor, MS 4000, PO Box 997413 Sacramento, CA 95899-7413		Exempt per:
☐ Welfare and Institutions Code
section 14087.55(c)
☒ Welfare and Institutions Code
section 14089.8(b)

Molina Healthcare of California

(Effective July 1, 2005,

Molina Healthcare of California Partner Plan, Inc.)

00-91035, A-09

4)	ARTICLE 2.0, DEFINITIONS, Section 2.13 Contractor, is amended to read:

2.13	Contractor means the Knox-Keene licensed plan: Sharp Health Plan for the period August 1, 2000 through May 31, 2005; Molina Healthcare of California for the period of June 1, 2005 through June 30, 2005; and effective July 1, 2005, Molina Healthcare of California Partner Plan, Inc.

5)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.3 Authorized Representatives/Delegation of Authority, is amended to read:

The Contract representatives of this Contract from August 1, 2000 to May 31, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Sharp Health Plan B. Kathlyn Mead, President/CEO Telephone: (619) 228-2440

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 997413, Mail Stop 4407 Sacramento, CA 95899-7413	Contractor Sharp Health Plan B. Kathlyn Mead, President/CEO 9325 Sky Park Court, Suite 300 San Diego, CA 92123

Telephone: (916) 449-5000 Fax: (916) 449-5005	Telephone: (619) 228-2440

The Contract representatives of this Contract from June 1, 2005 to June 30, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Contractor Molina Healthcare of California Joann Zarza-Garrido, President/CEO Telephone: (562) 435-3666, ext. 7019

2

Molina Healthcare of California

(Effective July 1, 2005,

Molina Healthcare of California Partner Plan, Inc.)

00-91035, A-09

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 997413, Mail Stop 4407 Sacramento, CA 95899-7413	Contractor Molina Healthcare of California Joann Zarza-Garrido, President/CEO One Golden Shore Drive Long Beach, CA 90802

Telephone: (916) 449-5000 Fax: (916) 449-5005	Telephone: (562) 435-3666, ext. 7019

The Contract representatives of this Contract commencing July 1, 2005 will be:

Department of Health Services Medi-Cal Managed Care Division Attention: Chief, Plan Management Branch	Contractor Molina Healthcare of California Partner Plan, Inc. Joann Zarza-Garrido, President/CEO

Telephone: (916) 449-5100, (916) 449-5101 Fax: (916) 449-5090, (916) 449-5091	Telephone: (562) 435-3666, ext. 127019

Direct all inquiries to:

Department of Health Services Medi-Cal Managed Care Division	Contractor Molina Healthcare of California Partner Plan, Inc.
Attention: Contracting Officer 1501 Capitol Avenue, Suite 71.4001 PO Box 997413, Mail Stop 4407 Sacramento, CA 95899-7413	Joann Zarza-Garrido, President/CEO One Golden Shore Drive Long Beach, CA 90802

Telephone: (916) 449-5000 Fax: (916) 449-5005	Telephone: (562) 435-3666, ext. 127019

Either party may make changes to the contact information in this Section 3.3 by giving updated written information to the other party. These changes shall not require an amendment to this Contract.

3

Molina Healthcare of California

(Effective July 1, 2005,

Molina Healthcare of California Partner Plan, Inc.)

00-91035, A-09

6)	ARTICLE 3.0, GENERAL PROVISIONS, Section 3.9 Submissions to DHS/Notices, is amended to read:

3.9	Submissions to DHS/Notices

All deliverables, correspondence, notices, reports and records required under this Contract shall be in writing and shall be deemed to have been provided when mailed. All submissions to the State shall be sent to DHS, except requests to re-negotiate the Contract, which shall be submitted to CMAC. Required notices, records and reports shall be sent to the following addresses as appropriate:

State Department of Health Services

Medi-Cal Managed Care Division

Healthy San Diego, Geographic Managed Care Plan Management Unit

Attn: GMC - Healthy San Diego

1501 Capitol Avenue, Suite 71.4001

MS: 4408, P.O. Box 997413

Sacramento, CA 95899-7413

For matters prior to June 1, 2005:

Sharp Health Plan

9325 Sky Park Court, Suite 300

San Diego, CA 92123

Attn: Government Compliance/Contract Manager

For matters from June 1, 2005 through June 30, 2005:

Molina Healthcare of California

Attention: Contract Manager

One Golden Shore Drive

Long Beach, CA 90802

For matters on or after July 1, 2005:

Molina Healthcare of California Partner Plan, Inc.

Attn: Joann Zarza-Garrido, President/CEO

One Golden Shore Drive

Long Beach, CA 90802

4

Molina Healthcare of California

(Effective July 1, 2005,

Molina Healthcare of California Partner Plan, Inc.)

00-91035, A-09

California Medical Assistance Commission

770 L Street, Suite 1000

Sacramento, CA 95814

7)	All rights, duties, obligations and liabilities of the parties hereto otherwise remain unchanged.

5